UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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[   ] Preliminary Proxy Statement

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[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material under Rule 14a-12

Wendy’s/Arby’s Group, Inc.
Name of the Registrant as Specified In Its Charter

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Notice of 2009 Annual Meeting of
Stockholders and Proxy Statement

WENDY’S/ARBY’S GROUP, INC.
1155 Perimeter Center West
Atlanta, Georgia 30338
(678) 514-4100

April 14, 2009

Dear Stockholders:

It is my pleasure to invite you to join me at the 2009 Annual Meeting of Stockholders of Wendy’s/Arby’s Group, Inc., which will be held at 11:00 a.m., local time, on Thursday, May 28, 2009, at the W New York, 541 Lexington Avenue, New York, New York 10022. The Board of Directors and management hope that you will be able to attend in person.

At the Annual Meeting, you will be asked to consider and vote on the election of twelve directors, several proposals to amend the Company’s certificate of incorporation, a proposal to re-approve the performance goal bonus awards portion of the Company’s 1999 Executive Bonus Plan, and a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants. The Board of Directors recommends that you vote FOR each of these proposals.

The Notice of Annual Meeting and Proxy Statement follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting in person, please promptly complete and return your proxy card in the enclosed envelope, or submit your proxy by telephone or by Internet as described in the instructions included with your proxy card. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy.

Sincerely,
ROLAND C. SMITH President and Chief Executive Officer

WENDY’S/ARBY’S GROUP, INC.
NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To be Held on Thursday, May 28, 2009
11:00 a.m., Local Time

The 2009 Annual Meeting of Stockholders of Wendy’s/Arby’s Group, Inc. will be held on Thursday, May 28, 2009, at 11:00 a.m., local time, at the W New York, 541 Lexington Avenue, New York, New York 10022, for the following purposes:

(1)	to elect twelve directors to hold office until the Company’s next annual meeting of stockholders;

(2)

to adopt an amendment and restatement of the Company’s certificate of incorporation (the “Certificate of Incorporation”) to refer to “Class A Common Stock” as “Common Stock” and make other conforming changes;

(3)

to adopt an amendment and restatement of the Certificate of Incorporation to provide that, in the absence of the Chairman of the Board, the alternate presiding chairman at a meeting of the Company’s stockholders would be, in order, the Vice Chairman, the Chief Executive Officer or a person designated by a majority of the Board of Directors;

(4)	to adopt an amendment and restatement of the Certificate of Incorporation to change the advance notice procedures for stockholder proposals and director nominations;

(5)

to adopt an amendment and restatement of the Certificate of Incorporation to provide that directors may be removed only by the affirmative vote of the holders of two-thirds of the voting power of the Company’s capital stock;

(6)

to adopt an amendment and restatement of the Certificate of Incorporation to repeal Article VI thereof, which imposes super-majority stockholder approval requirements for certain business combination transactions between the Company and an interested stockholder;

(A copy of the proposed Amended and Restated Certificate of Incorporation described above is set forth in Annex A to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. For more details about the proposed Amended and Restated Certificate of Incorporation, see Proposals 2-6 in the Proxy Statement.)

(7)	to re-approve the Performance Goal Bonus Awards portion of the Company’s 1999 Executive Bonus Plan;

(8)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for 2009; and

(9)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders entitled to vote at the Annual Meeting or any adjournment or postponement thereof are holders of record of the Company’s Class A Common Stock at the close of business on March 31, 2009. All such stockholders of record are invited to attend the Annual Meeting. Admission to the Annual Meeting will be by ticket only and packages and bags may be inspected and required to be checked in at the registration desk. You also will be required to present identification containing a photograph. If you are a registered stockholder (your shares are held in your name) and plan to attend the Annual Meeting, please check the appropriate box on the proxy card and retain the top portion of your proxy card, which serves as your admission ticket. If you are a beneficial owner (your shares are held by a bank, broker or other holder of record) and you plan to attend the Annual Meeting, your admission ticket is either your notice regarding the availability of proxy materials or the top portion of your voting instruction form, whichever you have received. The Proxy Statement also includes information on how to obtain a ticket from the Company. Stockholders who do not obtain tickets in advance may obtain them upon verification of ownership at the registration desk on the day of the Annual Meeting.

By Order of the Board of Directors
NILS H. OKESON Secretary

April 14, 2009

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 28, 2009: the proxy statement and the annual report are available at www.wendysarbys.com.

Your vote is important! Stockholders are cordially invited to attend the meeting. Whether or not you plan to attend, please promptly complete and return your proxy card in the enclosed envelope, or submit your proxy by telephone or by Internet as described in the instructions included with your proxy card. You may nevertheless vote in person if you attend the meeting.

WENDY’S/ARBY’S GROUP, INC.
1155 Perimeter Center West
Atlanta, Georgia 30338
(678) 514-4100

PROXY STATEMENT

INTRODUCTION

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors” or the “Board”) of Wendy’s/Arby’s Group, Inc. (“Wendy’s/Arby’s” or the “Company”) in connection with the 2009 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Thursday, May 28, 2009, at 11:00 a.m., local time, at the W New York, 541 Lexington Avenue, New York, New York 10022, and at any adjournment or postponement thereof. This Proxy Statement and a proxy are first being mailed to stockholders on April 17, 2009. The mailing address of the Company’s principal executive office is 1155 Perimeter Center West, Atlanta, Georgia 30338.

When a proxy is returned properly dated and signed, the shares represented thereby will be voted by the persons named as proxies in accordance with each stockholder’s directions. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy. If a proxy is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors FOR the election of each of the twelve nominees for director named below and FOR Proposals 2, 3, 4, 5, 6, 7, and 8. The Company does not have cumulative voting. Under the Company’s By-Laws (the “By-Laws”), business transacted at the Annual Meeting is confined to the purposes stated in the Notice of the Annual Meeting. The proxy being solicited does, however, convey discretionary authority to the persons named therein as proxies to vote on matters incident to the conduct of the Annual Meeting. The proxy may be revoked by the stockholder at any time prior to the time it is voted by giving notice of such revocation either personally or in writing to the Corporate Secretary of the Company at the address provided above.

Only holders of the Company’s Class A Common Stock, par value $.10 per share (the “Class A Common Stock”), at the close of business on March 31, 2009, their authorized representatives and guests of the Company will be able to attend the Annual Meeting. For your comfort and security, admission to the Annual Meeting will be by ticket only. If you are a registered stockholder (your shares are held in your name) and plan to attend the Annual Meeting, please check the appropriate box on the enclosed proxy card. Your admission ticket can be detached from the bottom portion of the proxy card. If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record) and plan to attend the Annual Meeting, your admission ticket is either your notice regarding the availability of proxy materials or the top portion of your voting instruction form, whichever you have received. In addition, you can obtain an admission ticket in advance by writing to Corporate Secretary, Wendy’s/Arby’s Group, Inc., 1155 Perimeter Center West, Atlanta, Georgia 30338. Please be sure to enclose proof of ownership, such as a bank or brokerage account statement or a letter from the bank or broker verifying such ownership. Stockholders who do not obtain tickets in advance may obtain them upon verification of ownership at the registration desk on the day of the Annual Meeting.

Tickets may be issued to others at the discretion of the Company.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my proxy?
A:

Wendy’s/Arby’s Board of Directors, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. Certain of our directors, officers and employees also may solicit proxies on the Board’s behalf by mail, telephone, email, fax or in person. We have hired Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to assist in soliciting proxies from brokers, bank nominees and other stockholders. We will pay the costs and expenses of the solicitation. Our directors, officers and employees will not receive additional remuneration for soliciting proxies. We expect that we will pay Innisfree M&A Incorporated not more than $15,000, plus reasonable out-of-pocket expenses, and also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable costs and expenses to forward our proxy materials to the beneficial owners of our Class A Common Stock.

Q:	Why did I receive a notice regarding the availability of proxy materials rather than the printed proxy statement and annual report?
A:

As permitted by Securities and Exchange Commission rules, we are making our proxy materials available electronically via the Internet on the Company’s website at www.wendysarbys.com. On April 17, 2009, we began mailing a notice to our stockholders containing information on how to access these materials and vote online. If you received that notice, then you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice. Adopting this process allows the company to reduce its overall costs and the environmental impact of printing and mailing these materials.

Q:	Who is entitled to vote?
A:	All holders of record of the Company’s Class A Common Stock at the close of business on March 31, 2009 are entitled to vote on all business transacted at the Annual Meeting.
Q:	What is the difference between a registered stockholder and a “street name” holder?
A:	If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our stock transfer agent, you are considered a stockholder of record for those shares.

If your shares are held by a broker or other nominee, you are considered the beneficial owner of the shares, and your shares are said to be held in “street name.” Your broker or other nominee does not have authority to vote your shares on Proposal 7 without instructions from you. Your broker or other nominee should have enclosed, or should provide, a notice regarding the availability of proxy materials or a voting instruction form for you to use in directing it how to vote your shares.

Q:	What should I do with these materials?
A:

Please carefully read and consider the information contained in this Proxy Statement, and then vote your shares as soon as possible to ensure that your shares will be represented at the Annual Meeting. You may vote your shares prior to the meeting even if you plan to attend the meeting in person.

Q:	How do I vote?
A:	You may vote before the Annual Meeting in one of the following ways:
• Visit the website shown on your proxy card, notice of availability of proxy materials or voting instruction form to vote via the Internet;

• Use the toll-free number shown on your proxy card or voting instruction form; or
• Complete, sign, date and return the enclosed proxy card or voting instruction form in the enclosed postage-paid envelope if you have requested and received those items by mail.
You may also vote your shares in person at the meeting.
Q:	What does it mean if I receive more than one proxy card or notice regarding the availability of proxy materials or voting instruction form?
A:

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please follow the instructions set forth on each proxy card, notice or voting instruction form to ensure that all your shares are voted.

Q:	What is the deadline for submitting a proxy?
A:

In order to be counted, proxies submitted by telephone or the Internet must be received by 11:59 p.m. on May 27, 2009. Proxies submitted by mail must be received prior to the start of the Annual Meeting.

Q:	What constitutes a quorum?
A:

At the close of business on March 31, 2009, the Company had 466,249,838 shares of Class A Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock entitles the holder to one vote per share. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast will constitute a quorum. Broker “non-votes” and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

Q:	What are abstentions and broker non-votes and how do they affect voting?
A:

Abstentions — If you specify on your proxy card that you “abstain” from voting on an item, your shares will be counted present and entitled to vote for purpose of establishing a quorum, but are not counted for purpose of determining the number of votes cast. Abstentions are not included in the tabulation of voting results on the election of directors (Proposal 1) or items requiring approval of a majority of the votes cast (Proposal 7), but will be the equivalent of an “against” vote on items that require the affirmative vote of a majority or super-majority of the total voting power of the Company’s outstanding voting shares, or the affirmative vote of a majority of the voting power present. Therefore, abstentions will count as votes against Proposals 2-6 and 8.

Broker Non-Votes — Under New York Stock Exchange rules, if your shares are held in street name then your broker has discretion to vote your shares without instructions from you on certain “routine” items, including the election of directors, the amendment and restatement of the Certificate of Incorporation and the ratification of the appointment of the independent registered public accounting firm. Your broker does not, however, have such discretion on non-routine items such as the re-approval of the performance goal bonus awards portion of the Company’s 1999 Executive Bonus Plan (Proposal 7). If you do not provide your broker with voting instructions for non-routine items, then the broker can not vote on those items and will report your shares as “non-votes” on those items. Like abstentions, broker non-votes are counted as present and entitled to vote for quorum purposes, but are not counted for purpose of determining the number of votes cast. Broker non-votes are not included in the tabulation of voting results on non-discretionary items requiring approval of a majority of the votes cast such as Proposal 7, but would be the equivalent of an “against” vote on items that require the affirmative vote of a majority or super-majority of the total voting power of the Company’s outstanding voting shares.

Q:	What am I being asked to vote on?
A:	You are being asked to vote on the following eight proposals:
	(1)	to elect twelve directors to hold office until the Company’s next annual meeting of stockholders (Item 1 on the Company’s proxy card);
	(2)	to adopt an amendment and restatement of the Certificate of Incorporation to refer to “Class A Common Stock” as “Common Stock” and make other conforming changes (Item 2 on the Company’s proxy card);
(3)

to adopt an amendment and restatement of the Certificate of Incorporation to provide that, in the absence of the Chairman of the Board, the alternate presiding chairman at a meeting of the Company’s stockholders would be, in order, the Vice Chairman, the Chief Executive Officer or a person designated by a majority of the Board of Directors (Item 3 on the Company’s proxy card);

(4)

to adopt an amendment and restatement of the Certificate of Incorporation to change the advance notice procedures for stockholder proposals and director nominations (Item 4 on the Company’s proxy card);

(5)

to adopt an amendment and restatement of the Certificate of Incorporation to provide that directors may be removed only by the affirmative vote of the holders of two-thirds of the voting power of the Company’s capital stock (Item 5 on the Company’s proxy card);

(6)

to adopt an amendment and restatement of the Certificate of Incorporation to repeal Article VI thereof, which imposes super-majority stockholder approval requirements for certain business combination transactions between the Company and an interested stockholder (Item 6 on the Company’s proxy card);

	(7)	to re-approve the Performance Goal Bonus Awards portion of the Company’s 1999 Executive Bonus Plan (Item 7 on the Company’s proxy card);
	(8)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for 2009 (Item 8 on the Company’s proxy card); and
	(9)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Q:	What vote is needed to elect the nominees for director?
A:	The affirmative vote of a plurality of the total voting power present in person or represented by proxy is required to elect the twelve nominees as directors.
Q:	Why is the Company proposing to amend and restate its Certificate of Incorporation?
A:

Wendy’s/Arby’s is restating its Certificate of Incorporation because its Certificate of Incorporation has been amended several times since its formation in 1994, and the numerous amendments without a restatement have made the Certificate of Incorporation cumbersome and difficult to navigate. In connection with undertaking a restatement of the Certificate of Incorporation, the Board of Directors formed a committee comprised solely of independent directors for the purpose of reviewing potential amendments to the Certificate of Incorporation and By-Laws. Following the conclusion of its review process, the committee unanimously recommended the proposed Amended and Restated Certificate of Incorporation set forth in Annex A to this Proxy Statement to the Board of Directors and, following such recommendation, the proposed Amended and Restated Certificate of Incorporation was unanimously approved and declared advisable by the Board of Directors.

The new amendments set forth in the proposed Amended and Restated Certificate of Incorporation are intended to make certain conforming changes, resolve certain inconsistencies and modernize and conform the Certificate of Incorporation to current practices of peer Delaware corporations. For a more complete discussion of the Company’s reasons for proposing each of the new amendments in the proposed Amended and Restated Certificate of Incorporation see Proposals 2-6 beginning on page 56.

The committee also unanimously recommended, and the board unanimously approved, an amendment and restatement of the Company’s By-Laws that would conform Article II, Section 11 of the By-Laws to Proposal 3 with respect to the determination of the person to preside as chairman of a meeting of the Wendy’s/Arby’s stockholders in the absence of the Chairman of the Board of Directors. Wendy’s/Arby’s also intends to conform the indemnification provisions in its By-Laws to those contained in its Certificate of Incorporation.

Q:	What amendments to the Certificate of Incorporation are being proposed?
A:

Wendy’s/Arby’s is proposing to amend and restate its Certificate of Incorporation to give effect to the following amendments: (a) to refer to “Class A Common Stock” as “Common Stock” and make other conforming changes, (b) to provide that, in the absence of the Chairman of the Board, the alternate presiding chairman at a meeting of the Company’s stockholders would be, in order, the Vice Chairman, the Chief Executive Officer or a person designated by a majority of the Board of Directors, (c) to change the advance notice procedures for stockholder proposals and director nominations, (d) to provide that directors may be removed only by the affirmative vote of the holders of two-thirds of the voting power of the Wendy’s/Arby’s capital stock and (e) to repeal Article VI of the Certificate of Incorporation, which imposes super-majority stockholder approval requirements for certain business combination transactions between Wendy’s/Arby’s and an interested stockholder. In addition, the proposed Amended and Restated Certificate of Incorporation would incorporate into a unified document the amendments to the Certificate of Incorporation that have previously been adopted and become effective.

For a more complete discussion of the proposed amendments to the Certificate of Incorporation, see Proposals 2-6 beginning on page 56.
Q:	What votes are needed for the proposed Amended and Restated Certificate of Incorporation to be approved?
A:	The affirmative vote of a majority of the total voting power of the outstanding voting shares of the Company entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required for approval of each of the following amendments to the Certificate of Incorporation: (a) to refer to “Class A Common Stock” as “Common Stock” and make other conforming changes, (b) to provide that, in the absence of the Chairman of the Board, the alternate presiding chairman at a meeting of the Company’s stockholders would be, in order, the Vice Chairman, the Chief Executive Officer or a person designated by a majority of the Board of Directors, (c) to change the advance notice procedures for stockholder proposals and director nominations and (d) to provide that directors may be removed only by the affirmative vote of the holders of two-thirds of the voting power of the Wendy’s/Arby’s capital stock. The affirmative vote of two-thirds of the total voting power of the outstanding voting shares of the Company entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required for approval of the repeal of Article VI of the Certificate of Incorporation, which imposes super-majority stockholder approval requirements for certain business combination transactions between Wendy’s/Arby’s and an interested stockholder.

If you are a Wendy’s/Arby’s stockholder and you fail to respond with a vote or fail to instruct your broker or other nominee how to vote on the five proposals relating to the adoption of the Amended and Restated Certificate of Incorporation, it will have the same effect as a vote against these proposals.

Q:	What vote is needed to re-approve the Performance Goal Bonus Awards portion of the Company’s 1999 Executive Bonus Plan?
A:	The Treasury Regulations under Section 162(m) of the Internal Revenue Code require the affirmative vote of a majority of the votes cast on this item to approve it.
Q:	What vote is needed to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for 2009?
A:	The affirmative vote of a majority of the voting power present (in person or by proxy) is required to approve this item.
Q:	What if I deliver my proxy or voting instruction card but do not indicate how I want to vote on the proposals?
A:

If you respond but do not indicate how you want to vote on the proposals, your proxy will be counted as a vote in accordance with the recommendation of the Board of Directors FOR the election of each of the twelve nominees for director and FOR Proposals 2, 3, 4, 5, 6, 7, and 8.

Q:	May I change my vote after I have delivered my proxy or voting instruction card?
A:	Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting.

You may revoke your proxy by giving notice of revocation in writing, by accessing the Internet site stated on the form of proxy, by using the toll-free telephone number stated on the form of proxy, or by attending, and voting at, the Annual Meeting. Your attendance at the Annual Meeting alone will not revoke any proxy.

If your shares are held in an account at a broker or other nominee, you should contact your broker or other nominee to change your vote.
Q:	How do Messrs. Nelson Peltz and Peter W. May intend to vote?
A:

The Company has been informed that the 101,274,344 shares of Class A Common Stock beneficially owned as of the record date by Nelson Peltz and Peter W. May representing, in the aggregate, approximately 22% of votes entitled to be cast at the Annual Meeting, will be voted in accordance with the recommendation of the Board of Directors FOR the election of each of the twelve (12) nominees for director and FOR Proposals 2, 3, 4, 5, 6, 7, and 8.

Q:	Whom should I call with questions?
A:	Please call Innisfree M&A Incorporated, the Company’s proxy solicitor, at (877) 750-9498 with any questions about the Annual Meeting. Banks and brokers can call collect at (212) 750-5833.

PROPOSAL 1.
ELECTION OF DIRECTORS
(Item 1 on the Company’s Proxy Card)

Each of the twelve nominees, if elected, will hold office until the next annual meeting of the Company’s stockholders and until his or her successor is elected and qualified or until his or her prior death, resignation or removal.

The persons named in the accompanying proxy will vote for the election of the nominees named below unless a Wendy’s/Arby’s stockholder directs otherwise. Each nominee has consented to be named and to continue to serve if elected. If any of the nominees become unavailable for election for any reason, the proxies will be voted for the other nominees and for any substitutes.

Nominees for Director

There are currently twelve directors on the Board of Directors.

It is recommended that the twelve nominees named below be elected as directors of the Company. All of the twelve nominees are presently serving as directors of the Company and all except Ms. Hill and Mr. Lewis were elected directors at the Company’s annual meeting of stockholders held on September 15, 2008. Ms. Hill and Mr. Lewis were directors of Wendy’s International, Inc. (“Wendy’s”), and were appointed as directors of Wendy’s/Arby’s upon the Company’s merger with Wendy’s, in accordance with the terms of the merger agreement. Each member of the Board of Directors serves until the next annual meeting of the Company’s stockholders and until such director’s successor is duly chosen and qualified or until his or her prior death, resignation or removal. The Company is unaware of any reason why any of the nominees named herein would be unwilling or unable to serve as a director. Should, however, any nominee for director be unwilling or unable to serve at the time of the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the Board of Directors may recommend as a substitute.

Certain information regarding each person nominated by the Board of Directors, including his or her principal occupation during the past five years and current directorships, is set forth below. Unless otherwise indicated, all nominees have had the indicated principal occupations for the past five years.

Name of Director	Business Experience During Past Five Years, Age and Other Information
Nelson Peltz	Mr. Peltz has been a director of the Company since April 1993 and non-executive Chairman since June 2007. He also served as Chairman and Chief Executive Officer of the Company and as a director or manager and officer of certain of the Company’s subsidiaries from April 1993 through June 2007. Additionally, Mr. Peltz has been Chief Executive Officer and a founding partner of Trian Fund Management, L.P. (“Trian Partners”), a management company for various investment funds and accounts, since November 2005. Mr. Peltz has also been Chairman of the Board of Trian Acquisition I Corp. since its inception in October 2007. Trian Acquisition I Corp. is a publicly traded blank check company formed to effect a business combination. From its formation in

Name of Director	Business Experience During Past Five Years, Age and Other Information

January 1989 to April 1993, Mr. Peltz was Chairman and Chief Executive Officer of Trian Group, Limited Partnership (“Trian Group”), which provided investment banking and management services for entities controlled by Mr. Peltz and Mr. May. From 1983 to December 1988, he was Chairman and Chief Executive Officer and a director of Triangle Industries, Inc. (“Triangle”), which, through wholly-owned subsidiaries, was, at that time, a manufacturer of packaging products, copper electrical wire and cable and steel conduit and currency and coin handling products. Mr. Peltz has also served as a director of H.J. Heinz Company since September 2006. Mr. Peltz is the father-in-law of Edward P. Garden. Mr. Peltz is 66 years of age.

Peter W. May

Mr. May has been a director of the Company since April 1993 and has served as non-executive Vice Chairman since June 2007. He served as the President and Chief Operating Officer of the Company and also as a director or manager and officer of certain of the Company’s subsidiaries from April 1993 through June 2007. Additionally, Mr. May has been President and a founding partner of Trian Partners since November 2005. Mr. May has also been Vice Chairman and a Director of Trian Acquisition I Corp. since its inception in October 2007. From its formation in January 1989 to April 1993, Mr. May was President and Chief Operating Officer of Trian Group. He was President and Chief Operating Officer and a director of Triangle from 1983 until December 1988. Mr. May has also served as a director of Tiffany & Co. since May 2008 and of Deerfield Capital Corp. since December 2007. Mr. May is 66 years of age.

Hugh L. Carey

Mr. Carey has been a director of the Company since June 1994. He was an Executive Vice President of W.R. Grace & Co. (“Grace”) from 1987 through December 1995. From 1993 to December 1995, he served Grace as director of its Government Relations Division, and from 1987 until 1993, he ran Grace’s office of environmental policy. Mr. Carey was the Governor of the State of New York from 1975 until 1983 and a member of Congress from 1960 until 1975. From 1991 until 1993, he was Chairman of the National Institute of Former Governors. Mr. Carey is also a director of Chinatrust Bank (U.S.A.), and a partner of Harris Beach LLP, a law firm. Mr. Carey is 89 years of age.

Clive Chajet	Mr. Chajet has been a director of the Company since June 1994. He has been Chairman of Chajet Consultancy, L.L.C., a consulting firm specializing in identity and image management, since January 1997. Prior to that time, Mr. Chajet was Chairman of Lippincott & Margulies Inc., also a consulting firm specializing in identity and

Name of Director	Business Experience During Past Five Years, Age and Other Information
image management, from 1983 to January 1997. Mr. Chajet is 72 years of age.
Edward P. Garden

Mr. Garden has been a director of the Company since December 2004. He served as Vice Chairman from December 2004 through June 2007 and Executive Vice President from August 2003 until December 2004. Additionally, Mr. Garden has been Vice Chairman and a founding partner of Trian Partners since November 2005. Mr. Garden has also been President, Chief Executive Officer and a Director of Trian Acquisition I Corp. since its inception in October 2007. From 1999 to 2003, Mr. Garden was a managing director of Credit Suisse First Boston, where he served as a senior investment banker in the Financial Sponsors Group. From 1994 to 1999, he was a managing director at BT Alex Brown where he was a senior member of the Financial Sponsors Group and, prior to that, co-head of Equity Capital Markets. Mr. Garden is the son-in-law of Nelson Peltz. Mr. Garden is 47 years of age.

Janet Hill

Ms. Hill has been a director of the Company since September 2008. She served as a director of Wendy’s from 1994 until its merger with a subsidiary of the Company in September 2008. Ms. Hill is currently Vice President of Alexander & Associates, Inc., a corporate consulting firm in Washington, D.C. She provides corporate planning, advice and analysis to directors, executives and managers in the areas of human resource planning, corporate responsibility, corporate communications and government consultation. Ms. Hill also serves as a director of Dean Foods Company and Sprint Nextel Corporation. Ms. Hill is 61 years of age.

Joseph A. Levato

Mr. Levato has been a director of the Company since June 1996. Mr. Levato served as Executive Vice President and Chief Financial Officer of the Company and certain of its subsidiaries from April 1993 to August 1996. He was Senior Vice President and Chief Financial Officer of Trian from January 1992 to April 1993. From 1984 to December 1988, he served as Senior Vice President and Chief Financial Officer of Triangle. Mr. Levato is 68 years of age.

J. Randolph Lewis	Mr. Lewis has been a director of the Company since September 2008. He served as a director of Wendy’s from 2004 until its merger with a subsidiary of the Company in September 2008. Mr. Lewis is Senior Vice President, Distribution and Logistics, Walgreen Co., Deerfield, Illinois. Walgreen Co. is the nation’s largest drugstore chain. Mr. Lewis joined Walgreen Co. in March, 1992 as Divisional Vice President, Logistics and Planning. He was promoted to his current position in 1999. Prior to joining Walgreen Co. he was a

Name of Director	Business Experience During Past Five Years, Age and Other Information
partner in the consulting division of Ernst & Young. Mr. Lewis is 59 years of age.
David E. Schwab II

Mr. Schwab has been a director of the Company since October 1994. Mr. Schwab has been a Senior Counsel of Cowan, Liebowitz & Latman, P.C., a law firm, since January 1998. Prior to that time, he was a partner of Schwab Goldberg Price & Dannay, a law firm, for more than five years. Mr. Schwab also serves as Chair Emeritus of the Board of Trustees and Chair of the Executive Committee of Bard College. Mr. Schwab is 77 years of age.

Roland C. Smith

Mr. Smith has been a director and the Chief Executive Officer of the Company since June 2007, and he has also served as President of the Company and Chief Executive Officer of Wendy’s since September 2008. Mr. Smith served as the Chief Executive Officer of Arby’s Restaurant Group, Inc. (“ARG”) from April 2006 to September 2008. Mr. Smith also served as President of ARG from April 2006 to June 2006. Mr. Smith served as President and Chief Executive Officer of American Golf Corporation and National Golf Properties from February 2003 to November 2005. Prior thereto, Mr. Smith served as President and Chief Executive Officer of AMF Bowling Worldwide, Inc. from April 1999 to January 2003. Mr. Smith served as President and Chief Executive Officer of ARG’s predecessor, Arby’s, Inc., from February 1997 to April 1999. Mr. Smith also serves as a director of Carmike Cinemas, Inc. Mr. Smith is 54 years of age.

Raymond S. Troubh

Mr. Troubh has been a director of the Company since June 1994. He has been a financial consultant since prior to 1989. Mr. Troubh is a director of Diamond Offshore Drilling, Inc., General American Investors Company and Gentiva Health Services, Inc. Mr. Troubh is 82 years of age.

Jack G. Wasserman

Mr. Wasserman has been a director of the Company since March 2004. Mr. Wasserman has practiced law as a solo practitioner since September 2001. Prior to that time, he was a senior partner of Wasserman, Schneider, Babb & Reed (and its predecessors) from 1966 until September 2001. Mr. Wasserman serves as a director of Icahn Enterprises G.P., Inc., the general partner of Icahn Enterprises L.P., and Cadus Inc. Mr. Wasserman is 72 years of age.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF THE TWELVE NOMINEES FOR DIRECTOR IN THIS PROPOSAL 1

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the current executive officers of the Company, all of whom are U.S. citizens.

Name	Age	Positions
Roland C. Smith	54	Director; President and Chief Executive Officer
Stephen E. Hare	55	Senior Vice President and Chief Financial Officer
J. David Karam	50	President, Wendy’s International, Inc.
Thomas A. Garrett	47	President and Chief Executive Officer—Arby’s Restaurant Group, Inc.
Sharron L. Barton	57	Senior Vice President and Chief Administrative Officer
Nils H. Okeson	43	Senior Vice President, General Counsel and Secretary
John D. Barker	46	Senior Vice President and Chief Communications Officer
Steven B. Graham	55	Senior Vice President and Chief Accounting Officer

Set forth below is certain additional information concerning the persons listed above (other than Mr. Smith, for whom such information has been provided under “Nominees for Director,” above).

Stephen E. Hare has served as Senior Vice President and Chief Financial Officer of the Company since September 2007. Mr. Hare also serves as Chief Financial Officer of ARG, a position he has held since June 2006, and as Chief Financial Officer of Wendy’s, a position he has held since December 2008. Previously, he served as Executive Vice President of Cadmus Communications Corporation (“Cadmus”) and President of Publisher Services Group, a division of Cadmus, from January 2003 to June 2006. Prior thereto, Mr. Hare served as Executive Vice President, Chief Financial Officer of Cadmus from September 2001 to January 2003.

J. David Karam has served as President of Wendy’s since September 2008. From 1989 to September 2008, Mr. Karam served as the President of Cedar Enterprises, Inc., a 133-unit franchisee of Wendy’s that has operations in Las Vegas, San Antonio, Indianapolis, Seattle and Hartford. Mr. Karam served as Vice President of Finance for Cedar Enterprises, Inc. from 1986 to 1989. Prior to joining Cedar Enterprises, Inc. Mr. Karam was a Senior Auditor with Touche Ross & Company.

Thomas A. Garrett has served as President and Chief Executive Officer of ARG since September 2008. He served as Executive Vice President and Chief Operating Officer of the Company from September 2007 to September 2008. Mr. Garrett also served as President and Chief Operating Officer of ARG from June 2006 to September 2008. Mr. Garrett served as Chief Operating Officer of ARG following the Company’s acquisition of RTM Restaurant Group, Inc. (“RTM”) in July 2005 to June 2006. From June 2003 to July 2005, Mr. Garrett served as President of RTM, and from May 2000 to June 2003, he served as Chief Operating Officer of RTM.

Sharron L. Barton has served as Chief Administrative Officer of the Company since September 2008. She has also served as Chief Administrative Officer of ARG since July 2005. Prior thereto, she served as RTM’s Senior Vice President, General Counsel and Chief Administrative Officer from June 2001 to July 2005. Ms. Barton began her career with RTM in 1977.

Nils H. Okeson has served as Senior Vice President and Secretary of the Company since September 2007. Mr. Okeson served as Associate General Counsel of the Company from September 2007 through December 2007, and he has served as General Counsel since then. Mr. Okeson also serves as General Counsel of ARG, a position he has held since October 2005, and as General Counsel of

Wendy’s, a position he has held since September 2008. Prior to joining ARG, he was a partner of Alston & Bird, LLP, a law firm he joined in 1990.

John D. Barker has served as Senior Vice President and Chief Communications Officer of the Company since September 2008. Mr. Barker previously served as Senior Vice President, Corporate Affairs and Investor Relations at Wendy’s, and joined Wendy’s in May 1996 as Vice President of Investor Relations. Mr. Barker was Manager of Investor Relations and Financial Communications for American Greetings Corp. in Cleveland from 1992 to 1996. He held positions as a business editor for The Plain Dealer newspaper in Cleveland, Business Editor for The Beaver County Times near Pittsburgh, and News Desk Editor for The Observer-Reporter in Washington, PA. Mr. Barker is a trustee of the Dave Thomas Foundation for Adoption.

Steven B. Graham has served as Senior Vice President and Chief Accounting Officer of the Company since September 2007. Mr. Graham also serves as Senior Vice President, Corporate Controller of ARG, a position he has held since January 2007, and as Senior Vice President and Chief Accounting Officer of Wendy’s, a position he has held since February 2009. From October 2006 through December 2006, he served as Vice President, Assistant Corporate Controller of ARG. Mr. Graham served as Corporate Controller at Princeton Review LLC from April 2004 to September 2006. Prior thereto, he served as Vice President—Controller of Sbarro, Inc. from January 2000 to March 2004 and as Controller of Sbarro, Inc. from April 1994 to January 2000.

The term of office of each executive officer is until the organizational meeting of the Board following the next annual meeting of Wendy’s/Arby’s stockholders and until his or her successor is elected and qualified or until his or her prior death, resignation or removal.

CORPORATE GOVERNANCE

Independence of Directors

Under the New York Stock Exchange’s listing requirements, the Board of Directors must have a majority of directors who meet the criteria for independence required by the New York Stock Exchange. Pursuant to Wendy’s/Arby’s Corporate Governance Guidelines (the “Corporate Governance Guidelines”), the Board is to determine whether each director satisfies the criteria for independence based on all of the relevant facts and circumstances. No director qualifies as independent unless the Board of Directors affirmatively determines that such director has no material relationship with the Company. In accordance with the New York Stock Exchange listing requirements and the Corporate Governance Guidelines, the Board of Directors has adopted categorical standards (“Independence Standards”) to assist it in determining the independence of Wendy’s/Arby’s directors. Pursuant to the Independence Standards, any relationship described below will be deemed to be material if:

•

the director is, or has been within the last three years, an employee of Wendy’s/Arby’s, or an immediate family member of the director is, or has been within the last three years, an executive officer of Wendy’s/Arby’s;

•

the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Wendy’s/Arby’s as an executive officer, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service);

•

(i) the director is a current partner or employee of a firm that is Wendy’s/Arby’s internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on Wendy’s/Arby’s audit; or (iv) the director or an immediate family member of the director was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on Wendy’s/Arby’s audit within that time;

•

the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of Wendy’s/Arby’s present executive officers at the same time serves or served on the compensation committee of that company’s board of directors;

•

the director is a current employee, or an immediate family member of the director is a current executive officer, of another company that has made payments to, or received payments from, Wendy’s/Arby’s for property or services in an amount that, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues. Both the payments and the consolidated gross revenues to be measured will be those of such other company’s last completed fiscal year. Also, the three year “look-back” period referred to above applies only to the financial relationship between Wendy’s/Arby’s and the director’s or immediate family member’s current employer (i.e., former employment of the director or immediate family member need not be considered); or

•

the director, or an immediate family member of the director, is employed as an executive officer of a non-profit organization, foundation or university to which, within the last three years, Wendy’s/Arby’s has made discretionary contributions (excluding for this purpose matching funds paid by Wendy’s/Arby’s as a result of contributions by Wendy’s/Arby’s directors and employees) that, in any fiscal year of such non-profit organization, foundation or university, exceeded the greater of $1.0 million or 2% of such entity’s consolidated gross revenues.

The foregoing clauses are to be interpreted by the Board of Directors taking into account any commentary or other guidance provided by the New York Stock Exchange with respect to Section 303A of the New York Stock Exchange Listed Company Manual.

The Independence Standards further provide that the relationship between Wendy’s/Arby’s and an entity for which a director serves solely as a non-management director is not material. The Independence Standards also provide that employment as an interim Chairman or CEO or other executive officer will not disqualify a director from being considered independent following that employment. In addition, any other relationship not described above will not be deemed material unless (i) the director would have thereby a “direct or indirect material interest” within the meaning of Item 404(a) of Regulation S-K and the material terms of the relationship were materially more favorable than those that would be offered at the time and in comparable circumstances to persons unaffiliated with Wendy’s/Arby’s or (ii) the Board of Directors, in exercising its judgment in light of all the facts and circumstances, determines that the relationship should be considered to be material and to affect the independence of the director in question. For purposes of the Independence Standards, the term “Company” includes any subsidiary in Wendy’s/Arby’s consolidated group.

In March 2009, the Nominating and Corporate Governance Committee and the Board of Directors considered and reviewed the various commercial and charitable transactions and relationships identified through directors’ responses to annual questionnaires that they are required to complete, as well as data collected by management and presented to the Nominating and Corporate Governance Committee and

to the Board of Directors related to transactions during the last three years between Wendy’s/Arby’s and a director, immediate family member of a director or business or charitable affiliate of a director. As a result of this review, the Board of Directors determined that none of the identified transactions or relationships with Messrs. Carey, Chajet, Levato, Lewis, Schwab, Troubh and Wasserman, and Ms. Hill, was material and that each of such nominees is independent of Wendy’s/Arby’s. In making its independence determinations, the Board considered the following transactions that occurred during the last three years, each of which, as noted above, was deemed not to be material: for Mr. Chajet, contributions to a charity for which he or his spouse serves as a director; for Ms. Hill, payments for telecommunications services from Sprint Nextel Corporation, for which she serves as a director; and for Mr. Troubh, contributions to a charity for which his spouse serves as a director.

As indicated in Ms. Hill’s biographical information above, she is also a director of Dean Foods Company, which is one of the leading food and beverage companies in the United States. Both Wendy’s and Arby’s, through independent distributors, purchase products of Dean Foods Company.

Board Meetings and Certain Committees of the Board

Thirteen meetings of the full Board of Directors were held during the fiscal year ended December 28, 2008. Each incumbent director who served on the Board of Directors in 2008 and is a nominee for reelection, attended at least 75% or more of the meetings of the Board of Directors and its committees, as applicable, in 2008. While the Company does not have a formal policy requiring them to do so, directors are expected to attend the Company’s annual meeting of stockholders. All persons then serving as directors attended the 2008 Annual Meeting of Stockholders.

The Company has standing audit, nominating and corporate governance and compensation committees whose current functions and members are described below. As noted above, the Board of Directors has determined that each of the current members of such committees is independent as required by the New York Stock Exchange listing requirements. In addition, the Company has standing ERISA, capital and investment, corporate social responsibility and executive committees, the current functions and members of which are also described below. It is anticipated that at its first meeting following the Annual Meeting, the Board will designate the directors to serve on each of these committees until the next annual meeting of stockholders.

Audit Committee. The Audit Committee is composed of Messrs. Joseph A. Levato (Chairman), David E. Schwab II, Raymond S. Troubh and Jack G. Wasserman. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements and financial reporting process, the Company’s systems of internal accounting and financial controls and other financial information provided by the Company; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures; (v) the evaluation of risk assessment and risk management policies; and (vi) the fulfillment of the other responsibilities set out in its charter. The Board of Directors has determined that each of the committee members are “financially literate” and at least one member, Mr. Levato, qualifies as an “audit committee financial expert” within the meaning of the regulations of the Securities and Exchange Commission. The Audit Committee met fifteen times during 2008. The formal report of the Audit Committee with respect to fiscal year 2008 begins on page 51.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of Messrs. Raymond S. Troubh (Chairman), Hugh L. Carey and David E. Schwab II, and Ms. Janet Hill. This committee is charged with the responsibility of: (i) identifying individuals qualified to become members of the Board of Directors, consistent with any guidelines and criteria approved by the Board of Directors; (ii) considering and recommending director nominees for the Board to select in connection with each annual meeting of stockholders; (iii) considering and recommending nominees for election to fill any vacancies on the Board of Directors and to address related matters; (iv) developing and recommending to the Board of Directors corporate governance principles applicable to the Company; and (v) overseeing an annual evaluation of the Board of Directors’ and management’s performance.

The Board of Directors has adopted general criteria for nomination to the Board of Directors, which, as part of the Corporate Governance Guidelines, can be found on Wendy’s/Arby’s website at www.wendysarbys.com. The Board of Directors seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Board’s assessment of potential candidates includes consideration of diversity, age, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the Board. The Nominating and Corporate Governance Committee considers suggestions from any source, including stockholders, regarding possible candidates for directors. Possible candidates who have been suggested by stockholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as are other possible candidates.

The Nominating and Corporate Governance Committee has adopted the following rules with respect to considering nominations by stockholders: (i) the nominating stockholder must have owned, for at least six months prior to the date the nomination is submitted, shares of Class A common stock or other classes of common or preferred stock, if any, entitled to vote for directors; (ii) the nomination must be received by the Nominating and Corporate Governance Committee at least 120 days before the anniversary of the mailing date for proxy material mailed in connection with the previous year’s annual meeting; and (iii) a detailed statement setting forth the qualifications, as well as the written consent, of each party nominated must accompany each nomination submitted. The Nominating and Corporate Governance Committee met once during 2008.

Compensation Committee and Performance Compensation Subcommittee. The Compensation Committee is composed of Messrs. David E. Schwab II (Chairman), Clive Chajet, Joseph A. Levato, J. Randolph Lewis and Jack G. Wasserman. The Compensation Committee is charged with discharging the responsibility of the Board of Directors relating to compensation of Wendy’s/Arby’s directors and executive officers, administering the Company’s Amended and Restated 1997 Equity Participation Plan (the “1997 Plan”), such other salary, compensation or incentive plans as the Compensation Committee is designated to administer, and related matters. The Compensation Committee met seven times during 2008, each time in a joint meeting with the Performance Compensation Subcommittee.

The Performance Compensation Subcommittee (the “Subcommittee” or the “Performance Committee”) is composed of Messrs. David E. Schwab II (Chairman), Clive Chajet, J. Randolph Lewis and Jack G. Wasserman. The Subcommittee was established in August 1997 to assume certain functions that were previously the responsibility of the Compensation Committee. The purpose of the

Subcommittee is limited to administering Wendy’s/Arby’s compensation plans that are intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including the Amended and Restated 1998 Equity Participation Plan (the “1998 Plan”), the Amended and Restated 2002 Equity Participation Plan, as amended (the “2002 Plan”), the 1999 Executive Bonus Plan (the “1999 Executive Bonus Plan” or the “1999 Plan”), certain Wendy’s legacy equity plans, such other salary, compensation or incentive plans as the Subcommittee is designated to administer, and related matters. The Subcommittee met ten times in 2008, including seven times in joint meetings with the Compensation Committee.

The processes and procedures that are employed in connection with the consideration and determination of the compensation of Wendy’s/Arby’s executives are discussed in the section below entitled, “Corporate Governance Matters—Activities of the Compensation Committee.”

Charters for the Audit Committee and the Nominating and Corporate Governance Committee, the joint charter for the Compensation Committee and Performance Committee, as well as the Corporate Governance Guidelines and Wendy’s/Arby’s Code of Business Conduct and Ethics (including code of ethics provisions that apply to Wendy’s/Arby’s principal executive, financial and accounting officers) may be found under the Investor Relations section of Wendy’s/Arby’s website at www.wendysarbys.com and are also available in print, free of charge, to any stockholder who requests them.

ERISA Committee. The ERISA Committee is composed of Messrs. Hugh L. Carey (Chairman) and Joseph A. Levato. This committee has general oversight responsibility with respect to the operation of each pension, profit sharing, thrift or other retirement plan and each ERISA welfare benefit plan maintained by the Company or any direct or indirect subsidiary of the Company that is at least 80% owned by the Company, excluding any plan of a subsidiary that is organized under the laws of a jurisdiction other than the United States or a state or territory thereof and the plans of which are not subject to ERISA.

Capital and Investment Committee. In August 2007, in connection with a corporate restructuring, the Board formed a Capital and Investment Committee to be responsible for (i) approving the investment of excess funds (i.e., funds not currently required for operations or acquisitions) of Wendy’s/Arby’s and its direct and indirect subsidiaries and (ii) exercising approval authority for certain transactions (such as capital expenditures, acquisitions, dispositions and borrowings) within amounts specified by the Board. The Capital and Investment Committee is composed of Messrs. Nelson Peltz (Chairman), Peter W. May and Roland C. Smith.

Corporate Social Responsibility Committee. In January 2008, the Board formed a Corporate Social Responsibility Committee with responsibility for reviewing and approving the charitable contributions to be made on behalf of Wendy’s/Arby’s (subject to the review and approval by the Audit Committee of any proposed charitable contribution that would constitute a related party transaction) and recommending to the Board such changes to the maximum amount of charitable contributions that may be made by Wendy’s/Arby’s in any fiscal year as such committee may deem appropriate. The Corporate Social Responsibility Committee is composed of Messrs. Nelson Peltz (Chairman), Peter W. May and Joseph A. Levato.

Executive Committee. The Executive Committee is composed of Messrs. Nelson Peltz (Chairman), Hugh L. Carey, Clive Chajet and Peter W. May. During intervals between meetings of the Board of Directors, the Executive Committee has and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company including, without limitation, all such powers and authority as may be permitted under Section 141(c)(2) of the Delaware General Corporation Law.

Executive Sessions of the Board of Directors

The Board of Directors holds executive sessions whereby non-management directors meet in regularly scheduled sessions without any members of the Company’s management present. Mr. Nelson Peltz or, in his absence, Mr. Peter W. May, presides over these sessions. In addition, the Board also meets at least once a year in executive session with only independent directors present. The chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee rotate presiding over these sessions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. Directors, executive officers and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, including amendments thereto, or written representations from certain reporting persons regarding Form 5s required for those persons, the Company believes that all its directors, executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to 2008, with three exceptions. During 2008 it was determined that the following were inadvertently filed late: (i) a Form 4 filed on January 30, 2008, reporting the issuance of shares to Russell V. Umphenour, Jr. (then a director of the Company) pursuant to the 2002 Plan in lieu of a retainer fee that would otherwise be payable in cash; (ii) a Form 4 filed on January 31, 2008, reporting the issuance of shares to Mr. Schwab pursuant to the 2002 Plan in lieu of a retainer fee that would otherwise be payable in cash; and (iii) a Form 4 filed on April 18, 2008, reporting forfeiture of unvested performance-based restricted stock resulting from elimination of a cumulative catch-up feature in a March 26, 2007 restricted stock award to Mr. Smith.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the beneficial ownership as of March 31, 2009 by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock (constituting the only class of voting capital stock of the Company), each person that served as a director of the Company as of the date of this Proxy Statement and each nominee for director of the Company, each of the Company’s “named executive officers” (as defined in the Introduction to the Summary Compensation Table below) and all of the Company’s directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class Beneficially Owned
Nelson Peltz	101,070,994	(1)(2)(3)(4)	21.5%
280 Park Avenue
New York, NY 10017
Peter W. May	100,964,179	(1)(2)(3)(4)	21.5%
280 Park Avenue
New York, NY 10017
Edward P. Garden	76,827,134	(3)(4)	16.4%
280 Park Avenue
New York, NY 10017
Trian Partners, L.P.	76,623,145	(4)	16.3%
280 Park Avenue
New York, NY 10017
Pershing Square Capital Management, L.P.	47,044,509	(5)	10.0%
888 Seventh Avenue, 42nd Floor
New York, NY 10019
Barclays Global Investors, NA	23,993,770	(6)	5.1%
45 Fremont Street, 17th Floor
San Francisco, CA 94105
Hugh L. Carey	138,744		*
Clive Chajet	125,422	(7)	*
Janet Hill	126,670		*
Joseph A. Levato	114,905		*
J. Randolph Lewis	95,225	(8)	*
David E. Schwab II	181,710		*
Roland C. Smith	521,742	(9)	*
Raymond S. Troubh	168,000		*
Jack G. Wasserman	89,000		*
Stephen E. Hare	96,183	(10)	*
Thomas A. Garrett	1,250,661	(11)	*
Sharron L. Barton	254,139	(12)	*
Nils H. Okeson	78,207	(13)	*
Directors and Executive Officers as a group (19 persons)	105,053,883		22.4%

*	Less than 1%

(1)

Wendy’s/Arby’s is informed that: (i) Mr. Peltz has pledged 15,901,582 shares of Class A Common Stock to a financial institution to secure loans made to him; and (ii) Mr. May has pledged 8,220,114 shares of Class A Common Stock owned by him to a financial institution to secure loans made to him.

(2)

In July 2004, Messrs. Peltz and May entered into a voting agreement, pursuant to which Messrs. Peltz and May agreed not to vote certain shares of Class A Common Stock held by them or their affiliates without the prior approval of both parties. Accordingly, the information set forth in the table above with respect to Messrs. Peltz and May aggregates their respective ownership interests.

(3)

Includes (x) in the case of Mr. Peltz, (i) 70,650 shares of Class A Common Stock owned by a family limited partnership of which Mr. Peltz is a general partner, (ii) 600 shares of Class A Common Stock owned by Mr. Peltz’s minor children, (iii) 238,915 shares of Class A Common Stock owned by the Peltz Family Foundation and (iv) 76,623,145 shares of Class A Common Stock owned by the Trian entities identified in note (4) below; (y) in the case of Mr. May, (i) 203,350 shares of Class A Common Stock owned by the May Family Foundation and (ii) 76,623,145 shares of Class A Common Stock owned by those Trian entities; and (z) in the case of Mr. Garden, 76,623,145 shares of Class A Common Stock owned by those Trian entities. Messrs. Peltz, May and Garden, by virtue of their relationships to those Trian entities, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own, the shares of Class A Common Stock owned by those Trian entities. Each of Messrs. Peltz, May, and Garden disclaims beneficial ownership of such shares.

(4)

The information set forth herein with respect to Trian Partners, L.P. (“Trian Onshore”), Trian Partners Master Fund, L.P. (“Trian Master Fund”), Trian Partners Parallel Fund I, L.P., (“Parallel Fund I”), Trian Partners Parallel Fund II, L.P. (“Parallel Fund II”), Trian Partners GP, L.P. (“Trian GP”), Trian Partners General Partner, LLC (“Trian GP LLC”), Trian Partners Parallel Fund I General Partner, LLC (“Parallel Fund I GP”), Trian Partners Parallel Fund II GP, L.P. (“Parallel Fund II GP”), Trian Partners Parallel Fund II General Partner, LLC (“Parallel Fund II LLC”), Trian Fund Management, L.P. (“Trian Management”), and Trian Fund Management GP, LLC (“Trian Management GP”) is based solely on information contained in a Schedule 13D filed with the Securities and Exchange Commission on April 1, 2009. According to the Schedule 13D, Trian Onshore directly owns 19,578,427 shares of Class A Common Stock, Trian Master Fund directly owns 54,673,668 shares of Class A Common Stock, Parallel Fund I directly owns 1,919,315 shares of Class A Common Stock, Parallel Fund II directly owns 426,414 shares of Class A Common Stock and Trian GP directly owns 25,321 shares of Class A Common Stock.

Each of Trian Onshore, Trian Master Fund, Parallel Fund I, Parallel Fund II and Trian GP beneficially and directly owns and has sole voting power and sole dispositive power with regard to 19,578,427, 54,673,668, 1,919,315, 426,414 and 25,321 shares of Class A Common Stock, respectively, in each case except to the extent that other filing persons described in the Schedule 13D may be deemed to have shared voting power and shared dispositive power with regard to such shares.

Each of Trian GP, Trian GP LLC, Trian Management, Trian Management GP, and Messrs. Peltz, May, and Garden, by virtue of their relationships to Trian Onshore and Trian Master Fund, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own, all of the shares of Class A Common Stock that Trian Onshore and Trian Master Fund directly and beneficially own. Each of Trian GP, Trian GP LLC, Trian Management, Trian Management GP, and Messrs. Peltz, May and Garden, disclaims beneficial ownership of such shares for all other purposes. Each of Parallel Fund I GP, Trian Management, Trian Management GP, and Messrs. Peltz, May and Garden, by virtue of their relationships to Parallel Fund I, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own, all of the shares of Class A Common Stock that Parallel Fund I directly and beneficially owns. Each of Parallel Fund I GP, Trian Management, Trian Management GP, and Messrs. Peltz, May, and Garden disclaims beneficial ownership of such shares for all other purposes. Each of Parallel Fund II LLC, Parallel Fund II GP, Trian Management, Trian Management GP, and Messrs. Peltz,

May and Garden, by virtue of their relationships to Parallel Fund II may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own, all of the shares of Class A Common Stock that Parallel Fund II directly and beneficially owns. Each of Parallel Fund II LLC, Parallel Fund II GP, Trian Management, Trian Management GP, and Messrs. Peltz, May and Garden disclaims beneficial ownership of such shares for all other purposes. Each of Trian GP LLC, Trian Management, Trian Management GP, and Messrs. Peltz, May and Garden, by virtue of their relationships with Trian GP, may be deemed to beneficially own, all of the shares of Class A Common Stock that Trian GP directly and beneficially owns. Each of Trian GP LLC, Trian Management, Trian Management GP, and Messrs. Peltz, May and Garden disclaims beneficial ownership of such shares for all other purposes.

(5)

The information set forth herein with respect to Pershing Square Capital Management, L.P. (“Pershing Square Capital”), PS Management GP, LLC (“PS Management”), Pershing Square GP, LLC (“Pershing Square GP”), and William A. Ackman (“Ackman”) is based solely on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2009. According to the Schedule 13G/A, (a) Pershing Square Capital serves as investment advisor to Pershing Square, L.P. (“Pershing Square”), Pershing Square II, L.P. (“Pershing Square II”), and Pershing Square International, Ltd. (“Pershing Square International”) with respect to Class A Common Stock directly owned by Pershing Square, Pershing Square II, and Pershing Square International. Pershing Square Capital, its general partner, PS Management GP, LLC (“PS Management”), Pershing Square GP, LLC (“Pershing Square GP”), the general partner of each of Pershing Square and Pershing Square II, and Ackman, the managing member of each of PS Management and Pershing Square GP has shared voting and dispositive power over 47,044,509 shares of Class A Common Stock, and (b) Pershing Square GP has shared voting and dispositive power over 16,570,206 shares of Class A Common Stock.

(6)

The information set forth herein with respect to Barclays Global Investors, N.A. (“Barclays”), and certain other entities listed in a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2009, is based solely on information contained in such Schedule 13G. According to the Schedule 13G, Barclays has sole voting power over 8,475,193 shares of Class A Common Stock and sole dispositive power over 9,764,051 shares of Class A Common Stock; Barclays Global Fund Advisors has sole voting power over 11,015,417 shares of Class A Common Stock and sole dispositive power over 13,376,057 shares of Class A Common Stock; and Barclays Global Investors, Ltd. has sole voting power over 568,449 shares of Class A Common Stock and sole dispositive power over 853,662 shares of Class A Common Stock.

(7)	Includes 3,900 shares of Wendy’s/Arby’s Class A common owned by Mr. Chajet’s wife, as to which shares Mr. Chajet disclaims beneficial ownership.

(8)	Includes 11,050 shares of Wendy’s/Arby’s Class A Common Stock owned by a trust, as to which shares Mr. Lewis disclaims beneficial ownership.

(9)	Includes 116,667 restricted shares of Class A Common Stock that may be voted by Mr. Smith.

(10)	Includes 20,000 restricted shares of Class A Common Stock that may be voted by Mr. Hare.

(11)	Includes 25,000 restricted shares of Class A Common Stock that may be voted by Mr. Garrett.

(12)	Includes 8,333 restricted shares of Class A Common Stock that may be voted by Ms. Barton.

(13)	Includes 16,666 restricted shares of Class A Common Stock that may be voted by Mr. Okeson.

The beneficial ownership table above includes shares issuable upon the exercise of options to purchase shares of Class A Common Stock that have vested or will vest within 60 days of March 31, 2009 by the following persons:

Name of Beneficial Owner	Number of Shares Represented by Options
Nelson Peltz	0
Peter W. May	0
Hugh L. Carey	99,000
Clive Chajet	99,000
Edward P. Garden	0
Janet Hill	44,854
Joseph A. Levato	99,000
J. Randolph Lewis	44,854
David E. Schwab II	99,000
Roland C. Smith	353,334
Raymond S. Troubh	99,000
Jack G. Wasserman	87,000
Stephen E. Hare	73,334
Thomas A. Garrett	670,993
Sharron L. Barton	40,400
Nils H. Okeson	59,166
Directors and Executive Officers as a group (19 persons)	2,069,811

CORPORATE GOVERNANCE MATTERS—ACTIVITIES OF
THE COMPENSATION COMMITTEE

Scope of Authority of the Compensation Committee

The Compensation Committee (“Compensation Committee”) of the Company’s Board of Directors discharges the responsibility of the Board of Directors on compensation matters relating to the Company’s directors and executive officers.

The Compensation Committee has responsibility for reviewing and approving the goals and objectives for compensating the Company’s Chief Executive Officer (the Company’s “CEO”) and for evaluating the performance of the Company’s CEO and determining and approving the compensation level of the Company’s CEO based on such evaluation. The Compensation Committee also reviews and approves the compensation of other executive officers of the Company, considering the performance of such executive officers. The Compensation Committee reviews and approves the overall compensation policy for the Company’s executive officers, including the use of employment agreements, severance plans and arrangements, deferred compensation plans and other executive benefits and perquisites, incentive programs and equity based plans. The Compensation Committee also has the authority to review and approve the “Compensation Discussion and Analysis” (which is referred to as the “CD&A”) prepared by management and to determine whether to recommend to the Board of Directors that it be included in the Company’s annual report and proxy statement.

The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to directors’ compensation and perquisites.

The Compensation Committee, as a whole, consists of five directors (Messrs. Schwab (Chairman), Chajet, Levato, Lewis and Wasserman), all of whom the Board of Directors has determined are “independent” for purposes of the New York Stock Exchange rules.

The Compensation Committee has a Performance Compensation Subcommittee (which is referred to as the “Performance Committee”) whose purpose is to administer those Company compensation plans that are intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (which is referred to as the “Code”). The members of the Performance Committee are Messrs. Schwab (Chairman), Chajet, Lewis and Wasserman. Apart from matters within the responsibility of the Performance Committee, the Compensation Committee may not delegate its authority to any other persons.

The Compensation Committee and Performance Committee meet as needed. The meetings are chaired by the Chairman, and the Compensation Committee and Performance Committee, often in consultation with management, set their own meeting agendas. In 2008, the Compensation Committee and the Performance Committee met jointly seven times, and in addition, the Performance Committee met separately three additional times.

Each year, with respect to its administration and implementation of the 1999 Executive Bonus Plan, as discussed further in the CD&A below, the Performance Committee determines those employees that are eligible to receive awards under the plan, evaluates the achievement of the goals and objectives under such plan for the previously completed fiscal year and also establishes the financial goals and objectives for the current year.

Throughout the year the Compensation Committee or Performance Committee (as the case may be) also takes under consideration various compensation related proposals from senior management and takes action with respect to its own initiatives and its responsibilities under various compensation and benefit plans.

The Compensation Committee also makes recommendations to the Board with respect to director compensation, works with senior management to formulate succession plans, and annually reviews and reassesses the adequacy of its charter, proposing changes as necessary to the Board for approval. A current copy of the Joint Charter of the Compensation Committee and of the Performance Compensation Subcommittee is available at the Company’s website ( www.wendysarbys.com). The Compensation Committee is subject to the Company’s Corporate Governance Guidelines, a current copy of which is also available at the Company’s website.

In the course of its activities, and where appropriate for purposes under Section 162(m) of the Code, the Performance Committee may act with respect to other particular tasks relating to performance based compensation for the Company’s executives.

Compensation Consultants and Outside Counsel

To help it fulfill its mission, the Compensation Committee periodically evaluates the competitiveness of the Company’s executive compensation programs, using information drawn from a variety of sources, including information supplied by consultants and its own experience in recruiting and retaining executives. The Compensation Committee has the authority to retain outside advisors and consultants in connection with its activities, and has the sole authority to approve any such advisors’ and consultants’ fees. Funding for such fees is provided by the Company at a level determined by the Compensation Committee.

In March 2008, the Compensation Committee engaged Towers Perrin (the “Compensation Consultant”) as its outside compensation consultant. The Compensation Consultant has over the years provided compensation advice with respect to Arby’s and Wendy’s and is familiar with both the operations of Arby’s and Wendy’s and compensation matters in the restaurant industry. The Compensation Consultant reports directly to the Compensation Committee and provides assistance to the Compensation Committee in developing the Company’s executive compensation programs, executive pay levels, and non-management director pay levels and generally provides advice to the Compensation Committee on executive compensation matters. Outside of the services performed for the Compensation Committee, the Compensation Consultant may perform additional consulting services for the Company, subject to prior notification to, and the approval of, the Chairman of the Compensation Committee in the case of services for senior management or services with respect to Company matters that require any material expenditures (e.g., projects exceeding $50,000).

Role of Executives in Compensation Decisions

The Company’s executives play a variety of roles in assisting the Compensation Committee on compensation matters. At the commencement of the fiscal year, the CEO and Chief Financial Officer (the Company’s “CFO”) provide the Performance Committee with proposed performance goals and objectives for that year with respect to the 1999 Executive Bonus Plan and proposed participants eligible to receive performance goal bonus awards under the plan for that year and, following the completion of the year, provide the Performance Committee with proposed bonuses calculated under the plan’s terms. Under the terms of the 1999 Executive Bonus Plan, the Performance Committee may exercise negative discretion and determine to reduce any such proposed bonuses, notwithstanding the fulfillment of any or all of the performance goals. The Company’s CFO provides the Performance Committee with a certificate attesting to the satisfaction of various financial performance elements under the 1999 Executive Bonus Plan with respect to the recently completed fiscal year and the proposed compensation attributable to such performance. The Company’s senior management also proposes discretionary performance bonuses for other executives who do not participate in the 1999 Executive Bonus Plan.

The CEO and members of the Company’s senior management with expertise in compensation, benefits, human resource and legal matters make recommendations to the Compensation Committee relating to proposed forms of employment, severance and other compensatory arrangements and compensation matters generally and present information regarding the Company’s financial and operating goals and actual performance, legal developments affecting the Compensation Committee’s duties and the Company’s compensation plans, and information and proposals regarding employee compensation and benefits.

Upon invitation of the Compensation Committee, certain members of senior management and outside counsel to the Company attend portions of Compensation Committee and Performance Committee meetings which are not conducted in executive session.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of five non-management directors (Messrs. Schwab, Chajet, Levato, Lewis and Wasserman). None of these directors has ever served as an officer or employee of the Company, except that from 1993 to 1996 Mr. Levato served as Executive Vice President and Chief Financial Officer of the Company.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with the Company’s management, and has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and this proxy statement.

The Compensation Committee:

David E. Schwab II, Chairman
Clive Chajet
Joseph A. Levato
J. Randolph Lewis
Jack G. Wasserman

COMPENSATION DISCUSSION & ANALYSIS

Overview

The most recently completed fiscal year, 2008, marked the successful consummation of the merger of Wendy’s and Arby’s. In this Compensation Discussion and Analysis, for periods before the merger, the “Company” refers to Triac Companies, Inc., and Arby’s Restaurant Group (“Arby’s”), and “Wendy’s” means Wendy’s International, Inc. For periods after the merger, the Company refers to the combined operations of Arby’s and Wendy’s.

During this year the Compensation Committee was focused on (i) providing senior management of the Company with adequate incentives to maintain operations and effectuate the merger successfully during a period of significant economic turmoil in the markets, (ii) assisting the Company in attracting and retaining executive talent to successfully operate the expanded post-merger business and (iii) reviewing the compensation programs for the Company, post-merger, as part of an overall effort to integrate the operations of the companies and recognize synergies and savings from the merger. Compensation policies used in the past for former senior management, when the Company historically functioned both in the manner of an acquisition vehicle/private equity firm involved in the acquisition and growth of undervalued businesses, and as a manager of companies in diverse business sectors, have now been superseded by compensation policies that are consistent with the Company’s focus on its restaurant business.

Objectives of Compensation Philosophy

Introduction

In determining the appropriate compensation for its executive officers (consisting of its “named executive officers” (namely Messrs. Smith, Hare, Okeson and Garrett and Ms. Barton) and three other senior executives), the Compensation Committee, in consultation with the Committee’s Compensation Consultant, considers a number of factors: competitive market practice, relative importance of role, individual performance, compensation history (including past pay levels with the Company), internal pay equity, alignment with stockholders’ interests and the creation of long term stockholder value.

During 2008, the Company’s executive officers operated under the general framework of the Arby’s compensation structure. Historically, the total compensation package for Arby’s executive officers has consisted of the following elements: base salary, annual cash incentives, long-term equity incentives and broad-based retirement and health and welfare plans. Generally, before the merger, Arby’s senior management’s base salary was targeted at the 50th percentile of peer group companies, and through the operation of an annual incentive plan, total annual cash compensation (consisting of base salary and target bonus) and total direct compensation (consisting of base salary, target bonus and long-term incentives) targeted at the 75th percentile. In 2008, and as further described below, the CEO and five other Arby’s executive officers participated in the 1999 Executive Bonus Plan with annual incentive awards tied to the achievement of modified EBITDA, earnings per share and appreciated stock price. If target performance had been achieved in 2008 with respect to these criteria, the participant’s total cash compensation would be consistent with the 75th percentile of peer company practices (as discussed below, no payments were made for 2008 in connection with awards under the 1999 Executive Bonus Plan).

The total compensation package for Wendy’s executive officers historically has consisted of the following elements: base salary, annual cash incentives, long-term equity incentives and broad-based retirement and health and welfare plans. Generally, prior to the merger, Wendy’s senior management’s base salary compensation was targeted at the 50th percentile of peer group companies, and through the operation of an annual incentive plan, total annual cash compensation and total direct compensation was targeted at the 60th percentile for 2007 and 2008. With respect to annual incentive awards, Wendy’s senior management participated in a performance-based bonus incentive plan with performance goals based on the achievement of enterprise adjusted EBITDA and net income, and individual performance.

In December 2008, applicable for 2009, the Compensation Committee has adopted an approach that contains elements of both the compensation practices of Arby’s and the historical practices of Wendy’s: base salary targeted at the 50th percentile of peer group companies, with total annual cash compensation targeted at the 75th percentile and total direct compensation targeted at the 60th percentile, assuming target performance with respect to the applicable incentive criteria. The Compensation Committee anticipates that during fiscal 2009 and in future years, and consistent with its charter, it will continue to review and evaluate compensation policies, with an emphasis on compensation programs that encourage senior executives to reduce operating costs and achieve synergies associated with the merger.

Elements of Compensation

Throughout 2008, the Company’s overall compensation program (which is referred to as the “Executive Compensation Program”) was designed to achieve the Company’s business objectives, with particular emphasis on attracting and retaining top quality talent in a highly competitive market, motivating the Company’s executive officers during the negotiation and implementation of the merger and rewarding the Company’s executive officers for successfully completing the merger. The compensation goal is to provide its executive officers with a total compensation package that—at expected levels of performance and consistent with an executive’s area of responsibility—is generally intended to be competitive with compensation opportunities that might otherwise be available to executives of similar experience and standing in the competitive market.

There are three primary components of executive compensation: (i) base salary; (ii) annual performance-based bonus awards, including cash bonuses under the 1999 Executive Bonus Plan, and (iii) long-term equity compensation under the Company’s equity plans.

During periods prior to the merger, the Company historically targeted pay against the quick serve restaurant and broader chain restaurant industry using disclosed pay practices of 20 publicly-traded companies (“Legacy Proxy Peer Group”) and the Chain Restaurant Compensation Association (“CRCA”) executive compensation surveys. The CRCA survey includes pay data on 101 restaurant companies managing 185 concepts. The data from the Legacy Proxy Peer Group and the CRCA survey was supplemented by broader retail and general industry market pay data where restaurant industry data were not available or were insufficient. The Legacy Proxy Peer Group is listed below. The Legacy Proxy Peer Group was used for determining compensation levels for Arby’s executive officers in 2008, prior to the merger.

Legacy Proxy Peer Group

AFC Enterprises, Inc.	Chipotle Mexican Grill, Inc.	P.F. Chang’s China Bistro, Inc.
Brinker International, Inc.	CKE Restaurants, Inc.	Ruby Tuesday, Inc.
Burger King Holdings, Inc.	Darden Restaurants, Inc.	Sonic Corp.
Cracker Barrel Old Country Store, Inc.	Denny’s Corporation Bob Evans Farms, Inc.	Starbucks Corporation YUM! Brands Inc.
CEC Entertainment, Inc.	DineEquity, Inc.
The Cheesecake Factory Incorporated	Jack In The Box Inc. McDonald’s Corporation

In December 2008, the Company made adjustments to compensation (both cash and equity) for executive officers that took into account published survey data for companies of comparable revenue operating across general industry sectors and in the retail and chain restaurant sectors, as well as proxy statement data for a peer group of 14 publicly-traded chain restaurant companies (“New Proxy Peer Group”). The New Proxy Peer Group was selected based on Wendy’s peer group, with additions and deletions based on merger and acquisition activity, the Company’s competitors and availability of public data and is listed below.

New Proxy Peer Group

Brinker International, Inc.	Darden Restaurants, Inc.	Panera Bread Company
Burger King Holdings, Inc.	Domino’s Pizza, Inc.	Papa John’s International, Inc.
Cracker Barrel Old Country Store, Inc.	Bob Evans Farms, Inc. Jack In The Box Inc.	Ruby Tuesday, Inc. Starbucks Corporation
CKE Restaurants, Inc.	McDonald’s Corporation	YUM! Brands Inc.

Base Salary

The Company’s base salary program is intended to provide base salary levels that are not subject to performance-related risk and that are competitive, in the judgment of the Compensation Committee and management, to the external market for executive talent and reflect an executive’s ongoing performance. Generally, base salaries are benchmarked on average at the 50th percentile of the relevant peer group at the time. Base salaries for the Company’s executives, including the named executive officers, for fiscal 2008 were established prior to the merger with Wendy’s, and during fiscal 2008 base salaries for the executive officers generally remained constant until December, when new employment agreements were entered into as described below (see “New Employment Agreements for the Senior Management Team.”)

Annual Bonus Awards

The Company maintains various bonus plans for bonus awards to its executive officers. Annual incentive cash bonuses under the stockholder-approved 1999 Executive Bonus Plan are designed to reward and motivate those executive officers designated by the Performance Committee to be participants over a one-year time frame based on the achievement of financial and business objectives that increase the value and prospects of the Company. For fiscal 2008, all of the currently-serving named executive officers participated in the 1999 Executive Bonus Plan. Discretionary annual bonuses also may be paid to executive officers. Executive officers who have not participated in the 1999 Executive Bonus Plan have participated in operating level bonus plans tied to various operating goals (e.g. modified EBITDA) in 2008.

1999 Executive Bonus Plan

Overview

Under one part of the 1999 Executive Bonus Plan (“Part II”), eligible executives are designated each year by the Performance Committee to receive an annual Performance Goal Bonus Award that is tied to the achievement of various “Performance Goals” (i.e., objective quantifiable measures for the Company or its operating units). Part I of the 1999 Executive Bonus Plan is no longer applicable.

Under the terms of the 1999 Executive Bonus Plan, individual performance and individual contributions are not recognized as separate compensable elements, and participants are eligible for bonus compensation based only on Company results. Each year, the Performance Committee is responsible for establishing the Performance Goals in a timely manner and may exercise negative discretion with respect to the payment of all or a portion of any Performance Goal Bonus Award even if all Performance Goals have been achieved. In 2008 none of the named executives qualified for a bonus with respect to awards under the 1999 Executive Bonus Plan and consequently no such negative discretion was exercised. With respect to 2007, no negative discretion was exercised in connection with payment under the bonus awards made to Mr. Smith, who was the sole participant in 2007. During 2006 the Performance Committee exercised negative discretion with respect to bonuses payable to certain former named executive officers of the Company then eligible for such bonuses under Part II of the plan.

Under the terms of the 1999 Executive Bonus Plan no payment under Part II to any participant can exceed $5 million. Performance Goal Bonus Awards may result in payment if actual results satisfy or exceed designated “Performance Goals.” The size of the payment is expressed as a percentage of the participants’ base salary as determined by the Performance Committee, with payments keyed to various percentages of base salary, depending on the level of achievement. In cases where the Performance Committee has denominated multiple performance goals, achievement of multiple goals could result in an incentive bonus payment in excess of 100% of an executive’s base salary, subject to reduction by the Performance Committee.

At the time that the Performance Goals are established for any fiscal year, the compensation that would be payable if the goals were to be achieved is intended to be “qualified performance based compensation” under Section 162(m) of the Code, in that the goals that are selected are substantially uncertain of being achieved at the time they are established and there can be no guarantee that all or any one of the performance goals will be satisfied based on actual fiscal year results.

With respect to Part II payments under the 1999 Executive Bonus Plan, before 2008, the Company met minimum or target levels for certain performance goals. Fiscal 2007 was the first year in which the plan included the “Modified EBITDA” performance goal, which was applied to Arby’s operating unit results, and, based on fiscal 2007 results the level of achievement for the Arby’s operating unit exceeded the minimum threshold for performance. In the case of fiscal 2008, however, target levels were not achieved with respect to the three performance goals and no amounts were paid out under the plan. Modified EBITDA is defined below under Performance Goal Bonus Awards, which is part of the section of this Proxy Statement entitled “PROPOSAL 7. REAPPROVAL OF PERFORMANCE GOAL BONUS AWARDS PORTION OF THE 1999 EXECUTIVE BONUS PLAN.”

In connection with the administration of the 1999 Executive Bonus Plan, the Company’s CFO provides the Performance Committee with a certificate regarding the computation of the various components of the Part II bonus awards and the Company’s outside accountants confirm the amount of the bonus awards relative to the underlying financial statement detail.

Fiscal 2008 Awards

In February 2008, the Performance Committee designated the named executive officers as participants for the 2008 plan year under the 1999 Executive Bonus Plan and, in March 2008, set the performance goal bonus targets for the 2008 plan year for each participant. In conjunction with the Committee’s Compensation Consultant, and consistent with its efforts to develop performance goals under the bonus plan tailored to the business operations of Arby’s, the Performance Committee established three performance metrics for determining bonus payments under the 1999 Executive Bonus Plan: (i) Modified EBITDA, which applied to Arby’s operations and took into account Company-wide expenses at the corporate headquarters level (which were not associated with the Modified EBITDA target for the Arby’s operating unit in 2007); (ii) Earnings Per Share (“EPS”); and (iii) Stock Price Appreciation on the Company’s Class B common shares (“SPA”).

Under the terms of the 1999 Executive Bonus Plan, the Performance Committee also has the authority to adjust or modify the calculation of performance goals to take into account unusual corporate transactions or other unusual or nonrecurring events affecting the Company. In light of the anticipated accounting impact in fiscal 2008 resulting from the disposition by the Company of its interest in an asset management subsidiary unrelated to its restaurant operations and fees and expenses incurred in connection with ongoing strategic and financing matters initiated in prior years, the Performance Committee determined that the impact of such matters should be excluded from the determination of the achievement of performance goals for 2008. The intent of this adjustment was to ensure that the management team’s compensation was tied to the Company’s operations and results rather than to other events outside of their direct control. In addition, the Modified EBITDA, EPS and SPA targets, which were $162.4 million, $0.31 and $9.913, respectively, for fiscal 2008 were established by the Performance Committee prior to the announcement of the merger with Wendy’s. Accordingly, these targets were based only on the operating and financial results for the Arby’s operations and

Company-wide expenses at the corporate headquarters level, which accounted only for a part of the post-merger operations.

As adopted by the Performance Committee, each executive was assigned to a category providing for a target payout as a percentage of base salary: 100% for Mr. Smith, 90% for Mr. Garrett and 75% for the other participants. Threshold, target and maximum achievement of each of the three designated performance goals was correlated with a percentage of the executive’s target payout percentage. In the case of the Modified EBITDA and EPS goals, the levels of achievement included thresholds at 85% of target (which would result in a 25% payout), target (which would result in a 50% payout) and maximum achievement at 120% of target (which would result in a 100% payout). In the case of SPA, threshold achievement was 10% appreciation (which would result in a 25% payout), target (which would result in a 50% payout) and maximum achievement (which would result in a 100% payout).

Based on the target payout percentages designated for the participants, assuming target performance for all three metrics, Mr. Smith would have qualified for a bonus payment of 150% of his base salary ($1.5 million), Mr. Garrett would have qualified for a bonus payment of 135% of his base salary ($1.012 million), and the other participants would have qualified for bonus payments of 112.5% of their base salaries (ranging from $521,437 to $731,250). In the event of maximum performance for all three metrics, Mr. Smith would have qualified for a bonus payment of 300% of his base salary, Mr. Garrett would have qualified for a bonus payment of 270% of his base salary, and the other participants would have qualified for bonus payments of 225% of their base salaries. If actual performance had fallen between designated achievement levels, the relevant payout percentage would have been interpolated. While all such bonus payments would have been subject to negative discretion (and reduction) by the Performance Committee, the performance goal awards for fiscal 2008 were designed so that, in the event of target level achievement for all three metrics, the participant’s total cash compensation (base salary and bonus) would have been consistent with the 75th percentile of peer company practices.

The Performance Committee utilized the services of the Compensation Committee’s Compensation Consultant in establishing the three performance metrics for determining bonus payments under Part II of the Executive Bonus Plan. In particular, the Compensation Consultant provided information on the Company’s peer group regarding commonly used performance metrics for executive officer compensation, analyzed the impact of the achievement of the performance metrics at threshold, target and maximum performance on the projected total cash compensation and total direct compensation for the eligible executives, and provided the Performance Committee with materials setting forth their analysis.

Based on actual operating results for fiscal 2008 and the performance of the Company’s stock during the applicable period in 2008, none of the participants were entitled to any payments on their awards under Part II of the 1999 Executive Bonus Plan.

Fiscal 2008 Discretionary Bonuses

In fiscal 2008, the Compensation Committee approved the award of discretionary bonuses to executive officers and other officers and employees in recognition of their efforts in successfully completing the Wendy’s merger. The Wendy’s business is a significantly larger operation than the pre-merger Arby’s, one of the best known food brands in the United States, and the Committee considered it appropriate to reward senior management and other selected personnel for the completion of the merger and the long-term value it added to the overall business and prospects of the Company.

The Compensation Committee also considered, as a basis for these discretionary awards, the fact that no bonus payouts were achieved under the 1999 Executive Bonus Plan for 2008, in part due to the financial market turmoil and adverse economic circumstances arising in the U.S. markets in 2008. Based on the successful completion of the merger, and the Company’s operations in 2008, the Committee believed that the award of the following discretionary bonuses to senior management, was an appropriate recognition of their merger-related efforts.

One-time discretionary bonuses were paid to Messrs. Smith, Hare and Okeson of $500,000, $200,000 and $200,000 respectively, and to Ms. Barton of $100,000 (which in part constituted an advance with respect to $100,000 of her guaranteed 2008 bonus of $150,000), with such amounts as recommended by Mr. Smith as the Company’s CEO. Each of these bonuses is significantly less than the threshold or target bonuses possible under the 1999 Executive Bonus Plan. The Compensation Committee views these as non-recurring bonus payments that were warranted by the overall facts and circumstances associated with completing the Wendy’s merger, as discussed above. These bonuses are not intended to qualify under Section 162(m) of the Code.

Long-term Incentive Compensation

The Compensation Committee uses long-term incentive compensation to deliver competitive compensation, retain executive talent and encourage a focus on long-term growth and stock appreciation. As a result of the merger, the Company can continue to provide for awards under its existing equity plans and awards can also continue to be made to certain select recipients under “legacy” equity plans maintained by Wendy’s prior to the merger. Information about shares available for equity grants under these plans is set forth in the table under the caption “Equity Compensation Plan Information” below.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without stockholder approval.

What follows is a description of the existing equity plans and developments under those plans with respect to the Company’s executive officers.

2002 Plan

The Company provides officers and key employees of the Company and its principal business units with equity-based incentives linked to longer-term business unit and corporate performance through the 2002 Plan, which provides for the grant of options to purchase shares of Company stock and the award of restricted stock, restricted stock units and/or stock appreciation rights. Option grants under the plan generally provide for ratable vesting over three years; restricted stock grants generally provide for ratable vesting over three years. Payment of the exercise price of options may be made by cash or by check payable to the Company and/or by delivery of unrestricted shares of Company stock having a fair market value equal to all or part of the purchase price. Payment for options may also be satisfied by way of a net exercise pursuant to which the option holder, without tendering the purchase price for the shares being purchased under the option, is paid shares of stock representing the excess of the aggregate fair market value (as defined in the Plan) on the date of exercise of the shares of stock as to which the option is being exercised over the aggregate purchase price for such shares. Option grants also provide for a net exercise feature allowing grantees to satisfy withholding tax obligations through the receipt of option shares net of withholding tax liability. Restricted stock awards allow for net settlement, allowing grantees to satisfy withholding obligations upon vesting through the forfeiture of a portion of the award. Generally, unvested options become fully vested upon a change of control or the optionee’s death or disability, and unvested options are forfeited upon termination for other reasons. Restricted shares generally vest as provided for in the grantee’s award or upon death or disability and unvested shares are forfeited. Notwithstanding the foregoing, the Compensation Committee retains the discretion to award grants of options and/or restricted shares with different vesting and forfeitability features. Except as modified by an award, vested options must be exercised within ninety days following a resignation or termination without cause, and within one year of the grantee’s termination as a result of death or disability or within the one year anniversary of a change of control, unless the option term expires earlier.

As to the timing of equity grants generally, newly hired executives are granted options or equity effective on or about their first date of employment as approved by the Compensation Committee.

During fiscal 2008, the Performance Committee awarded options and restricted shares in the second and fourth quarters; and in past years awards have generally been made in the first or second quarter. For fiscal 2008, such grants included the grant of options and restricted shares to Messrs. Smith, Garrett, Hare and Okeson and to Ms. Barton (in the amounts reflected in the “Grants of Plan-Based Awards” below). In determining the size of option grants in the fourth quarter of fiscal 2008, the Performance Committee received data prepared by the Committee’s Compensation Consultant that set forth the executive’s compensation relative to market practices, based on cash compensation and earlier option awards made in the second quarter of fiscal 2008 (“Second Quarter 2008 Grants”). The data provided by the Compensation Consultant showed that, after taking into account the Second Quarter 2008 Grants, the covered senior executives were below the 60th percentile with respect to their total direct compensation (“TDC”), as a result of the lower value attributable to the Second Quarter 2008 Grants. Consequently, additional option grants were made which brought TDC for these executives based on 2008 compensation closer to the 60th percentile TDC target.

The overall equity awards made in 2008 were based on a variety of factors, including rewarding efforts in 2008 and the need to provide appropriate incentives to senior management in connection with post-merger transition and integration efforts, while also limiting the size of the awards to avoid significant stockholder dilution and remain within the pre-established annual grant rate. Particularly with respect to the equity grants in the fourth quarter of 2008, the Performance Committee expressed its view that the awards were based on the unique circumstances that had occurred in 2008 and were not necessarily indicative of future activity.

In fiscal 2008, the Compensation Committee and Performance Committee also approved an adjustment to the exercise price on options outstanding under the 2002 Plan (and outstanding under the Company’s 1997 and 1998 Equity Participation Plans) to take into account the effect of the special dividend that the Company implemented in April, 2008. At that time, and as part of its transition to a “pure play” restaurant company, the Company distributed approximately 9.8 million shares of common stock of Deerfield Capital Corp, which it had received as consideration for the sale of its financial services subsidiary. Pursuant to the terms of the 2002 Plan (and other equity plans as well) the special dividend warranted an adjustment to the exercise price of all outstanding options, which had been determined by management, based on the advice of an outside consulting firm, to be thirteen cents ($0.13) per option.

Wendy’s Legacy Equity Plans

Wendy’s legacy equity plans continue in effect following the merger, and consistent with applicable New York Stock Exchange and Section 162(m) guidelines, grants may continue to be made under those plans (other than the Wendy’s WeShare Stock Option Plan) to certain employees. The option and restricted stock grants awarded under the Wendy’s equity plans generally reflect the same characteristics as comparable awards under the Company’s plans.

In 2008, the Company entered into a consulting and employment agreement with J. David Karam, which provided for him to become President of Wendy’s upon consummation of the merger. In connection with that agreement, upon effectiveness of the merger, Mr. Karam received an inducement award of 1,600,000 options (vesting over four years), which was granted under the Wendy’s 2007 Stock Incentive Plan. The grant to Mr. Karam was made after the Compensation Consultant provided the Committee with data showing that Mr. Karam’s annualized total direct compensation (with the initial equity award divided equally over the vesting period) fell between the annual total direct compensation of Messrs. Smith and Garrett. Mr. Karam, who has had extensive experience as a franchisee in the Wendy’s system, was recommended by senior management as a key candidate whose hiring was critical to the successful implementation of the merger. Mr. Karam’s employment agreement is described more fully below under the caption “Executive Agreements and Other Arrangements—Employment Agreement with Wendy’s President.”

Executive Agreements and Other Arrangements

During 2008, the Company reviewed and revised the employment agreements for its CEO and other executive officers and entered into a new agreement with J. David Karam providing for him to become President of Wendy’s upon effectiveness of the merger. The executive officer agreements were modified to address certain tax matters relating to Code Sections 409A and 162(m), as well as to create a uniform contractual framework going forward for the executive officers to assure the continued services of the experienced senior team, as their prior agreements were nearing expiration or were in renewal terms. The agreement with Mr. Karam was entered into to secure the services of a key executive with extensive experience in the Wendy’s system, who it is anticipated will make a significant contribution to the post-merger integration and operations of the Company.

New Employment Agreements for the Senior Management Team

Mr. Smith

The term of Mr. Smith’s employment has been extended for three years and will be automatically renewed for additional one-year periods unless either party delivers a notice of non-renewal at least 120 days prior to the expiration of the then current term. Mr. Smith’s base annual salary was increased to $1,150,000 and his target bonus percentage was increased to 150%. The severance and termination provisions in his agreement are set forth in the chart below. Mr. Smith’s agreement also contains restrictive covenants, including non-competition and non-solicitation covenants for 18 to 24 months following termination of employment depending on the circumstances of such termination.

Messrs. Garrett, Hare and Okeson and Ms. Barton

The term of employment has been extended for two years and will be automatically renewed for additional one-year periods unless either party delivers a notice of non-renewal at least 120 days prior to the expiration of the then current term. Mr. Garrett’s annual base salary was increased to $800,000 and his target bonus percentage for 2009 (and the remaining contract term) was increased to 100%. Mr. Hare’s base annual salary was increased to $600,000 and his target bonus for 2009 (and the remaining contract term) is 75% of his base salary. Mr. Okeson’s annual base salary was increased to $500,000 and his target bonus for 2009 (and the remaining contract term) is 75% of his base salary. Ms. Barton’s annual base salary is $650,000 and her target bonus for 2009 (and the remaining contract term) is 75% of her base salary.

Mr. Garrett had a guaranteed bonus for 2008 of $250,000. Ms. Barton had a guaranteed bonus for 2008 of $150,000. Guaranteed bonuses are not provided for with respect to 2009 or later years under their revised employment agreements.

The severance and termination provisions in the agreements are set forth in the chart below. The agreements also contain restrictive covenants, including non-competition and non-solicitation covenants for 12 to 24 months following termination of employment depending on the circumstances of such termination.

Employment Agreement with Wendy’s President

On July 25, 2008, the Company entered into a consulting and employment agreement with J. David Karam, with his consulting services transitioning to employment contingent upon effectiveness of the Wendy’s merger. On September 29, 2008, the merger became effective and Mr. Karam became the President of Wendy’s. In this capacity, he reports solely to Mr. Smith, the CEO of the Company. Mr. Karam’s employment term is for an initial three year period and will then be automatically extended for additional one year periods unless either party provides a notice of non-renewal at least 120 days prior to the expiration of the then-current term. Mr. Karam’s initial base salary is $900,000, and he will be eligible to earn a bonus annually. Mr. Karam’s target bonus will be equal to 100% of his base salary for the fiscal year if Wendy’s achieves its target performance goals and his ‘stretch’ bonus will be equal to 200% of his base salary for the fiscal year if Wendy’s achieves or exceeds its ‘stretch’ performance goals. With respect to fiscal year 2008, Mr. Karam is entitled to a pro-rata target bonus based on the number of days worked by Mr. Karam for Wendy’s during the fiscal year, which equals $225,000. With respect to fiscal year 2009, Mr. Karam is guaranteed an annual bonus equal to 50% of his base salary, provided he remains employed by Wendy’s through December 31, 2009.

On September 29, 2008, concurrent with effectiveness of the Wendy’s merger, Mr. Karam was granted a 10-year option to purchase 1,600,000 shares of the Company’s Class A common stock pursuant to the Wendy’s 2007 Stock Incentive Plan at an exercise price of $5.50 per share (the fair market value on the date of grant). The option will vest over a four-year period, 25% on each anniversary of the date of grant, provided Mr. Karam remains employed on each vesting date. The options will immediately vest in full and become exercisable upon a change in control (as defined in his employment agreement). Mr. Karam will also be eligible to receive additional equity-based awards during his employment.

During the employment period, Mr. Karam will generally be entitled to participate in all of Wendy’s employee benefit plans and programs and will be entitled to four weeks of annual paid vacation each calendar year, reimbursement of all reasonable business expenses and a car allowance.

Upon any termination of employment, Mr. Karam is entitled to receive any accrued but unpaid base salary, vacation time, incentive bonus and any outstanding business expense reimbursements. Additionally, if Mr. Karam’s employment is terminated by Wendy’s without “Cause” or by Mr. Karam for “Good Reason” (each as defined in his employment agreement), he will receive a lump sum cash amount equal to two times the sum of his base salary and target bonus. Wendy’s will also pay the cost for Mr. Karam and his dependents to continue to participate in any of Wendy’s group health plans or life insurance plans for an 18 month period following termination. If such cash severance payment and health benefits continuation for Mr. Karam would trigger an excise tax, then in certain circumstances Mr. Karam will be entitled to receive a “gross-up payment” with respect to such payment and benefits, as more fully described in his employment agreement.

All outstanding equity awards held by Mr. Karam will become fully vested upon termination of his employment by Wendy’s without Cause or by Mr. Karam for Good Reason and will remain exercisable until the earlier of one year following such termination or the scheduled expiration date of the award. Mr. Karam’s equity awards will also be treated in this manner if his employment is terminated due to his death or disability. In order to receive payments or benefits payable to Mr. Karam as a result of his termination for Cause or without Good Reason, he must execute a waiver and general release of claims in favor of the Company, Wendy’s, their subsidiaries and affiliates, and other related parties.

Mr. Karam’s employment agreement also contains restrictive covenants, including non-competition and non-solicitation covenants that apply for one (1) or two (2) years following termination of employment depending on the circumstances of such termination. Mr. Karam also agreed that, for one year following termination of employment, he will not solicit any individual employed by the Company, Wendy’s and their respective affiliates or who was employed by them during the six-month period prior to such solicitation.

The Compensation Committee’s Compensation Consultant, analyzed the economic terms of Mr. Karam’s employment arrangements as proposed by senior management, which indicated that on an annualized basis (i.e., annualizing his inducement option grant over the proposed term) total annual compensation for Mr. Karam fell between the compensation provided to Mr. Smith, the Company’s CEO, and Mr. Garrett, the President of Arby’s. Management’s proposal for Mr. Karam was based on the proposition that he would be responsible for operating Wendy’s, a much larger operating business than Arby’s, that as a Wendy’s franchisee he had significant experience in the Wendy’s system and would play an important role in improving operating results at Wendy’s post-merger, and that in terms of internal pay equity, his compensation opportunity should fall between Messrs. Smith and Garrett. The Compensation Committee adopted this approach and approved the proposed compensation package for Mr. Karam.

Severance and Change in Control Benefits

Senior members of the Company’s management team have provisions in their respective employment agreements that provide for certain severance payments upon a termination by the Company without cause, termination by the executive as a result of a “Triggering Event” and, in the case of Mr. Smith, as a result of a “Special Termination Event”, i.e. a termination by him within a designated period following a change of control. The key terms and provisions of the severance arrangements that are currently in effect are summarized in the following table and are governed by the named executive officer’s employment agreement (all of which are exhibits attached to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 22, 2008). As to the

quantitative nature of certain payments in parentheses below, the Company estimated the values as if the triggering event took place on December 26, 2008, the last business day of the Company’s 2008 fiscal year.

Description	Chief Executive Officer		Other Named Executive Officers
Termination events triggering severance cash benefits and benefits continuation:	•	Involuntary termination without Cause, other than for death or disability.	•	Involuntary termination without Cause, other than for death or disability.
	•	Termination by Mr. Smith for a “Triggering Event”.	•	Termination by executive officer for a “Triggering Event”.
	•	Termination by Mr. Smith in connection with a “Special Termination Event”.
Severance cash benefit:

(a) Lump sum payment equal to (i) two times base salary in effect as of the effective date of termination ($2,300,000) plus (ii) two times target annual bonus for the year prior to the year of termination ($2,000,000).
(b) $25,000 (which shall increase to $27,500 in December 2010).
(c) Pro rata annual bonus based on actual performance, payable in lump sum on date bonuses are normally paid.
(d) In the event severance cash benefits are provided pursuant to a Special Termination Event, Mr. Smith will receive a tax gross up for any excise tax imposed by Code Section 4999 on any “excess parachute payments”. If a Special Termination Event had occurred on 12/26/08, Mr. Smith would not have received a tax gross up because the amount of his benefits would not have been “excess parachute payments” so as to be taxed under Code Section 4999.

(a) The sum of the base salary in effect as of the effective date of termination plus the actual annual bonus paid, if any, for the year prior to the year of termination, paid in semi-monthly installments for a period of 12 months. Values as of 12/26/08 are as follows: Hare: $986,250; Garrett: $1,256,250; Barton: $913,250; and Okeson: $847,625.
(b) Continuation of the base salary in effect as of the effective date of termination for an additional period of 12 months, paid in semi-annual installments and offset by compensation earned by the executive officer during the same period.
(c) $25,000 (which shall increase to $27,500 in December 2010).
(d) Pro rata annual bonus based on actual performance, payable in lump sum on date bonuses are normally paid.

Description	Chief Executive Officer	Other Named Executive Officers
Executive must sign release to receive severance benefits:	Yes.	Yes.
Health and welfare benefits continuation:	Continued participation in the Company’s health and welfare plans for 18 months at Mr. Smith’s election and at full cost to Mr. Smith.	Continued participation in the Company’s health and welfare plans for 18 months at the executive officer’s election and at full cost to the executive officer.
Equity treatment:

All unvested stock options and restricted stock shall vest in full upon a Change in Control, an involuntary termination without Cause; termination by death or disability; or a termination following a Triggering Event or Special Termination Event. The estimated value of accelerated options if such an event occurred on 12/26/08 is $150,000 and the estimated value of accelerated restricted stock is $633,337.

All unvested stock options that would have vested if the executive officer had remained employed by the Company through December 18, 2010 shall vest in full upon an involuntary termination without Cause, other than for death; a termination for disability; or a termination following a Triggering Event. In the case of Mr. Garrett, options and restricted stock will be fully vested. Values as of 12/26/08 are as follows: Hare: $33,333; Garrett: $60,000 for options and $118,750 for restricted stock; Barton: $16,668; and Okeson: $16,668.

•

Options remain exercisable for a period ending on the earlier of the one year anniversary of the termination or the expiration of the applicable option in the event of an involuntary termination without Cause; termination by death or disability; or a termination following a Triggering Event or Special Termination Event.

•

Options remain exercisable for a period ending on the earlier of the one year anniversary of the termination or the expiration of the applicable option, except that Mr. Garrett’s replacement options remain exercisable for a period of 30 days after termination of employment.

Outplacement assistance:	No.	No.
Restrictive covenants:	In the event of the termination of Mr. Smith’s employment without Cause or due to a Triggering Event, the restrictive period for	In the event of the termination of the executive officer’s employment without Cause or due to a Triggering Event, the restrictive

Description	Chief Executive Officer	Other Named Executive Officers

the following covenants shall run for a period of 24 months. In the event of the termination of Mr. Smith’s employment for cause or other than due to a Triggering Event, the restrictive period shall be 18 months.

period for the following covenants shall run for a period of 24 months. In the event of the termination of the executive officer’s employment for cause or other than due to a Triggering Event, the restrictive period shall be 12 months.

	• Prohibited from soliciting franchisees or suppliers and employees of the Company.	•	Prohibited from soliciting franchisees or suppliers and employees of the Company.
	• Prohibited from competing with the Company (see details below).	•	Prohibited from competing with the Company (see details below).
	Mr. Smith is also subject to certain confidentiality and non-disparagement covenants.	The executive officers are also subject to certain confidentiality and non-disparagement covenants.
Non-Renewal Severance	Non-Renewal by the Company constitutes a Triggering Event- see above for severance benefits.	If employment is terminated by the Company by 120 day written notice of expiration, executive officer shall receive:
		•	Continuation of the base salary in effect as of the effective date of termination for at least 8 months (payments to be made in semi-monthly installments);
		•	Pro rata annual bonus, payable in lump sum on date bonuses are normally paid, based on actual performance, provided the executive officer remains employed during the 120 day notice period.

The estimated total value of benefits provided to Mr. Smith under his employment agreement in the event his employment was terminated on December 26, 2008 as described in the table above is $5,108,337. The estimated total value for the other named executive officers under their respective employment agreements (other than in the event of non-renewal of the employment agreement) is as follows: $1,644,583 for Mr. Hare; $2,210,000 for Mr. Garrett; $1,604,918 for Ms. Barton; and $1,389,293 for Mr. Okeson. For Messrs. Hare and Okeson and Ms. Barton, these amounts do not include the value of accelerated vesting of restricted stock that would occur under the terms of their separate restricted stock award agreements in the event of termination of employment without cause or on account of death or permanent disability. Those values are $38,000, $31,664 and $15,832, respectively.

In calculating the values for the table above, the following assumptions were made: (1) price of the Company’s common stock was $4.75, the closing price per share on December 26, 2008; (2) there was no compensation offset for executives whose second year severance payments would otherwise be subject to reduction for outside earnings; (3) immediate exercise of all options that vested as of a December 26, 2008 termination date; (4) the remaining unvested options subject to accelerated vesting as of December 26, 2008 were valued at $0 (as none of the remaining unvested options has an exercise price less than $6.77/share); and (5) no six month delay in payment to any “specified employee” that would otherwise be required under Code Section 409A.

The employment agreements for Mr. Smith and the other named executive officers generally define “Cause” as: (i) commission of any act of fraud or gross negligence by the executive in the course of his or her employment that, in the case of gross negligence, has a material adverse effect on the business or financial condition of the Company or any of its affiliates; (ii) willful material misrepresentation by him or her to the President and Chief Executive Officer of the Company (not applicable to Mr. Smith) or the Board; (iii) voluntary termination by him or her of his or her employment (other than on account of a Triggering Event) or the willful failure or refusal to comply with any material obligation(s) owed to the Company or to comply with a reasonable and lawful instruction of the Chief Executive Officer of the Company (not applicable to Mr. Smith) or the Board; (iv) engagement by him or her in any conduct or the commission by him or her of any act that is, in the reasonable opinion of the Board, materially injurious or detrimental to the substantial interest of the Company or any of its affiliates; (v) his or her indictment for any felony, whether of the United States or any state thereof or any similar foreign law to which he or she may be subject; (vi) any failure substantially to comply with any written rules, regulations, policies or procedures of the Company furnished to him or her that, if not complied with, could reasonably be expected to have a material adverse effect on the business of the Company or any of its affiliates; (vii) any willful failure to comply with the Company’s policies regarding insider trading; (viii) his or her death; or (ix) his or her inability to perform all or a substantial part of his or duties or responsibilities on account of his or her illness (either physical or mental) for more than 90 consecutive calendar days or for an aggregate of 150 calendar days during any consecutive nine month period (“Disability”).

The employment agreement for Mr. Smith generally defines “Triggering Event” as (i) a material reduction in his responsibilities as President and Chief Executive Officer of the Company; (ii) a requirement that he reports to any person other than the Board; (iii) a reduction in his then current base salary or target bonus percentage; (iv) relocation to a work situs not in the Atlanta, Georgia greater metropolitan area without his consent, (v) a Company-initiated non-renewal of his employment at the end of the Employment Term or (vi) the occurrence of a “Special Termination Event”; provided that he must provide written notice no later than 30 days following his learning of the existence of a Triggering Event (other than under subclauses (v) or (vi) and provide the Company 30 days to cure the Triggering Event. Additionally, Mr. Smith must terminate his employment within six months of the initial occurrence of the circumstances constituting a Triggering Event for such termination to be a Triggering Event.

Mr. Smith’s employment agreement generally defines “Special Termination Event” as Mr. Smith’s decision to terminate his employment in the event that there is a change in control prior to the expiration of the Employment Term where he has provided between 90 and 120 days written notice (no more and no less) of his intention to terminate his employment in the 30-day period commencing 270 days following the change in control. For purposes of Mr. Smith’s employment agreement, “change in control” includes the acquisition by any person of 50% or more of the combined voting power of the Company, a majority of the Board of Directors not being nominated by the Board of the Company or a majority of the Board of Directors not consisting of Messrs Peltz, May or individuals nominated or recommended by them. (The definition of change in control excludes certain transactions in which Messrs. Peltz, May or their affiliates continue to control or influence the management or policies of the Company or any merger or sale of the Company to entities controlled by Messrs. Peltz, May or their affiliates).

The employment agreements for the other named executive officers generally define “Triggering Event” as (i) a material reduction in his or her responsibilities to the Company; (ii) a requirement that he or she report to any person other than the Chief Executive Officer of the Company or the Board; (iii) a reduction in his or her then current base salary or target bonus percentage; or (iv) relocation to a work situs not in the Atlanta, Georgia greater metropolitan area without his or her consent; provided that he or she must provide written notice no later than 30 days following his or her learning of the existence of a Triggering Event and provide the Company 30 days to cure the Triggering Event. Additionally, he or she must terminate his or her employment within six months of the initial occurrence of the circumstances constituting a Triggering Event for such termination to be a Triggering Event.

The employment agreements for the named executive officers generally restrict the executive officer from competing against the Company generally in the following manner: the executive officer, in any state or territory of the United States (and the District of Columbia) or any country where the Company maintains restaurants, will not engage or be engaged in any capacity, “directly or indirectly” (as defined below), except as a passive investor owning less than a two-percent (2%) interest in a publicly held company, in any business or entity that is competitive with the business of the Company or its affiliates. This restriction includes, without limitation, (A) any business engaged in drive through or counter food service restaurant business typically referred to as “Quick Service” restaurants (such as Burger King, McDonald’s, Jack in the Box, etc.), for which revenues from the sale of hamburgers, sandwiches (including wraps) and salads represents at least 50% of total revenues from the sales of food items (excluding beverages) and also includes any business engaged in real estate development for such Quick Service businesses and (B) Yum! Brands, Inc. or its brands and each of its subsidiaries. Notwithstanding anything to the contrary above, the executive officer shall not be prohibited from (X) accepting employment, operating or otherwise becoming associated with a franchisee of the Company, any of its affiliates or any subsidiary of the foregoing, but only in connection with the activities associated with the operation of such a franchise or activities that otherwise are not encompassed by the restrictions of this definition, subject to any confidentiality obligation that the executive officer may have, or (Y) accepting employment, operating or otherwise becoming associated with a “Quick-Service” restaurant business of a brand that has less than 100 outlets system-wide (including both franchised outlets and franchisor-operated outlets).

Other Benefits and Perquisites

Consistent with the Company’s Executive Compensation Program, and to enable the Company to attract and retain superior executives for key positions, the Company’s executives are provided with certain benefits and perquisites. For example, the Company’s executive officers are entitled to participate in the various benefits made available to the Company’s employees, such as the Company’s 401(k) plan, group health plans, vacation and sick leave, life insurance and short-term and long-term disability benefits, and all of the executive officers are covered by directors and officers liability insurance and indemnification agreements. Executive officers (as well as certain employees at various levels) are also provided with cellular phones, PDAs, and laptops that are intended primarily for business use.

In October 2008, the Compensation Committee approved certain expenditures in connection with the temporary living arrangements of Mr. Smith in Columbus, Ohio as a result of the Wendy’s merger. The presence of Mr. Smith in Columbus, as CEO of the Company, was viewed as critical to the successful integration of operations following the merger; particularly since one of the conditions of the merger was that the headquarters of Wendy’s remain in the vicinity of Columbus for a designated period of time. The expenditures approved include: a lease of an apartment for Mr. Smith and his wife in Columbus, Ohio (at a current rate of $7,200 per month); renter’s insurance for the apartment; $50,000 for Company-owned furniture, painting and set up costs associated with the apartment; the lease of an automobile; transportation to Atlanta for Mr. Smith and his wife (and reimbursement of the tax associated with the imputed income of his wife’s flights); moving expenses for personal items and reimbursement and a tax gross up on the tax differential resulting from the taxes associated with Ohio-related imputed income.

Other Material Considerations

Impact of Accounting, Tax and Legal Considerations

With respect to taxes, Section 162(m) of the Code imposes a $1 million limit on the deduction that the Company may claim in any tax year with respect to compensation paid to each of the Chief Executive Officer and three other named executive officers (other than the Chief Financial Officer). Accordingly, the Performance Committee monitors which executive officers may be subject to Section 162(m) in order to maximize the amount of compensation paid to these officers that will be deductible under Section 162(m).

Certain types of performance-based compensation are exempted from the $1.0 million limit. Performance-based compensation can include income from stock options, performance-based restricted stock, and certain formula driven compensation that meets the requirements of Section 162(m) (such as the provisions of the 1999 Executive Bonus Plan). The Performance Committee seeks to structure performance-based and equity compensation for the named executive officers in a manner that complies with Section 162(m) in order to provide for the deductibility of such compensation. At the same time, there may be circumstances in which the Compensation Committee and/or Performance Committee determines, in the exercise of its independent judgment that it is in the best interests of the Company to provide for compensation that may not be deductible.

Another section of the Code, Section 409A, affects the manner by which deferred compensation opportunities are offered to the Company’s employees because Section 409A requires that “nonqualified deferred compensation” be structured in a manner that limits employees’ abilities to accelerate or further defer certain kinds of deferred compensation. The Company has undertaken the necessary steps to ensure that its existing deferred compensation plans are operated in accordance with Section 409A.

Introduction to the Summary Compensation Table

The Summary Compensation Table sets forth salary, cash bonus awards, equity awards and other compensation earned by, paid or awarded with respect to the 2008, 2007 and 2006 fiscal years to (i) the Company’s Chief Executive Officer (“CEO”), Roland C. Smith; (ii) the Company’s Chief Financial Officer (“CFO”), Stephen E. Hare; and (iii) the Company’s three most highly compensated executive officers other than the CEO and CFO who were serving as executive officers at the end of the 2008 fiscal year: Thomas A. Garrett, President and Chief Executive Officer of ARG, Sharron L. Barton, Senior Vice President and Chief Administrative Officer of the Company, and Nils H. Okeson, Senior Vice President, General Counsel and Secretary of the Company (collectively, the “named executive officers”). Additional information with respect to the compensation arrangements for the Company’s executive officers is set forth below under the caption “Certain Employment Arrangements with Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Roland C. Smith (CEO)	2008	1,000,000		500,000	219,565	176,898		79,963	1,976,426
	2007	1,000,000		1,000,000	495,219	264,489	—	36,574	2,796,282
	2006	711,538		738,750	742,214	392,445	—	172,068	2,757,015
Stephen E. Hare (CFO)	2008	515,000		200,000	26,387	38,585		21,956	801,928
	2007	511,250		386,250	70,653	46,286	—	20,958	1,035,396
	*
Thomas A. Garrett	2008	800,000	(4)	250,000	32,983	51,451		20,818	1,155,252
(President and CEO—ARG)	2007	787,500		506,250	88,316	66,122	—	21,862	1,470,051
	*
Sharron L. Barton	2008	653,250	(5)	150,000	10,994	17,683		21,079	853,006
(SVP and Chief Admin.	2007	659,750	(6)	263,250	29,439	19,837	—	20,531	992,806
Officer)	*
Nils H. Okeson	2008	483,500	(7)	200,000	21,989	24,120		19,877	749,486
(SVP, GC and Secretary)	2007	478,500		347,625	58,877	33,061	—	20,119	938,183
	*

*	Messrs. Hare, Garrett and Okeson and Ms. Barton were not executive officers of the Company in 2006, and therefore compensation information for them is not provided for that fiscal year.

(1)

Represents the compensation expense recorded by the Company under FAS 123(R) in the year shown with respect to awards of restricted stock of the Company made to such named executive officer, disregarding any estimates of forfeitures related to service-based vesting conditions. See Note (16) Share- Based Compensation to the Company’s consolidated financial statements set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2008 (the “2008 Form 10-K”) for the assumptions made in determining FAS 123(R) values.

(2)

Represents the compensation expense recorded by the Company under FAS 123(R) in the year shown with respect to awards of stock options to the named executive officer, disregarding any estimates of forfeitures related to service-based vesting conditions. See Note (16) Share-Based Compensation to the Company’s consolidated financial statements set forth in the 2008 Form 10-K for the assumptions made in determining FAS 123(R) values.

(3)	Includes with respect to each named executive officer amounts for dividends (and interest thereon) with respect to the restricted stock awards referred to in note (1) above, an automobile allowance and amounts for long-term disability and group term life insurance. Also includes with respect to Mr. Smith the following expenditures by the Company in connection with his temporary living arrangements for work at Wendy’s headquarters in Ohio: (i) $21,600 for the lease of an apartment for Mr. Smith and his wife in Columbus, Ohio, (ii) renter’s insurance and utilities costs associated with the apartment, (iii) moving expenses for personal items, (iv) automobile lease expenses, (v) expenses relating to his wife’s travel to and from Ohio, and (vi) reimbursement in the amount of $4,918 for taxes owed for use of corporate aircraft.

(4)	Includes $50,000 paid in lieu of a merit increase in 2007 and 2008.

(5)	Includes $3,250, the final quarterly installment of a payment in lieu of a merit increase in 2007.

(6)	Includes $9,750, the first three quarterly installments of a payment in lieu of a merit increase in 2007.

(7)	Includes $20,000 paid in lieu of a merit increase in 2007 and 2008.

The following table provides information concerning the annual performance bonus and long term incentive awards made to each of the named executive officers in 2008.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Under- lying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Roland C. Smith	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A	100,000			676,000
(CEO)	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A		200,000	6.77	440,000
	12/18/08	N/A	N/A	N/A	N/A	N/A	N/A		1,500,000	4.65	2,860,050
	3/27/08	750,000	1,500,000	3,000,000
Stephen E. Hare	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A	12,000			81,240
(CFO)	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A		35,000	6.77	69,650
	12/18/08	N/A	N/A	N/A	N/A	N/A	N/A		500,000	4.65	953,350
	3/27/08	289,688	579,375	1,158,750
Thomas A. Garrett	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A	15,000			101,550
(President and	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A		50,000	6.77	99,500
CEO—ARG)	12/18/08	N/A	N/A	N/A	N/A	N/A	N/A		600,000	4.65	1,144,020
	3/27/08	506,250	1,012,500	2,025,000
Sharron L. Barton	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A	5,000			33,850
(SVP and Chief	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A		15,000	6.77	29,850
Admin. Officer)	12/18/08	N/A	N/A	N/A	N/A	N/A	N/A		250,000	4.65	476,675
	3/27/08	365,625	731,250	1,462,500
Nils H. Okeson	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A	10,000			67,700
(SVP, GC and	6/18/08	N/A	N/A	N/A	N/A	N/A	N/A		25,000	6.77	49,750
Secretary)	12/18/08	N/A	N/A	N/A	N/A	N/A	N/A		250,000	4.65	476,675
	3/27/08	260,718	521,437	1,042,875

(1)

Under the 1999 Executive Bonus Plan, each named executive officer was assigned to a category providing for a target payout as a percentage of base salary: 100% for Mr. Smith, 90% for Mr. Garrett and 75% for the other participants. Threshold, target and maximum achievement of each of the three designated performance goals was correlated with a percentage of the executive’s target payout percentage. Based on the target payout percentages designated for the participants, assuming target performance for all three metrics, Mr. Smith would have qualified for a bonus payment of 150% of his base salary ($1.5 million), Mr. Garrett would have qualified for a bonus payment of 135% of his base salary ($1.012 million), and the other participants would have qualified for bonus payments of 112.5% of their base salaries (ranging from $521,437 to $731,250). In the event of maximum performance for all three metrics, Mr. Smith would have qualified for a bonus payment of 300% of his base salary, Mr. Garrett would have qualified for a bonus payment of 270% of his base salary, and the other participants would have qualified for bonus payments of 225% of their base salaries. If actual performance had fallen between designated achievement levels, the relevant payout percentage would have been interpolated. Based on actual operating results for fiscal 2008 and the performance of the Company’s stock during the applicable period in 2008, none of the participants were entitled to any payments from these awards. For more information regarding the 2008 performance targets and possible bonus payouts, see “Compensation Discussion and Analysis” above.

(2)	Consists of a single restricted stock grant under the 2002 Plan. The shares vest ratably over three years, subject to continued employment through each of the anniversary dates.

(3)

Consists of two stock option grants under the 2002 Plan, each at an exercise price equal to the fair market value (i.e., closing price) of the underlying shares on the grant date and expiring ten years from the grant date. The options vest and become exercisable ratably over three years, subject to continued employment through each of the anniversary dates.

(4)

The grant date fair value of an award is determined pursuant to FAS 123(R). See Note (16) Share-Based Compensation to the Company’s consolidated financial statements set forth in the 2008 Form 10-K for the assumptions made in determining FAS 123(R) values.

The following table provides information concerning the unexercised stock options and unvested restricted stock awards as of the end of fiscal 2008 for each of the named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Roland C. Smith	146,666	73,334	—	16.49	(2)	4/13/16	33,334	(3)	158,337
(CEO)	66,667	133,333	—	15.71	(2)	5/23/17	100,000	(5)	475,000
		200,000	—	6.77		6/18/18
		1,500,000	—	4.65		12/18/18
Stephen E. Hare	50,000	25,000	—	15.88	(2)	6/07/16	8,000	(4)	38,000
(CFO)	11,667	23,333	—	15.71	(2)	5/23/17	12,000	(5)	57,000
		35,000	—	6.77		6/18/18
		500,000	—	4.65		12/18/18
Thomas A. Garrett	203,328		—	3.9097	(2)	7/25/15	10,000	(4)	47,500
(President and	334,331		—	6.9864	(2)	7/25/15	15,000	(5)	71,250
CEO—ARG)	66,666	33,334	—	16.09	(2)	4/28/16
	16,667	33,333	—	15.71	(2)	5/23/17
		50,000	—	6.77		6/18/18
		600,000	—	4.65		12/18/18
Sharron L. Barton	20,266	10,134	—	16.09	(2)	4/28/16	3,333	(4)	15,832
(SVP and Chief	5,000	10,000	—	15.71	(2)	5/23/17	5,000	(5)	23,750
Admin. Officer)		15,000	—	6.77		6/18/18
		250,000	—	4.65		12/18/18
Nils H. Okeson	28,334	14,166	—	16.09	(2)	4/28/16	6,666	(4)	31,664
(SVP, GC and	8,333	16,667	—	15.71	(2)	5/23/17	10,000	(5)	47,500
Secretary)		25,000	—	6.77		6/18/18
		250,000	—	4.65		12/18/18

(1)	All such options vest and become exercisable over a three-year period commencing on the date of grant, with one-third vesting on each of the first three anniversaries of the date of grant.

(2)

Reflects a $0.13 reduction in the exercise price per share of each stock option outstanding at the time of the special dividend of shares of common stock of Deerfield Capital Corp. paid to the Company’s stockholders in April 2008 (the “DFR share dividend”). The reduction was effected in accordance with the Company’s equity participation plans, which provide for such price adjustments upon occurrence of extraordinary events such as the DFR share dividend.

(3)

On March 26, 2007, the Company granted a total of 100,000 shares of restricted common stock to Mr. Smith pursuant to the terms of his employment agreement. Such restricted shares have both time vesting targets (66,667 shares) and performance vesting targets (33,333 shares). During 2007, 33,333 of the time- vesting shares vested on the first anniversary of the date of commencement of Mr. Smith’s employment. During 2008, (i) an additional 16,667 of the time-vesting shares vested on the second anniversary of the date of commencement of his employment, (ii) 8,333 of the performance-vesting shares vested upon the Performance Committee’s determination that certain performance targets had been met, and (iii) 8,333 unvested performance-vesting shares were forfeited as a result of elimination of a “catch-up” vesting feature in the 2007 grant.

(4)	On May 23, 2007, the Company granted certain officers and key employees, other than Mr. Smith, a total of 159,300 shares of restricted common stock under the 2002 Plan. These shares vest ratably over three years, subject to continued employment through each of the anniversary dates. The price of the Company’s common stock granted to the named executive officers on the grant date was $15.84 and the resulting grant-date fair value is being recognized as compensation expense ratably over the vesting periods.

(5)

On June 18, 2008, the Company granted certain officers and key employees a total of 265,350 shares of restricted common stock under the 2002 Plan. These shares vest ratably over three years, subject to continued employment through each of the anniversary dates. The price of the Company’s common stock granted to Mr. Smith on the grant date was $6.76 and the price of the Company’s common stock granted to the other named executive officers on the grant date was $6.77. The resulting grant-date fair values are being recognized as compensation expense ratably over the vesting periods.

The following table provides information concerning the vesting during 2008 of restricted stock awards previously made to each of the named executive officers. None of the named executive officers exercised any stock options during 2008.

OPTION EXERCISES AND STOCK VESTED

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Roland C. Smith (CEO)	—	—	25,000	175,583
Stephen E. Hare (CFO)	—	—	4,000	27,480
Thomas A. Garrett (President and CEO—ARG)	—	—	5,000	34,350
Sharron L. Barton (SVP and Chief Admin. Officer)	—	—	1,667	11,452
Nils H. Okeson (SVP, GC and Secretary)	—	—	3,334	22,905

(1)	Based on the closing price of the shares on the vesting date.

Compensation of Directors

Under the Company’s previous program for compensation of non-management members of the Board, which was in effect until the end of the 2008 fiscal year, each non-management director received an annual retainer (payable quarterly) of $30,000 for serving on the Board, plus $1,500 for each meeting of the Board or of a committee (or subcommittee) of the Board that such director attended. Under the 2002 Plan, each non-management director could elect to have all or a portion of the annual retainer and meeting attendance fees paid in shares of the Company’s common stock rather than in cash. In addition, pursuant to the 2002 Plan, each director of the Company who was not also an employee of the Company or of any subsidiary or affiliate received options to purchase an aggregate of 45,000 shares of the Company’s common stock on the date of such director’s initial election or appointment to the Board. On the date of each subsequent annual meeting of stockholders of the Company at which such a director was re-elected, he or she received options to purchase 12,000 shares of the Company’s common stock.

In December 2008, the Compensation Committee recommended to the Board that annual compensation payable to the Company’s non-management directors be restructured and increased beginning on the first day of the Company’s 2009 fiscal year. The Compensation Committee’s decision to revise annual compensation payable to non-management directors was based on a number of factors: cash compensation for directors had remained static for at least fifteen years and the merger with Wendy’s increased the size of the business operations of the Company and the corresponding meeting obligations and responsibilities of the directors. The provisions of the revised compensation program, which are set forth below and provide for a combination of cash payments and restricted stock grants, were designed taking into account advice and counsel from the Committee’s Compensation Consultant, who advised that the proposed pay levels appeared reasonable relative to market practices. In connection with the new compensation program, the provisions of the 2002 Plan providing for automatic grants of options to directors were deleted. The Board approved the Compensation Committee’s proposal on February 3, 2009.

Annual Retainers:

•	Board retainer for each non-management director:	$67,500
•	Audit Committee Chairman’s retainer:	$20,000
•	Audit Committee member’s retainer:	$10,000
•	Compensation Committee Chairman’s retainer:	$15,000
•	Compensation Committee member’s retainer:	$7,500

Meeting Fees:

•	No meeting fees are paid to members of the Audit Committee and the Compensation Committee. Members attending each meeting of the Nominating and Corporate Governance Committee, ERISA Committee, Capital and Investment Committee, Corporate Social Responsibility Committee and Executive Committee receive the following fee for each meeting:	$2,000

Stock Awards:

•	Grant upon initial election or appointment to the Board:	Discretionary, initially set at $75,000*
•	Annual grant upon re-election to the Board:	Discretionary, initially set at $75,000*

*	Equity awards payable in restricted stock vesting 50% after one year from grant and 50% after two years from grant, conditioned on continued Board service.

In connection with approving this new program, the Board also approved development of a deferred compensation plan. Directors would be offered the option to participate in that plan, which is expected to be adopted later in 2009. The deferred compensation plan would allow a participant to defer a percentage or sum of his or her retainer and meeting fees and/or restricted stock grant into deferred stock units, which are based on the value of Company stock and subject to the same vesting schedule in the case of the deferral of restricted stock. Dividend equivalents accrue on deferred amounts. The amounts are payable in Company stock in a lump sum on the earlier of the director’s termination of board service, a fixed number of years or death, as elected by the director.

The chart below summarizes the compensation paid to the Company’s non-employee directors for their services as directors during fiscal 2008.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Nelson Peltz	—	12,465	(1)	5,380(2)(3)	—	—	—	17,845
Peter W. May	—	12,465	(1)	5,380(2)(3)	—	—	—	17,845
Hugh L. Carey	54,000	—		5,380(2)(3)	—	—	—	59,380
Clive Chajet	66,000	—		5,380(2)(3)	—	—	—	71,380
Edward P. Garden	—	9,470	(4)	5,380(2)(3)	—	—	—	14,850
Janet Hill	12,000	—		18,391(5)(6)	—	—	—	30,391
Joseph A. Levato	88,500	—		5,380(2)(3)	—	—	—	93,380
J. Randolph Lewis	13,500	—		18,391(5)(6)	—	—	—	31,891
David E. Schwab II	58,507	26,851	(7)	5,380(2)(3)	—	—	—	63,887
Raymond S. Troubh	69,000	—		5,380(2)(3)	—	—	—	74,380
Jack G. Wasserman	87,000	—		5,380(2)(3)	—	—	—	92,380

(1)

Represents the expense recorded by the Company in 2008 with respect to 3,183 shares of Class A Common Stock, in the aggregate, issued to each of Messrs. Peltz and May in lieu of quarterly retainers and meeting attendance fees.

(2)

Represents the expense recorded by the Company in 2008 with respect to the issuance to such director of options to acquire 4,000 shares of Class A Common Stock and 8,000 shares of Class B Common Stock upon such director’s reelection as a director at the Company’s 2008 Annual Meeting of Stockholders (annual grants under the Company’s previous non-management director compensation program). The grant date fair value of the options issued to each of the directors in September 2008 to acquire (i) 4,000 shares of Class A Common Stock was $7,640 and (ii) 8,000 shares of Class B Common Stock, was $17,520.

(3)

At December 28, 2008, each of Messrs. Peltz, May and Garden held options to acquire 12,000 shares of Class A Common Stock; each of Messrs. Carey, Chajet, Levato, Schwab and Troubh held options to acquire a total of 117,000 shares of Class A Common Stock; and Mr. Wasserman held options to acquire a total of 105,000 shares of Class A Common Stock.

(4)

Represents the expense recorded by the Company in 2008 with respect to 2,462 shares of Class A Common Stock, in the aggregate, issued to Mr. Garden in lieu of quarterly retainers and meeting attendance fees.

(5)

Represents the expense recorded by the Company in 2008 with respect to the issuance to such director of options to acquire 45,000 shares of Class A Common Stock upon such director’s appointment as a director upon the Company’s merger with Wendy’s (initial grant under the Company’s previous non- management director compensation program). The grant date fair value of the options issued to each of the directors in September 2008 to acquire 45,000 shares of Class A Common Stock was $85,950.

(6)	At December 28, 2008, Ms. Hill and Mr. Lewis each held options to acquire 89,854 shares of Class A Common Stock.

(7)	Represents the expense recorded by the Company in 2008 with respect to 4,422 shares of Class A common stock issued, in the aggregate, to Mr. Schwab in lieu of his annual retainer.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s equity compensation plans as of December 28, 2008.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	200,443 Package Options(2)	$23.54	4,337,759(3)
	7,850,182 Class A Options	$9.66
Equity compensation plans not approved by security holders(4)	9,600 Package Options(2)	$23.35	15,165,124(3)
	18,242,307 Class A Options(5)	$6.72
Total	210,043 Package Options(2)	$23.54	19,502,883(3)
	26,092,489 Class A Options	$7.60

(1)	1998 and 2002 Equity Participation Plans.

(2)	Each Package Option is exercisable for three shares of Class A Common Stock.

(3)	Includes securities issuable to directors as fees in lieu of cash.

(4)	1997 Equity Participation Plan and Wendy’s legacy equity plans

(5)

In addition to options granted pursuant to our equity participation plans, in connection with the acquisition of RTM in July 2005 the Company issued 774,066 options to acquire shares of Class B Common Stock to employees of RTM (who became employees of ARG) to replace then existing options that they held to purchase shares of RTM (the “Replacement Options”). In connection with the Wendy’s merger, these Replacement Options were adjusted so as to become exercisable for shares of Class A Common Stock instead of Class B Common Stock. These Replacement Options have a weighted average exercise price of $8.34.

Amended and Restated 1997 Equity Participation Plan

The Wendy’s/Arby’s Group, Inc. 1997 Equity Participation Plan was approved by the Executive Committee of the Board of Directors on December 11, 1997 and was amended and restated in May 2005. The 1997 Plan provided for the granting of stock options to purchase shares of Class A Common

Stock. Participants in the 1997 Plan were limited to selected key employees and consultants of the Company, its subsidiaries and affiliates who were important to the success and growth of the Company, its subsidiaries and affiliates, but who were not “directors,” “executive officers” or “officers” of the Company. A maximum of 500,000 shares of Class A Common Stock were authorized to be issued under the 1997 Plan. The term during which options could be granted under the 1997 Plan expired on December 11, 2002. As a result of a stock dividend in August 2003 (the “Stock Dividend”), all outstanding options under the 1997 Plan at August 21, 2003 were adjusted so as to be exercisable for one share of Class A Common Stock and two shares of Class B Common Stock (i.e. Package Options). In connection with the Wendy’s merger, these Package Options were further adjusted so as to become exercisable for three shares of Class A Common Stock. As of March 31, 2009, Package Options to acquire a total of 28,800 shares of Class A Common Stock were outstanding under the 1997 Plan. The 1997 Plan is administered by the Compensation Committee.

Amended and Restated 1998 Equity Participation Plan

The Wendy’s/Arby’s Group, Inc. 1998 Equity Participation Plan was approved by the Board of Directors on March 10, 1998, was approved by the Company’s stockholders on May 6, 1998 and was amended and restated in May 2005. The 1998 Plan replaced a 1993 Equity Participation Plan pursuant to which awards could no longer be granted after April 24, 1998. The 1998 Plan provided for the granting of stock options, stock appreciation rights (“SARs”), and restricted stock to officers and key employees of, and consultants to, the Company and its subsidiaries and affiliates. The 1998 Plan provided for automatic awards of options to non-employee directors of the Company and permitted non-employee directors to elect to receive shares of Class A Common Stock in lieu of all or a portion of the annual retainer fees and/or Board of Directors or committee meeting attendance fees (“Fees”) that would otherwise be payable to them in cash. A maximum of 5,000,000 aggregate shares of Class A Common Stock (subject to certain adjustments) were authorized to be delivered on the exercise of options or SARs or upon a director’s election to receive Fees in shares of Class A Common Stock pursuant to the 1998 Plan. The term during which awards could be granted under the 1998 Plan expired on April 30, 2003. As a result of the Stock Dividend, all outstanding options under the 1998 Plan at August 21, 2003 were adjusted so as to be exercisable for one share of Class A Common Stock and two shares of Class B Common Stock (i.e., Package Options). In connection with the Wendy’s merger, these Package Options were further adjusted so as to become exercisable for three shares of Class A Common Stock. As of March 31, 2009, Package Options to acquire a total of 541,329 shares of Class A Common Stock were outstanding under the 1998 Plan. The 1998 Plan is administered by the Performance Committee.

Amended and Restated 2002 Equity Participation Plan

The Wendy’s/Arby’s Group, Inc. 2002 Equity Participation Plan was approved by the Board of Directors on April 25, 2002, was approved by the stockholders on June 4, 2002, was amended and restated in May 2005 and an amendment was approved by the stockholders on June 7, 2006. A second amendment was approved by the stockholders on June 5, 2007. A third amendment was approved by the stockholders on September 15, 2008. The 2002 Plan provides for the granting of stock options, SARs, restricted stock and restricted share units to officers, key employees of, and consultants to, Wendy’s/Arby’s Group and its subsidiaries and affiliates. The 2002 Plan also permits non-employee directors to elect to receive all or a portion of their Fees, in shares of Class A Common Stock. Subject to certain anti-dilution adjustments, a maximum of 22,400,000 shares of Class A Common Stock may be granted as restricted shares or restricted share units or to be delivered on the exercise of options or

SARs or upon a director’s election to receive Fees in shares pursuant to the 2002 Plan. In addition, the maximum number of shares of Class A Common Stock that may be granted as restricted shares, options or SARs to any individual in a calendar year is 3,000,000 shares. The 2002 Plan replaced the 1997 Equity Participation Plan, the term during which options may be granted thereunder expired on December 11, 2002, and the 1998 Equity Participation Plan, the term during which options may be granted thereunder expired on April 30, 2003. As a result of the Stock Dividend, all outstanding options under the 2002 Plan at August 21, 2003 were adjusted so as to be exercisable for one share of Class A Common Stock and two shares of Class B Common Stock (i.e., Package Options). In connection with the Wendy’s merger, these Package Options were further adjusted so as to become exercisable for three shares of Class A Common Stock. As of March 31, 2009, (i) Package Options to acquire a total of 60,000 shares of Class A Common Stock, (ii) options to acquire 7,715,844 shares of Class A Common Stock, and (iii) 349,206 restricted shares of Class A Common Stock were outstanding under the 2002 Plan. The 2002 Plan is administered by the Performance Committee. The term during which awards may be granted under the 2002 Plan will expire on June 4, 2012.

Wendy’s Legacy Equity Plans

Four equity compensation plans of Wendy’s were acquired by the Company in connection with the completion of the merger with Wendy’s, which occurred on September 29, 2008. Those plans were the Wendy’s 2007 Stock Incentive Plan (the “Wendy’s 2007 Plan”), the Wendy’s 2003 Stock Incentive Plan (the “Wendy’s 2003 Plan”), the Wendy’s 1990 Stock Option Plan (the “Wendy’s 1990 Plan”) and the Wendy’s WeShare Stock Option Plan (the “Wendy’s WeShare Plan”), each as amended as of the merger date (collectively the “Wendy’s Legacy Equity Plans”). Each of the Wendy’s Legacy Equity Plans, other than the Wendy’s WeShare Plan, had been approved by shareholders of Wendy’s prior to the merger. Stock options and SARs can continue to be awarded under each of the Wendy’s Legacy Equity Plans, other than the Wendy’s WeShare Plan, and restricted shares, restricted share units, performance shares, performance units, dividend equivalent rights and unrestricted shares can continue to be be issued under the Wendy’s 2007 Plan and the Wendy’s 2003 Plan to officers and key employees of Wendy’s and its subsidiaries and affiliates. No further awards can be made under the Wendy’s WeShare Plan.

The following table sets forth the number of options to acquire shares of Class A Common Stock, and restricted shares of Class A Common Stock outstanding under each Wendy’s Legacy Equity Plan as of March 31, 2009, and the date on which awards may be granted under each Wendy’s Legacy Equity Plan expires.

Plan	Number of Options to Acquire Class A Common Stock Outstanding	Number of Restricted Shares of Class A Common Stock Outstanding	Date on which Awards may be Granted Expires
Wendy’s 2007 Plan	15,382,481	43,393	April 25, 2017
Wendy’s 2003 Plan	617,167	None	No end date stated
Wendy’s 1990 Plan	766,282	Not applicable	No end date stated
Wendy’s WeShare Plan	912,025	Not applicable	No end date stated

AUDIT COMMITTEE REPORT*

In accordance with its written charter, the Audit Committee assists the Company’s Board of Directors in oversight of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee consists of four independent members (as independence is defined by the rules of the New York Stock Exchange). The Company’s management is responsible for the financial reporting process and for preparing the Company’s financial statements and the Company’s outside auditors are responsible for performing an independent audit of such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with generally accepted accounting principles.

In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 28, 2008 with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee also discussed with Deloitte & Touche all matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, and, with and without management present, discussed and reviewed the results of Deloitte & Touche’s examination of the Company’s financial statements.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, management is required to prepare a report as to its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 28, 2008 and Deloitte & Touche is to prepare an attestation report with respect to the effectiveness of internal control over financial reporting. The Audit Committee reviewed and discussed with management its report regarding its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 28, 2008, and reviewed and discussed with Deloitte & Touche its report as to the effectiveness of internal control over financial reporting. Management’s report and Deloitte & Touche’s report are each included in the Company’s Annual Report on Form 10-K for the year ended December 28, 2008.

The Audit Committee received from Deloitte & Touche a written statement regarding all relationships between Deloitte & Touche and the Company that might bear on Deloitte & Touche’s independence consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Deloitte & Touche any relationships that may have an impact on their objectivity and independence and satisfied itself as to Deloitte & Touche’s independence. The Audit Committee also considered whether the provision of services by Deloitte & Touche to the Company not related to the audit of the financial statements referred to above or to the reviews of the interim financial statements included in the Company’s Forms 10-Q is compatible with maintaining Deloitte & Touche’s independence.

*

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference into such other filing.

Based on the above-mentioned review and discussions with management and Deloitte & Touche and subject to the limitations on the role of the Audit Committee and the Audit Committee’s responsibility described above and in the Audit Committee’s written charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2008.

The Audit Committee:

Joseph A. Levato (Chairman)
David E. Schwab II
Raymond S. Troubh
Jack G. Wasserman

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

In accordance with the terms of its charter, the Audit Committee has the responsibility for the review and approval or ratification of all related party and conflict of interest transactions involving any director, executive officer, nominee for director, any holder of 5% or more of any class of the Company’s common stock or any non-executive officer (or any member of the immediate family of any of the foregoing persons), if such related party or conflict of interest transaction involves more than $10,000, in each case using appropriate specialists and counsel as necessary. The Company’s legal department is primarily responsible for obtaining information from the applicable related person with respect to a proposed related person transaction and then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. To the extent required by the terms of the Audit Committee charter, the legal department then presents information relating to such transaction for the review and approval of the Audit Committee. In the course of its review and approval or ratification of a proposed related person transaction, the Audit Committee may consider: (i) the nature of the related person’s interest in the transaction; (ii) the material terms of the transaction, including, without limitation, the amount involved and type of transaction; (iii) the importance of the transaction to the related person; (iv) the importance of the transaction to the Company; (v) whether the transaction would impair the judgment of a director, executive officer or non-executive officer, as applicable, to act in the best interests of the Company; (vi) if applicable, whether such transaction would compromise a director’s status as an “independent director” under the Independence Guidelines or the New York Stock Exchange Listing Standards; and (vii) any other matters that the Audit Committee deems appropriate. To the extent that a proposed related person transaction involves any member of the Audit Committee (or an immediate family member), such director would not participate in the deliberations or vote respecting the approval or ratification of the proposed transaction.

Certain Related Person Transactions

In connection with the 2007 restructuring of the Company into a “pure play” restaurant company (the “Corporate Restructuring”), the Company entered into a series of agreements with Messrs. Peltz and May and Trian Partners, which is a management company for various investment funds and accounts that was formed by Messrs. Peltz, May and Garden. These agreements are described in the paragraphs set forth below.

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The Company entered into a two-year transition services agreement (the “Services Agreement”) with Trian Partners beginning June 30, 2007 pursuant to which Trian Partners provides the Company with a range of professional and strategic services. Under the Services Agreement, the Company paid Trian Partners $3,000,000 per quarter for the first year of services and is paying $1,750,000 per quarter for the second year of services. The Company incurred a total of $9,500,000 of such service fees for 2008. In addition, effective as of December 28, 2007, the Company and Trian Partners entered into an amendment to the Services Agreement providing for the payment to Trian Partners in 2008 of additional fees of $2,750,000, for services rendered during 2007.

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In December 2005, the Company invested $75,000,000 in an account (the “Equities Account”) which is managed by Trian Partners and generally co-invests on a parallel basis with a series of equity investment funds managed by Trian Partners or its affiliates. Through June 29, 2007, Trian Partners had agreed not to charge the Company any management fees with respect to the Equities Account. In April 2007, in connection with the Corporate Restructuring, the Company entered into an agreement under which Trian Partners will continue to manage the Equities Account until at least December 31, 2010. Effective January 1, 2008, the Company began to pay management and incentive fees to Trian Partners in an amount customary for unaffiliated third party investors with similarly sized investments. The Company incurred a total of $1,892,359 of such fees for 2008.

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In July 2007 and July 2008, the Company entered into agreements under which Trian Partners is subleasing (the “Subleases”) office space on two of the floors of the Company’s former New York headquarters. Under the terms of the Subleases, Trian Partners is paying the Company approximately $113,000 and $153,000, respectively, per month which includes an amount equal to the rent the Company pays plus a fixed amount reflecting a portion of the increase in the then fair market value of the Company’s leasehold interest as well as amounts for property taxes and the other costs related to the use of the space. Either Trian Partners or the Company may terminate the Subleases upon sixty days notice. The Company recognized $1,633,000 from Trian Partners under the Subleases for 2008.

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In August 2007, the Company entered into time share agreements whereby Messrs. Peltz, May and Garden and Trian Partners may use the Company’s corporate aircraft in exchange for payment of certain incremental flight and related costs of such aircraft. Such reimbursements for 2008 amounted to $3,162,000. As of December 28, 2008, the Company was owed $274,000 and $79,000 by Messrs. Peltz, May and Garden and Trian Partners, respectively, which amounts were received in 2009. Other costs, such as pilot and aviation employee salaries, hangar costs, depreciation, maintenance, the costs of deadhead flights (empty pick-up or return flights) and insurance on the aircraft are not included in such reimbursement obligations.

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Trian Partners assumed the Company’s 25% fractional interest in a helicopter (the “Helicopter Interest”) on October 1, 2008 for $1,860,000, which is the amount the Company would have received under the relevant agreement if the Company had exercised its right to sell the Helicopter Interest on that date. That agreement provides that the selling price shall be equal to the then fair value of the Helicopter Interest, less a remarketing fee charged by the owner of the helicopter. Trian Partners paid the monthly management fee and all other costs related to the Helicopter Interest to the owner on behalf of the Company from July 1, 2007 until October 1, 2008.

All of the foregoing agreements with Messrs. Peltz and May and Trian Partners were negotiated and approved by a special committee of the Board of Directors, which was advised by independent outside counsel and consulted with the Compensation Committee and the Performance Committee of the Board of Directors and its independent outside counsel and independent compensation consultant.

On November 5, 2008, Trian Partners and certain of its affiliates (collectively, “Trian”) commenced a cash tender offer for Wendy’s/Arby’s Class A Common Stock. On December 11, 2008, Trian announced that as a result of the tender offer it had purchased 49,395,394 shares of Wendy’s/Arby’s Class A Common Stock at a purchase price of $4.15 per share, for a total purchase price of $204,990,885. On November 5, 2008, in connection with the tender offer and as consideration for the granting of prior approval by the Board of Directors under Section 203 of the Delaware General Corporation Law (the “DGCL”) such that the consummation of the tender offer and the subsequent acquisition by Trian of beneficial ownership of up to 25% of the outstanding shares of the Class A Common Stock would not be subject to the restrictions set forth in Section 203 of the DGCL, the Company entered into an agreement with Trian, Mr. Peltz, Mr. May and Mr. Garden (the “Standstill Agreement”). The Standstill Agreement, among other things, contractually replicates the anti-takeover restrictions of Section 203 of the DGCL for Trian, except that the relevant beneficial ownership percentage that would trigger the DGCL Section 203 restrictions under the Standstill Agreement is a percentage in excess of 25%, while it is 15% under the DGCL. The Standstill Agreement terminates upon the earliest to occur of (i) Trian beneficially owning less than 15% of the Class A Common Stock, (ii) November 5, 2011, and (iii) at such time as any person not affiliated with Trian makes an offer to purchase an amount of shares of Class A Common Stock which when added to the shares of Class A Common Stock already beneficially owned by such person and its affiliates and associates equals or exceeds 50% or more of the shares of Class A Common Stock or all or substantially all of the Company’s assets or solicits proxies with respect to a majority slate of directors. As a condition to the Board of Directors’ approval of the repeal of the business combination provision in the Company’s Certificate of Incorporation, as described in Proposal 6 below, on April 1, 2009, the Company entered into an amendment to the Standstill Agreement. The amendment to the Standstill Agreement provides that the sections of the Standstill Agreement that contractually replicate the provisions of Section 203 of the DGCL for Trian will not automatically terminate, if not earlier terminated, on November 5, 2011. Instead, those provisions will terminate on the earliest to occur of the events described in clauses (i) and (iii) above.

During 2008, the Company paid $500,000 of expenses on behalf of The Arby’s Foundation, Inc., a not-for-profit charitable foundation in which the Company has non-controlling representation on the board of directors. Members of the board of directors of the Arby’s Foundation, Inc., include Thomas A. Garrett, the President and Chief Executive Officer of ARG, and Sharron L. Barton, the Chief Administrative Officer of the Company. Also in 2008, the Company pledged $1,000,000 to be donated to the Dave Thomas Foundation for Adoption, a not-for-profit charitable foundation that was created by Wendy’s founder, Dave Thomas, in which the Company also has non-controlling representation on the board of directors. The pledge is expected to be funded in equal annual installments over a five-year period. Members of the board of directors of the Dave Thomas Foundation for Adoption include Roland Smith, the President and Chief Executive Officer of the Company, and John D. Barker, the Senior Vice President and Chief Communications Officer of the Company.

On September 29, 2008, J. David Karam, a minority shareholder, director and former president of Cedar Enterprises, Inc. (which directly or through affiliates is a Wendy’s franchisee and operator of 133 Wendy’s restaurants), was appointed President of Wendy’s and became an executive officer of the Company. In connection with Mr. Karam’s employment, Mr. Karam resigned as a director and president of Cedar Enterprises, Inc. but retained his minority ownership. After the Wendy’s merger, the Company recorded $1,772,000 in royalties and $1,318,000 in advertising fees from Cedar Enterprises and its affiliates as a franchisee of Wendy’s. Cedar Enterprises, Inc. and its affiliates also received $225,000 in remodeling incentives in 2008 from Wendy’s pursuant to a program generally available to Wendy’s franchisees. Mr. Karam was also a minority investor in two other Wendy’s franchisee operators, Emerald Food, Inc. and Diamond Foods, L.L.C., which are operators of 44 and 16 Wendy’s restaurants, respectively. Mr. Karam disposed of his interests in those franchise operators effective November 5, 2008.

PROPOSAL 2.
AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF
INCORPORATION TO REFER TO “CLASS A COMMON STOCK”
AS“COMMON STOCK”AND MAKE OTHER CONFORMING CHANGES

(Item 2 on the Company’s Proxy Card)

The Company is proposing to amend and restate its Certificate of Incorporation to refer to its “Class A Common Stock” as “Common Stock” and to remove all remaining references to “Class B Common Stock.” In addition, the Company proposes to amend and restate its Certificate of Incorporation to remove certain definitions that are no longer used in the Certificate of Incorporation and make other immaterial conforming changes.

The Company is proposing to amend and restate its Certificate of Incorporation to refer to its “Class A Common Stock” as “Common Stock” and to remove all references to “Class B Common Stock” in order to remove any confusion regarding the Company’s transition from dual classes of common stock to a single class. The elimination of the dual class structure was effected in connection with the closing of the acquisition of Wendy’s on September 29, 2008, when the Certificate of Incorporation was amended to provide for the conversion of each outstanding share of Class B Common Stock into one share of Class A Common Stock, with the Class A Common Stock becoming the only authorized class of common stock of the Company. This amendment will not change any substantive terms of the Class A Common Stock or any powers or rights of its holders. Wendy’s/Arby’s Common Stock will continue to be listed and trade on the New York Stock Exchange (“NYSE”) under the symbol “WEN.”

In addition, the Company proposes to amend and restate its Certificate of Incorporation to remove the following definitions contained in Part C of Article IV: “Affiliate,” “Associate,” “Business Day,” “Closing Price,” “Common Stock,” “Dividend Period,” “Earnings,” “Effective Date,” “Exchange Group,” “Original Issue Date,” “Predecessor Call Threshold Price,” “Predecessor Common Stock,” “Predecessor Conversion Price,” “Predecessor Convertible Stock,” “Predecessor Corporation,” “Predecessor Put Price,” “Redemption Agent,” “Shares ranking junior to the Cumulative Preferred Stock,” “Shares ranking on a parity with the Cumulative Convertible Preferred Stock,” “Shares ranking prior to the Cumulative Convertible Preferred Stock” and “Trading Day.” Except for “Affiliate,” “Associate” and “Common Stock” none of the foregoing definitions are currently used in the Certificate of Incorporation. “Affiliate” and “Associate” are used in Article VI of the Certificate of Incorporation, but are separately defined in Article VI. The Company proposes to include the new definition of “Common Stock” in the first paragraph of its Amended and Restated Certificate of Incorporation. Removing these definitions from the Amended and Restated Certificate of Incorporation will not have any substantive effect on the Certificate of Incorporation or the Company’s stockholders. There are certain other immaterial conforming changes, such as correcting certain cross-references, changing the capitalization of certain terms, moving certain definitions and updating the name and address of the Company’s registered agent, set forth in the proposed Amended and Restated Certificate of Incorporation.

This Proposal 2 is not conditioned on the approval of any other Proposal.

A committee comprised solely of independent directors recommended the amendments to the Certificate of Incorporation reflected in Proposals 2, 3, 4, 5 and 6 to the Board of Directors, and, following such recommendation, the Board of Directors approved and declared advisable the proposed Amended and Restated Certificate of Incorporation, subject to stockholder approval.

The Amended and Restated Certificate of Incorporation reflecting the amendments to the Certificate of Incorporation described in Proposals 2, 3, 4, 5 and 6 is set forth in Annex A to this proxy statement, with deletions indicated by strikeout and additions indicated by underline. The description of the proposed Amended and Restated Certificate of Incorporation is only a summary of the material terms and is qualified by reference to the actual text as set forth in Annex A.

If this Proposal is approved by the stockholders, the Company will file the proposed Amended and Restated Certificate of Incorporation with the Delaware Secretary of State promptly after the Annual Meeting to effect the proposed amendments.

Vote Required for Approval

The affirmative vote of a majority of the total voting power of the outstanding voting shares of the Company entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required for approval of this Proposal. Because the Class A Common Stock is the only class of voting shares with shares outstanding on the record date, the affirmative vote of a majority of the outstanding shares of Class A Common Stock entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required to approve this Proposal. An abstention on this Proposal is not an affirmative vote and therefore will have the same effect as a vote against this Proposal. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting.

THE BOARD OF DIRECTORS HAS DECLARED THIS AMENDMENT
ADVISABLE AND RECOMMENDS A VOTE FOR THIS PROPOSAL 2

PROPOSAL 3.
AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF
INCORPORATION TO PROVIDE THAT, IN THE ABSENCE OF THE CHAIRMAN
OF THE BOARD, THE ALTERNATE PRESIDING CHAIRMAN AT A MEETING
OF THE COMPANY’S STOCKHOLDERS WOULD BE, IN ORDER,
THE VICE CHAIRMAN, THE CHIEF EXECUTIVE OFFICER OR A
PERSON DESIGNATED BY A MAJORITY OF THE BOARD

(Item 3 on the Company’s Proxy Card)

The Company is proposing to amend and restate its Certificate of Incorporation to provide that at every meeting of the Company’s stockholders, the Chairman of the Board of Directors or, in the absence of the Chairman, the Vice Chairman of the Board of Directors or, in the absence of both the Chairman and the Vice Chairman, the Chief Executive Officer or, in the absence of all such persons, an individual designated by a resolution adopted by the affirmative vote of a majority of the Board of Directors will act as chairman of the meeting. Under the Certificate of Incorporation, except as otherwise required by law, the chairman of the meeting has the sole authority to prescribe the agenda and rules of order for the conduct of the meeting of stockholders and to determine all questions arising at the meeting relating to the order of business and the conduct of the meeting.

The Certificate of Incorporation currently provides that the President is the first in line after the Chairman to preside at a meeting of stockholders in the absence of the Chairman. The Company is proposing this amendment because it would resolve an inconsistency with a similar provision in the Company’s By-Laws which provides that the Vice Chairman and Chief Executive Officer, rather than the President, are next in line to act as chairman of a meeting of stockholders in the absence of the

Chairman. This amendment would also eliminate the current right of the Chairman and President to designate another person to preside at the meeting in their absence, and instead, in the absence of the Chairman, the Vice Chairman and the Chief Executive Officer, a majority of the Board of Directors would choose the chairman to preside at the meeting. If this Proposal is adopted, the Company intends to amend and restate its By-Laws to conform Article II, Section 11 to this Proposal 3 by providing that in the absence of the Chairman, the Vice Chairman and the Chief Executive Officer, a majority of the Board of Directors would determine the chairman to preside at the meeting.

This Proposal 3 is not conditioned on the approval of any other Proposal.

A committee comprised solely of independent directors recommended the amendments to the Certificate of Incorporation reflected in Proposals 2, 3, 4, 5 and 6 to the Board of Directors, and, following such recommendation, the Board of Directors approved and declared advisable the proposed Amended and Restated Certificate of Incorporation, subject to stockholder approval.

The Amended and Restated Certificate of Incorporation reflecting the amendments to the Certificate of Incorporation described in Proposals 2, 3, 4, 5 and 6 is set forth in Annex A to this proxy statement, with deletions indicated by strikeout and additions indicated by underline. The description of the proposed Amended and Restated Certificate of Incorporation is only a summary of the material terms and is qualified by reference to the actual text as set forth in Annex A.

If this Proposal is approved by the stockholders, the Company will file the proposed Amended and Restated Certificate of Incorporation with the Delaware Secretary of State promptly after the Annual Meeting to effect the proposed amendments.

Vote Required for Approval

The affirmative vote of a majority of the total voting power of the outstanding voting shares of the Company entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required for approval of this Proposal. Because the Class A Common Stock is the only class of voting shares with shares outstanding on the record date, the affirmative vote of a majority of the outstanding shares of Class A Common Stock entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required to approve this Proposal. An abstention on this Proposal is not an affirmative vote and therefore will have the same effect as a vote against this Proposal. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting.

THE BOARD OF DIRECTORS HAS DECLARED THIS AMENDMENT
ADVISABLE AND RECOMMENDS A VOTE FOR THIS PROPOSAL 3

PROPOSAL 4.
AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF
INCORPORATION TO CHANGE THE ADVANCE NOTICE PROCEDURES FOR
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

(Item 4 on the Company’s Proxy Card)

The Company’s stockholders are being asked to approve an amendment and restatement of the Certificate of Incorporation that will change the advance notice procedures for stockholders to submit proposals and director nominations for an annual meeting of stockholders.

The Certificate of Incorporation currently contains provisions regarding the manner by which stockholders may nominate directors and present proposals of business at an annual meeting of stockholders. If adopted, the proposed Amended and Restated Certificate of Incorporation will generally, among other things:

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change the window within which stockholders must submit proposals of business and director nominations for the Company’s annual stockholders meeting from 45 to 60 days prior to the meeting to 90 to 120 days prior to the first anniversary of the date of the prior year’s annual stockholders meeting;

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require that, in addition to disclosing their name, record address and beneficial ownership of the Company’s securities, any stockholder nominating directors or proposing business disclose the name, record address and beneficial ownership of any such stockholder’s “associated persons” (which includes any other beneficial owner of the shares of the Company’s stock beneficially owned by such stockholder, and any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or beneficial owner);

•	require that such stockholder also make certain disclosures about it and any of its associated persons’ relationships, including

•	any agreement, arrangement or understanding, direct or indirect, relating to the proposed business or the director nomination,

•	its and any of its associated persons’ derivative positions or hedging transactions with respect to the Company’s securities,

•	any proxy, contract, arrangement, understanding or other relationship pursuant to which such stockholder or any associated person has the right to vote any shares of the Company,

•	any rights to dividends on the Company’s stock owned beneficially by such stockholder or any associated person that are separated or separable from the Company’s underlying stock,

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any proportionate interest in the Company’s stock or derivatives in respect thereof held, directly or indirectly, by a general or limited partnership in which the stockholder or any associated person is a general partner or, directly or indirectly, owns an interest in a general partner, and

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any performance-related fees (other than an asset-based fee) that such stockholder or any associated person is entitled to based on any increase or decrease in the value of the Company’s stock or derivatives in respect thereof; and

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impose additional information requirements for director nominees, including a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder, any of its associated persons or their respective associates, or others acting in concert therewith (including a description of the nominee’s interest in such agreement, arrangement or understanding and the approximate dollar value thereof); and separately state the provisions pertaining to nomination of directors on the one hand, and those pertaining to the proposed conduct of other business, on the other hand.

The Company believes that the proposed Amended and Restated Certificate of Incorporation establishes more detailed procedures for the notification of business which is to be presented at annual meetings of stockholders, which will enable the Board of Directors to better plan for such meetings, inform stockholders if necessary or desirable prior to the meeting of the business to be conducted, and to provide more orderly procedures for conducting the meeting. Furthermore, the requirement that stockholders disclose their derivative positions and other forms of indirect ownership of Wendy’s/Arby’s securities will enable the Board of Directors to better analyze stockholder proposals and potential director nominees, assess the interests of the stockholder proponent and assist the Board of Directors in making a recommendation or statement of its position. In turn, stockholders will be provided with better information in order to determine whether they desire to attend the meeting or grant a proxy to Wendy’s/Arby’s as to the disposition of any such business.

The proposed Amended and Restated Certificate of Incorporation does not give the Board any power to approve or disapprove the business that stockholders desire to be conducted at the meeting, but it does provide for a more orderly procedure for conducting the meeting. However, stockholders should be aware that the proposed Amended and Restated Certificate of Incorporation will preclude the conduct of business at a particular meeting if the advance notice procedures are not followed correctly. As a result, a stockholder nomination or proposal that is not made in compliance with the proposed Amended and Restated Certificate of Incorporation could be delayed to a subsequent meeting. The proposed Amended and Restated Certificate of Incorporation will require stockholders to plan further in advance to initiate discussion at a stockholders’ meeting.

This Proposal 4 is not conditioned on the approval of any other Proposal.

A committee comprised solely of independent directors recommended the amendments to the Certificate of Incorporation reflected in Proposals 2, 3, 4, 5 and 6 to the Board of Directors, and, following such recommendation, the Board of Directors approved and declared advisable the proposed Amended and Restated Certificate of Incorporation, subject to stockholder approval.

The Amended and Restated Certificate of Incorporation reflecting the amendments to the Certificate of Incorporation described in Proposals 2, 3, 4, 5 and 6 is set forth in Annex A to this proxy statement, with deletions indicated by strikeout and additions indicated by underline. The description of the proposed Amended and Restated Certificate of Incorporation is only a summary of the material terms and is qualified by reference to the actual text as set forth in Annex A.

If this Proposal is approved by the stockholders, the Company will file the proposed Amended and Restated Certificate of Incorporation with the Delaware Secretary of State promptly after the Annual Meeting to effect the proposed amendments.

Vote Required for Approval

The affirmative vote of a majority of the total voting power of the outstanding voting shares of the Company entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required for approval of this Proposal. Because the Class A Common Stock is the only class of voting shares with shares outstanding on the record date, the affirmative vote of a majority of the outstanding shares of Class A Common Stock entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required to approve this Proposal. An abstention on this Proposal is not an affirmative vote and therefore will have the same effect as a vote against this Proposal. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting.

THE BOARD OF DIRECTORS HAS DECLARED THIS AMENDMENT
ADVISABLE AND RECOMMENDS A VOTE FOR THIS PROPOSAL 4

PROPOSAL 5.
AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF
INCORPORATION TO PROVIDE THAT DIRECTORS MAY BE REMOVED ONLY BY
THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE VOTING
POWER OF THE COMPANY’S CAPITAL STOCK

(Item 5 on the Company’s Proxy Card)

The Company’s stockholders are being asked to approve an amendment and restatement of the Certificate of Incorporation to provide that a duly elected director of the Company may be removed from such position, with or without cause, only by the affirmative vote of the holders of two-thirds of the voting power of the outstanding capital stock of the Company entitled to vote in the election of directors, voting as a single class.

An identical provision to this Proposal 5 is already contained in the Company’s By-Laws. The Company is proposing this amendment to make the substance of the By-Law provision clearly enforceable under Delaware law.

The Company believes a super-majority stockholder vote to remove directors is appropriate because members of the Board of Directors are elected annually and the Company’s stockholders therefore have the ability to determine the composition of the entire Board of Directors each year. Wendy’s/Arby’s believes that the removal of one or more directors in the middle of a term could be disruptive to the business and governance of the Company. In addition, because the Company’s By-Laws permit stockholders to act by written consent and allow the removal of directors without cause, absent the protection of a super-majority vote, one or more significant stockholders could more easily remove any or all of the members of the Board of Directors without notice or opportunity for the Company to solicit proxies or give its recommendation with respect to the removal.

This Proposal 5 is not conditioned on the approval of any other Proposal.

A committee comprised solely of independent directors recommended the amendments to the Certificate of Incorporation reflected in Proposals 2, 3, 4, 5 and 6 to the Board of Directors, and, following such recommendation, the Board of Directors approved and declared advisable the proposed Amended and Restated Certificate of Incorporation, subject to stockholder approval.

The Amended and Restated Certificate of Incorporation reflecting the amendments to the Certificate of Incorporation described in Proposals 2, 3, 4, 5 and 6 is set forth in Annex A to this proxy statement, with deletions indicated by strikeout and additions indicated by underline. The description of the proposed Amended and Restated Certificate of Incorporation is only a summary of the material terms and is qualified by reference to the actual text as set forth in Annex A.

If this Proposal is approved by the stockholders, the Company will file the proposed Amended and Restated Certificate of Incorporation with the Delaware Secretary of State promptly after the Annual Meeting to effect the proposed amendments.

Vote Required for Approval

The affirmative vote of a majority of the total voting power of the outstanding voting shares of the Company entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required for approval of this Proposal. Because the Class A Common Stock is the only class of voting shares with shares outstanding on the record date, the affirmative vote of a majority of the outstanding shares of Class A Common Stock entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required to approve this Proposal. An abstention on this Proposal is not an affirmative vote and therefore will have the same effect as a vote against this Proposal. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting.

THE BOARD OF DIRECTORS HAS DECLARED THIS AMENDMENT
ADVISABLE AND RECOMMENDS A VOTE FOR THIS PROPOSAL 5

PROPOSAL 6.
AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE
OF INCORPORATION TO REPEAL ARTICLE VI, THE BUSINESS
COMBINATION PROVISION

(Item 6 on the Company’s Proxy Card)

The Company’s stockholders are being asked to approve an amendment and restatement of the Certificate of Incorporation that will repeal Article VI of the Certificate of Incorporation, which imposes super-majority stockholder approval requirements for certain business combination transactions between Wendy’s/Arby’s and an interested stockholder.

The business combination provision contained in Article VI of the Certificate of Incorporation, which is described in more detail below, is intended to provide safeguards to Wendy’s/Arby’s stockholders by requiring a higher stockholder vote than required under Delaware law in the event another person first obtains a substantial interest in Wendy’s/Arby’s and then wishes to accomplish a combination of such person’s business with Wendy’s/Arby’s, or otherwise eliminate the share holdings of the other stockholders.

The Company is proposing the repeal of the business combination provision contained in Article VI of the Certificate of Incorporation because it believes that it has sufficient safeguards in place or readily available to the Company to protect its stockholders against self-dealing transactions between the Company and interested stockholders. The business combination provision contained in Article VI of the Certificate of Incorporation imposes super-majority stockholder approval requirements for business combinations with interested stockholders that, in certain circumstances, unlike other potential takeover defenses, such as a “poison pill” or Section 203 of the Delaware General Corporation Law (the “DGCL”), cannot be exempted by the Board of Directors. Under Article VI, the Board of Directors only has the ability to exempt a business combination with an interested stockholder from the super-majority stockholder approval requirements where the business combination does not otherwise require the approval of the Company’s stockholders under law. If the approval of stockholders is otherwise required by law to complete the business combination, for example, in the case of a merger, then notwithstanding board approval of the business combination, super-majority stockholder approval will be required under Article VI of the Certificate of Incorporation. The Company believes that anti-takeover provisions similar to those contained in Article VI that cannot be exempted by board action are unusual for a modern NYSE listed Delaware corporation and that there has been a general trend among Delaware corporations in favor of repealing anti-takeover and other provisions requiring super-majority stockholder approval.

As a NYSE listed company, the Audit Committee of the Company is required to be comprised solely of independent directors and, under its charter, the Audit Committee has the responsibility for the review and approval or ratification of all related party and conflict of interest transactions involving any director, executive officer, nominee for director, any holder of 5% or more of any class of the Company’s common stock or any non-executive officer (or any member of the immediate family of any of the foregoing persons), if such related party or conflict of interest transaction involves more than $10,000, in each case using appropriate specialists and counsel as necessary.

Further, the Certificate of Incorporation authorizes “blank check” preferred stock, a class of unissued shares of preferred stock whose terms and conditions may be expressly determined by the Board of Directors. This would allow Wendy’s/Arby’s to put a “poison pill” in place as a takeover defense in the event of a hostile bid for the Company, which would require a hostile bidder to negotiate with the Board of Directors to acquire control of Wendy’s/Arby’s.

In addition, the Company is subject to the statutory anti-takeover restrictions of Section 203 of the DGCL. While the business combination provision in Article VI is similar in some respects to the statutory anti-takeover provisions contained in Section 203 of the DGCL, Section 203 of the DGCL is more flexible than Article VI because it allows a Board of Directors to exempt its application with respect to a stockholder by approving the transaction by which a stockholder becomes an interested stockholder. Section 203 of the DGCL, unlike Article VI of the certificate of the incorporation, also has a sunset provision whereby its restrictions on business combinations between a subject corporation and an interested stockholder expire three years following the stockholder becoming an interested stockholder. In addition, under Section 203 of the DGCL, super-majority stockholder approval is not required if upon consummation of the transaction that resulted in a person becoming an interested stockholder the person owns at least 85% of the voting stock of the corporation. The business combination provision in the Certificate of Incorporation contains no comparable exceptions.

As a condition to the Board of Directors’ approval of the repeal of the business combination provision, on April 1, 2009, Wendy’s/Arby’s entered into an amendment to its agreement (the “Agreement”), dated November 5, 2008, with Trian Fund Management, L.P. and certain of its affiliates (together, “Trian”), an investment firm whose principals are Nelson Peltz, Peter W. May and Edward P. Garden. Mr. Peltz, Mr. May and Mr. Garden are members of the Board of Directors. Mr. Peltz is non-executive Chairman of the Board of Directors, and Mr. May is non-executive Vice Chairman of the Board of Directors. As of March 31, 2009, Mr. Peltz, Mr. May, Mr. Garden and Trian beneficially owned, in the aggregate, 101,478,333 shares of Class A Common Stock, which represented approximately 22% of the outstanding shares.

The Agreement was entered into in connection with Trian’s tender offer for the Company’s Class A Common Stock as consideration for the granting of prior approval by the Board of Directors under Section 203 of the DGCL such that the consummation of the tender offer and the subsequent acquisition by Trian of beneficial ownership of up to 25% of the outstanding shares of the Class A Common Stock would not be subject to the restrictions set forth in Section 203 of the DGCL. The Agreement, among other things, contractually replicates the anti-takeover restrictions of Section 203 of the DGCL for Trian, except that the relevant beneficial ownership percentage that would trigger the DGCL Section 203 restrictions under the Agreement is a percentage in excess of 25%, while it is 15% under the DGCL. The Agreement terminates upon the earliest to occur of (i) Trian beneficially owning less than 15% of the Class A Common Stock, (ii) November 5, 2011 and (iii) at such time as any person not affiliated with Trian makes an offer to purchase an amount of shares of Class A Common Stock which when added to the shares of Class A Common Stock already beneficially owned by such person and its affiliates and associates equals or exceeds 50% or more of the shares of Class A Common Stock or all or substantially all of the Company’s assets or solicits proxies with respect to a majority slate of directors.

The amendment to the Agreement provides that the sections of the Agreement which contractually replicate the provisions of Section 203 of the DGCL for Trian will not automatically terminate, if not earlier terminated, on November 5, 2011. Instead, those provisions of the agreement will terminate on the earliest to occur of the events described in clauses (i) and (iii) above.

For the foregoing reasons, Wendy’s/Arby’s believes that Article VI of the Certificate of Incorporation could unduly restrict a business combination between Wendy’s/Arby’s and an interested stockholder that may, in the judgment of its independent directors and a majority of its stockholders, otherwise be in the best interests of the Company and its stockholders.

Interests of Certain Persons in the Proposal

As indicated above, Mr. Peltz, Mr. May and Mr. Garden are principals of Trian, and together with Trian, as of March 31, 2009, beneficially owned, in the aggregate, approximately 22% of the outstanding shares of Class A Common Stock. Therefore, each of Mr. Peltz, Mr. May, Mr. Garden and Trian constitute interested stockholders under Article VI of the Certificate of Incorporation and may be deemed to have an interest in this Proposal 6, which, if approved, would eliminate super-majority stockholder approval requirements for certain business combinations among such persons and the Company.

Summary of Business Combination Provision

Article VI of the Certificate of Incorporation provides that the approval of the holders of shares representing at least 75% of the voting power of the voting shares is required in order to approve certain business combinations if an “interested stockholder” or its affiliates or associates is a party to the transaction or its percentage equity interest in Wendy’s/Arby’s or any of its subsidiaries would be increased by the transaction. The required 75% approval of any business combination must include the affirmative vote of the holders of shares representing at least a majority of the voting power of all of the then outstanding voting shares exclusive of those shares beneficially owned by any interested stockholder.

The voting requirements outlined above will not apply, however, if:

(i)

immediately prior to the time the business combination is consummated, Wendy’s/Arby’s is the “beneficial owner” (defined below) of a majority of each class of the outstanding equity securities of the interested stockholder;

(ii)

the business combination was approved by at least a majority of the Board of Directors (even though not the entire Board of Directors), but only if a majority of the directors acting favorably upon such matter are continuing directors; or

(iii)

the consideration to be received by the holders of each class of Wendy’s/Arby’s outstanding voting shares acquired by the interested stockholder is at least equal to the greater of the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees and with appropriate adjustments for recapitalizations, stock splits, reverse stock splits and stock dividends) paid by the interested stockholder for any shares of such class

(1)	within the two-year period immediately prior to the first public announcement of the proposal of the business combination or

(2)

in the transaction in which it became an interested stockholder, and is in cash or in the same form of consideration as the interested stockholder paid to acquire the largest number of voting shares previously acquired by it.

If either the ownership or form of consideration requirements set forth in clauses (i) and (iii) above are satisfied, the business combination will require the approval of the holders of at least two-thirds of the votes entitled to be cast by the holders of all the then outstanding voting shares, which Wendy’s/Arby’s refers to as the ratification percentage (and the additional majority vote described in the previous paragraph).

If the Board of Directors approves a business combination in accordance with the requirements set forth in clause (ii) above, the Board of Directors may, again in accordance with the voting provisions of such clause (ii), determine to require a vote of stockholders. If a stockholder vote is required for such business combination under applicable law (such as, for example, in the case of certain mergers or a liquidation), the Board of Directors will require the affirmative vote of the then outstanding voting shares equal to the higher of:

(i)	the ratification percentage (such affirmative vote shall not require the additional majority vote), and

(ii)	such other percentage as is required by law.

If a stockholder vote is not required for such business combination under law, the Board of Directors may, in its discretion, either decide not to require a stockholder vote to approve the business combination or require the affirmative vote of the outstanding voting shares equal to (A) the ratification percentage (such affirmative vote shall not require the additional majority vote) or (B) such other percentage as it so determines.

An “interested stockholder” generally is defined under the Certificate of Incorporation as the beneficial owner of 10% or more of the voting power of the outstanding voting shares (other than Wendy’s/Arby’s, its pension, profit sharing, employee stock ownership or other employee benefit plans, or its subsidiaries of which it owns a majority of each class or series of equity securities).

A “business combination” includes:

(i)

any merger or consolidation of Wendy’s/Arby’s or any of its subsidiaries with or into (a) any interested stockholder or an affiliate or associate of an interested stockholder, or an affiliate thereof, or (b) any other corporation, which, after such merger or consolidation, would be an affiliate or associate of an interested stockholder or an affiliate thereof;

(ii)

any sale, lease or other disposition (in one or a series of transactions) of a “substantial part” (as defined in the Certificate of Incorporation) of Wendy’s/Arby’s assets or the assets of any of its subsidiaries to an interested stockholder or an affiliate or associate of any interested stockholder, or an affiliate thereof;

(iii)

any sale, lease or other disposition (in one or a series of transactions) to Wendy’s/Arby’s or any of its subsidiaries of any assets (excluding any voting shares, but including without limitation any securities whether outstanding, authorized but unissued or in treasury, issued by an interested stockholder, or by an affiliate or associate of an interested stockholder or by an affiliate thereof) of (a) any interested stockholder or (b) an affiliate or associate of an interested stockholder, or an affiliate thereof, if the amount paid therefor constitutes a substantial part of the assets of Wendy’s/Arby’s or any subsidiary; or

(iv)

an issuance or transfer (or a related series of issuances or transfers) of Wendy’s/Arby’s securities or the securities of any of its subsidiaries (except upon conversion of convertible securities as a result of a pro rata stock dividend or stock split) to an interested stockholder or an affiliate or associate of an interested stockholder or an affiliate thereof, for consideration having an aggregate value of $5,000,000 or more;

(v)

a liquidation, dissolution, spin-off, split up or split off of Wendy’s/Arby’s (if as of the record date for the determination of stockholders entitled to vote with respect thereto or, if no vote would otherwise be required, the date the transaction is planned to be consummated, any person is an interested stockholder);

(vi)

a reclassification of securities (including, without limitation, any combination of shares or reverse stock split) or recapitalization of Wendy’s/Arby’s or a reorganization, merger or consolidation of Wendy’s/Arby’s with any of its subsidiaries, or any similar transaction, in any case having the effect, directly or indirectly, of increasing the percentage interest of an interested stockholder in any class of equity securities of Wendy’s/Arby’s or such subsidiary; and

(vii)	any agreement, contract or other arrangement providing for any of the transactions described in this definition of business combination.

A “continuing director” is defined as one serving as a director whose election or appointment or recommendation by the Board of Directors for election by its stockholders was approved by at least a majority of the continuing directors then on its Board of Directors.

This Proposal 5 is not conditioned on the approval of any other Proposal.

A committee comprised solely of independent directors recommended the amendments to the Certificate of Incorporation reflected in Proposals 2, 3, 4, 5 and 6 to the Board of Directors, and, following such recommendation, the Board of Directors approved and declared advisable the proposed Amended and Restated Certificate of Incorporation, subject to stockholder approval.

The Amended and Restated Certificate of Incorporation reflecting the amendments to the Certificate of Incorporation described in Proposals 2, 3, 4, 5 and 6 is set forth in Annex A to this proxy statement, with deletions indicated by strikeout and additions indicated by underline. The description of the proposed Amended and Restated Certificate of Incorporation is only a summary of the material terms and is qualified by reference to the actual text as set forth in Annex A.

If this Proposal is approved by the stockholders, the Company will file the proposed Amended and Restated Certificate of Incorporation with the Delaware Secretary of State promptly after the Annual Meeting to effect the proposed amendments.

Vote Required for Approval

The affirmative vote of two-thirds of the total voting power of the outstanding voting shares of the Company entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required for approval of this Proposal. Because the Class A Common Stock is the only class of voting shares with shares outstanding on the record date, the affirmative vote of two-thirds of the outstanding shares of Class A Common Stock entitled to vote at the Annual Meeting or any adjournment or postponement thereof is required to approve this Proposal. An abstention on this Proposal is not an affirmative vote and therefore will have the same effect as a vote against this Proposal. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting.

THE BOARD OF DIRECTORS HAS DECLARED THIS AMENDMENT
ADVISABLE AND RECOMMENDS A VOTE FOR THIS PROPOSAL 6

PROPOSAL 7.
REAPPROVAL OF PERFORMANCE GOAL BONUS AWARDS PORTION OF THE
1999 EXECUTIVE BONUS PLAN

(Item 7 on the Company’s Proxy Card)

Introduction

The 1999 Executive Bonus Plan is designed to provide incentive compensation for designated executive officers and key employees of the Company and its subsidiaries that is directly related to the financial performance of the Company. The 1999 Executive Bonus Plan was approved by the Company’s stockholders on September 23, 1999. The 1999 Executive Bonus Plan was reapproved by the Company’s stockholders at their annual stockholders meeting on June 9, 2004 and amendments to the 1999 Executive Bonus Plan were approved by the Company’s stockholders on June 1, 2005 and June 5, 2007.

The 1999 Executive Bonus Plan, which became effective as of May 3, 1999, following shareholder approval, provides for “Performance Goal Bonus Awards” (under Part II) to be awarded to designated participants. A description of the Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan has been previously disclosed to stockholders in the proxy statement for the September 23,

1999 annual stockholders’ meeting (the “1999 Proxy Statement”), in the proxy statement for the June 1, 2005 annual stockholders’ meeting (the “2005 Proxy Statement”) and the proxy statement for the June 5, 2007 annual stockholders meeting (the “2007 Proxy Statement”).1

Our stockholders are being asked to reapprove the 1999 Executive Bonus Plan to ensure that Performance Goal Bonus Awards made under Part II of the 1999 Executive Bonus Plan using the performance criterion described herein will be deductible by the Company. Section 162(m) of the Code generally does not allow publicly held companies to obtain tax deductions for compensation of more than $1 million paid in any year to their chief executive officer, or any of their other three most highly compensated executive officers, unless such payments are “performance-based” in accordance with conditions specified under Section 162(m) and the related Treasury Regulations. One of those conditions requires the Company to obtain stockholder approval of the material terms of the performance goals set by a committee of outside directors. In addition, if such committee has the authority to change the targets under a performance goal after shareholder approval of the goal, the material terms of the performance goals must be disclosed and reapproved by stockholders no later than five years after such stockholder approval was first received. The Performance Committee has authority with respect to Performance Goal Bonus Awards granted under the 1999 Executive Bonus Plan. Therefore, the Performance Committee is recommending that the stockholders reapprove the material terms of the performance goals applicable to the Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan, as described below. Subject to such reapproval, and if the applicable performance goals are satisfied, this proposal would enable the Company to continue to pay performance-based compensation to executive officers of the Company pursuant to the Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan and to obtain tax deductions for such payments, without regard to the limitations of Section 162(m). If this Proposal 7 is not approved by stockholders, no further bonus awards will be payable pursuant to the Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan. The Compensation Committee and Performance Committee, however, reserve the right to pay discretionary bonuses to named executive officers that are not deductible under Section 162(m).

Performance Goal Bonus Awards are based on the Company (or operating units of the Company) achieving certain specific levels of performance with reference to one or more objective criteria outlined in the 1999 Executive Bonus Plan and as described below. Performance bonus award targets are established annually by the Performance Committee based on specific categories of criteria set forth in the 1999 Executive Bonus Plan. Such criteria include EBITDA adjusted for specified items, margins, net income, earnings per share, the successful completion of acquisitions, dispositions, recapitalizations, financings and refinancings, return on the Company’s investment portfolio and other market and operating performance measures, including, among other things, market share, productivity improvement and stock price. The Performance Committee establishes the performance goals as to each participant for each plan year and, if more than one performance goal is established, the weighting of the performance goals. Performance Goal Bonus Awards may not exceed $5,000,000 to any single participant for any plan year. The Performance Committee may, in its sole and absolute discretion,

[1]

Part I of the 1999 Executive Bonus Plan, which provided for “Formula Bonus Awards,” is no longer available since the only two executives eligible for such awards are no longer employed by the Company. Although this proposal refers to approval of the “Performance Goal Awards” portion of the 1999 Executive Bonus Plan, there are no other operative portions of the plan providing for awards of Formula Bonus Awards.

adjust or modify the calculation of the performance goals in certain circumstances. In addition, the 1999 Executive Bonus Plan provides that the Performance Committee may use its discretion to reduce or eliminate a Performance Goal Bonus Award even if certain performance goals have been achieved

Summary of the Performance Goal Bonus Award Portion of the 1999 Executive Bonus Plan

The following description of the Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan is merely a summary of certain provisions thereof and is qualified in its entirety by the full text of the 1999 Executive Bonus Plan which was filed as Exhibit A to the 1999 Proxy Statement and should be read in conjunction with the text of amendments to the 1999 Executive Bonus Plan, which are attached as Annexes A and B to the 2005 Proxy Statement and the 2007 Proxy Statement, respectively, and the following summary. Stockholders may request a copy of the 1999 Executive Bonus Plan by contacting the Company at 1155 Perimeter Center West, Atlanta, Georgia 30338, Attn: Corporate Secretary.

Administration. The Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan (Part II) is administered by a committee (the “Committee”) that is selected by the Board and is composed of two or more members of the Board, each of whom is required to be an “outside director” (within the meaning of Section 162(m)). The Committee is currently the Performance Committee and will be the Compensation Committee if it meets the preceding requirements.

The Committee has all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan. Without limiting the generality of the foregoing, and in addition to any other authority or responsibility specifically granted to the Committee in the 1999 Executive Bonus Plan, the Committee has the exclusive right to (a) interpret the 1999 Executive Bonus Plan, (b) determine eligibility for participation in the 1999 Executive Bonus Plan, (c) decide all questions concerning eligibility for and the amount of awards payable under the 1999 Executive Bonus Plan, (d) construe any ambiguous provision of the 1999 Executive Bonus Plan, (e) correct any default, (f) supply any omission, (g) reconcile any inconsistency, (h) issue administrative guidelines as an aid to administer the 1999 Executive Bonus Plan, (i) make regulations for carrying out the 1999 Executive Bonus Plan and make changes in such regulations as they from time to time deem proper and (j) decide any and all questions arising in the administration, interpretation and application of the 1999 Executive Bonus Plan.

The Committee has full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the 1999 Executive Bonus Plan including, without limitation, its construction of the terms of the 1999 Executive Bonus Plan and its determination of eligibility for participation and awards under the 1999 Executive Bonus Plan. The decisions of the Committee and its actions with respect to the 1999 Executive Bonus Plan are final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the 1999 Executive Bonus Plan. However, except to the extent otherwise prohibited by law or to the extent such delegation would cause any award to fail to satisfy the requirements of Section 162(m), the Committee may delegate in writing to one or more persons some or all of its authority; provided, however, that awards to participants who are “covered employees” within the meaning of Section 162(m) (“Covered Employees”) must be made by the Committee.

Effective Date. The 1999 Executive Bonus Plan became effective as of May 3, 1999. The Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan was reapproved by the

Company’s stockholders on June 9, 2004 and amendments to the 1999 Executive Bonus Plan were approved by the Company’s stockholders on June 1, 2005 and June 5, 2007.

Eligibility. The 1999 Executive Bonus Plan provides that the Committee designate for each Plan Year(s) which executive officers and key employees of the Company and its subsidiaries, if any, will be eligible for a Performance Goal Bonus Award for such Plan Year(s). The Committee designates such individuals prior to the date on which the Committee establishes the “Performance Goals” (as defined below) for a Plan Year(s) (as discussed below). The Committee may designate at any time Performance Goal Bonus Award(s) for one or more executive officers or key employees in respect of more than one Plan Year, provided that the designation shall be made no later than the “Performance Goals Date” (as defined below) of the first Plan Year in respect of which the Performance Goal Bonus Award(s) is granted. A “Plan Year” is the Company’s accounting fiscal year or such other period as the Committee in its sole discretion may determine.

Performance Goal Bonus Awards. Each Performance Goal Bonus Award is payable only upon achievement over the Plan Year(s) of pre-established objective performance goals established by the Committee for such Plan Year(s) (the “Performance Goals”). The Committee may designate one or more Performance Goals with respect to Performance Goal Bonus Awards available under the 1999 Executive Bonus Plan. The Performance Goals will be based on attainment of specific levels of performance of the Company (or operational units of the Company) with reference to one or more of the following criteria:

(1)	earnings per share;

(2)	market share;

(3)	margins (limited to gross margin, Adjusted EBITDA (as defined below) margin, and Adjusted EBITDA (as defined below but excluding clause (1) of such definition) margin);

(4)	productivity improvement;

(5)	costs or expenses;

(6)	successful completion of acquisitions, dispositions, recapitalizations, financings or refinancings;

(7)	total return on investment portfolio;

(8)	pre-tax net realized capital gains;

(9)	stock price;

(10)	net investment income;

(11)

consolidated net income, plus (without duplication and only to the extent such amount was deducted in calculating such consolidated net income) interest expense, income taxes, depreciation expense and amortization expense; and

(12)

aggregate consolidated net income for the applicable fiscal year determined in accordance with United States generally accepted accounting principles as in effect from time to time (“GAAP”), applied on a basis consistent with past practice, modified as follows (as so modified “Modified EBITDA”):

plus (without duplication and only to the extent such amount was deducted in calculating such consolidated net income) the following items on a consolidated basis: (a) interest expense; (b) income taxes; (c) depreciation expense; and (d) amortization expense;

minus (without duplication and only to the extent such amount was included in calculating such consolidated net income) the following items on a consolidated basis: (e) interest income; and (f) other income not included in operating profit under GAAP;

and further adjusted to exclude the impact of: (i) Annual Operating Plan net expense variances attributable to the financing of new units (opened during the applicable fiscal year) through capital leases instead of operating leases as contemplated by the Annual Operating Plan, provided that (A) no adjustment under this clause (i) shall be made in respect of such new units in excess of the total number of new units contemplated by the Annual Operating Plan, (B) no adjustment under this clause (i) shall be made in respect of (1) new units financed through capital leases, other than such new units in excess of the total number of new units contemplated by the Annual Operating Plan to be financed through capital leases or (2) new units financed through operating leases, other than such new units in excess of the total number of new units contemplated by the Annual Operating Plan to be financed through operating leases; (ii) acquisitions and dispositions, by (A) disregarding for any portion of the fiscal year in which any assets are acquired (and any later fiscal years) any portion of actual Modified EBITDA attributable to any such acquired assets and (B) reducing the applicable Performance Goal and Cumulative Performance Goal for the fiscal year in which any assets are disposed (and any later fiscal years) by the projected amount of Modified EBITDA attributable to any such disposed assets for the portion of the fiscal year of disposition (and any later fiscal years) that was reflected in such Performance Goal and Cumulative Performance Goal; (iii) all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board, and any amendment, restatement, modification, supplement or successor thereto; and (iv) all items of expense related to equity based compensation determined in accordance with the standards established by Statement of Financial Accounting Standards No. 123(R), and any amendment, modification or successor thereto.

“Adjusted EBITDA” for any Plan Year (or other referenced period) means the Company’s (or with respect to an acquired company, the acquired company’s operating income for such Plan Year or other referenced period), as reflected on the Company’s consolidated audited financial statements, adjusted to exclude the impact of:

(1)	depreciation and amortization expenses;

(2)	any amounts accrued pursuant to management bonus plans including, but not limited to, the 1999 Executive Bonus Plan, and related employer payroll taxes for the applicable period;

(3)	any discretionary or matching contributions to the Company’s 401(k) Plan and other deferred compensation plans for the applicable period;

(4)

all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board (“APB Opinion No. 30”);

(5)	all items of gain, loss or expense related to restructuring charges of subsidiaries whose operations are not included in operating income for the applicable period;

(6)	all items of gain, loss or expense related to discontinued operations that do not qualify as a segment of a business as defined under APB Opinion No. 30;

(7)	any profit or loss attributable to the business operations of any entity acquired by the Company or any consolidated subsidiary during the applicable period;

(8)	the reduction in carrying value of long-lived assets, in accordance with Financial Accounting Standards Board (“FASB”) Pronouncement No. 121; and

(9)	all items of expense related to equity-based compensation determined in accordance with the standards established by Opinion No. 25 of the Accounting Principles Board or FASB Pronouncement No. 123.

In addition, operating income will not be adjusted for a minority interest holder’s share of a consolidated subsidiary’s operating income or loss.

The Committee establishes the Performance Goals as to each participant and, if more than one Performance Goal is established, the weighting of the Performance Goals, no later than 90 days after the commencement of the Plan Year or such earlier date as may be required in order for the Performance Goal Bonus Awards in respect of such Plan Year to qualify as “performance based compensation” for purposes of Section 162(m) of the Code (the “Performance Goals Date”). On or before the Performance Goals Date as to each Plan Year, the Committee establishes a written schedule of the amount of a Performance Goal Bonus Award that will be payable to a participant under the 1999 Executive Bonus Plan if the Performance Goals are satisfied.

As soon as practicable following the end of the applicable Plan Year, the Committee reduces to writing whether and the extent to which the Performance Goals established for the Plan Year have been attained and calculates the Performance Goal Bonus Awards, if any, payable to each participant under the schedule established above. Performance Goal Bonus Awards are paid in a lump sum cash payment, as soon as practicable after the amount thereof has been determined and certified by the Committee and following the delivery of the audited consolidated financial statements of the Company with respect to such Plan Year. Under amendments to the plan to comply with Section 409A of the Code, payments must be made in any event between January 1 and December 31 of the Plan Year following the Plan Year to which the Performance Goal Bonus Award relates.

The Committee may at any time prior to the Performance Goals Date for a Plan Year, or, subject to the following paragraph at any time thereafter in its sole and absolute discretion, adjust or modify the calculation of a Performance Goal for such Plan Year in order to prevent the dilution or enlargement of the rights of participants (a) in the event or in anticipation of any unusual or extraordinary corporate item, transaction, event or development, (b) in recognition or in anticipation of any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to or in anticipation of changes in applicable laws, regulations, accounting principles or business conditions and (c) in view of the Committee’s assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

The Committee may exercise such discretion set forth in the preceding paragraph after the Performance Goals Date only if it reasonably determines that such exercise would not cause the payment of a Performance Goal Bonus Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code. In determining entitlement to payment in respect of a Performance Goal Bonus Award, the Committee may through use of “negative discretion” reduce or eliminate such award, provided such discretion is permitted under Section 162(m) of the Code.

Notwithstanding any provision in the 1999 Executive Bonus Plan to the contrary, in no event will a Performance Goal Bonus Award be paid for a Plan Year in which performance fails to attain or exceed the minimum level for any of the Performance Goals, and in no event will any Performance Goal Bonus Award in respect of any Plan Year exceed $5.0 million to any single participant.

Amendment to the Plan. The Committee may amend, suspend, or terminate the 1999 Executive Bonus Plan or any portion thereof at any time; provided that no such amendment or alteration shall be made that would impair the rights of any participant without the participant’s consent. No amendment will be made that shall cause the compensation payable under the 1999 Executive Bonus Plan in respect of any Performance Goal Bonus Award previously granted or pending to fail to satisfy the requirements of the performance-based compensation exception of Section 162(m) of the Code. No amendment will be made without stockholder approval to the extent stockholder approval is necessary to cause any Performance Goal Bonus Award previously granted or pending to satisfy the performance-based compensation exception of Section 162(m) of the Code.

New Plan Benefits

Each of the named executive officers has been designated as participants in the 1999 Executive Bonus Plan and are eligible to receive Performance Goal Bonus Awards in respect of the 2009 fiscal year. Because Performance Goal Bonus Awards payable under the 1999 Executive Bonus Plan are based on satisfaction of certain performance goals in each Plan Year, it cannot be determined at this time what amounts under the Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan, if any, will be received by any participants with respect to the 2009 fiscal year. No Performance Goal Bonus Awards were paid to any eligible recipients in 2008, due to the failure of the Company to achieve the designated performance goals.

Required Vote

The Treasury Regulations require the affirmative vote of a majority of the votes cast on the issue at the Annual Meeting to reapprove the Performance Goal Bonus Awards portion of the 1999 Executive Bonus Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
REAPPROVAL OF THE PERFORMANCE GOAL BONUS AWARDS
PORTION OF THE 1999 EXECUTIVE BONUS PLAN.

PROPOSAL 8.
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 8 on the Company’s Proxy Card)

The Audit Committee has voted to appoint Deloitte & Touche LLP as the independent registered public accounting firm to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending January 3, 2010. The Company’s stockholders are asked to ratify that appointment at the Annual Meeting. In keeping with good corporate governance, the Audit Committee will periodically assess the suitability of its incumbent independent registered public accounting firm taking into account all relevant facts and circumstances, including the possible consideration of the qualifications of other accounting firms.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions. If the appointment of Deloitte & Touche LLP is not ratified at the meeting, the Audit Committee will consider the selection of another accounting firm.

The following is a description of the fees billed to the Company by Deloitte & Touche LLP during the fiscal years ended December 28, 2008 and December 30, 2007:

Audit Fees: Audit fees paid by the Company to Deloitte & Touche LLP in connection with Deloitte & Touche LLP’s review and audit of the Company’s annual financial statements, Deloitte & Touche LLP’s review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and for services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements totaled approximately $3,500,000 for fiscal 2008 and $3,452,170 for fiscal 2007.

Audit-Related Fees: The aggregate fees billed by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the “Audit Fees” above were $1,028,100 for fiscal 2008 and $2,877,659 for fiscal 2007 (principally for work done by Deloitte & Touche LLP in connection with the sale of Deerfield and with respect to the merger transaction with Wendy’s in both fiscal years).

Tax Fees: The aggregate fees billed by Deloitte & Touche LLP for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning were $167,265 for fiscal 2008 and $374,043 for fiscal 2007 (principally for income tax services and research, advice and consultation regarding tax-related matters in both fiscal years).

All Other Fees: Fees billed to the Company by Deloitte & Touche LLP for all other products and services provided to the Company and not reported under the three prior headings were $0 for both fiscal 2008 and fiscal 2007.

As noted in the Audit Committee Report (see page 51) the Audit Committee has considered whether the provision of services by Deloitte & Touche LLP that were not related to the audit of the Company’s consolidated financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q is compatible with maintaining Deloitte & Touche LLP’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a pre-approval policy that provides that the Company’s independent registered public accounting firm may provide only those services that are pre-approved by the Audit Committee. The Audit Committee must also pre-approve any services provided to the Company or any subsidiary by any separate firm that audits the financial statements of any subsidiary if the Company’s independent registered public accounting firm expressly relies on the audit report of such separate firm in its own report on the Company’s financial statements. In general, predictable and recurring covered services may be approved by the Audit Committee (and not any delegate of the committee) on an annual basis. Pre-approval in such circumstances will generally be by reference to classes of covered service, provided that the pre-approval is sufficiently detailed to identify the scope of service to be provided. The policy includes a list of covered services that may be pre-approved, by class, on annual basis. Any engagement of the independent registered public accounting firm to perform a pre-approved non-audit service is to be reported by management to the Audit Committee at its next scheduled meeting following the engagement of the independent registered public accounting firm for such service.

Services proposed to be provided by the independent registered public accounting firm that have not been pre-approved, by class, and the fees for such proposed services must be pre-approved on an individual basis by the Audit Committee or its delegate. Commencing in 2006, the total payments that may be made with respect to covered services that constitute “Tax Fees” and “All Other Fees” (as shown above) that have been pre-approved by class may not exceed $200,000 per year. Once such amount has been expended in any year, any additional services (including any additional payments for services in a pre- approved class of “Tax” or “Other” services) that constitute “Tax” or “Other” services must be pre-approved on an individual basis unless otherwise authorized by the Audit Committee (or its delegate(s)).

The Audit Committee may delegate to one or more of its members the authority to grant specific pre-approvals under its policy with respect to audit, review, attest and permitted non-audit services (subject to the limitation on “Tax” and “Other” services noted above), provided that the aggregate estimated fees for the current and all future periods in which the service is to be rendered will not exceed $100,000 for any applicable fiscal year and that the aggregate estimated fees of all covered services approved by the delegate(s) during any fiscal year may not exceed $1,000,000 for any applicable fiscal year. Any pre- approval granted by a delegate(s) is to be reported to the full Audit Committee no later than its next scheduled meeting.

None of the non-audit services provided by Deloitte & Touche LLP in 2008 were approved under the Securities and Exchange Commission’s de minimis exception to audit committee approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF
DELOITTE & TOUCHE LLP IN THIS PROPOSAL 8

OTHER MATTERS

Other Matters to Come Before the Annual Meeting

No other matters are currently intended to be brought before the Annual Meeting by the Company, and the Company does not know of any matters to be brought before the Annual Meeting by others. If, however, any other matters properly come before the meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of management on any such matters.

Expenses of Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of Internet posting at www.wendysarbys.com and the mails, some of the officers, directors and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. Solicitation will also be made by employees of Innisfree M&A Incorporated, which firm will be paid a fee of $15,000, plus expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

Contacting Directors

If you would like to contact the Board of Directors, the non-management directors as a group or any individual director, you may send an e-mail to corporate-secretary@wendysarbys.com or you may write to Wendy’s/Arby’s Group, Inc., 1155 Perimeter Center West, Atlanta, Georgia 30338, Attention: Corporate Secretary. Such communications should specify the intended recipient or recipients and will be forwarded by the Corporate Secretary to such recipient or recipients. Any communications that relate to the Company’s accounting, internal accounting controls or auditing matters will also be referred to the Chairman of the Audit Committee.

Stockholder Proposals for the 2010 Annual Meeting

The Company’s Certificate of Incorporation provides that except as otherwise provided by law, only business properly brought before an annual or special meeting of stockholders shall be conducted at such meeting. To be properly brought before the meeting, such business must be specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements. Such notice must be delivered personally to, or mailed to and received at, the principal executive office of the Company addressed to the Corporate Secretary of the Company.

If the foregoing Proposal 4. AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE ADVANCE NOTICE PROCEDURES FOR STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS is approved by the stockholders at the Annual Meeting, then such notice must be delivered within the time periods and contain the information described in Proposal 4 and set forth in Sections 6-8 of Article V of the proposed Amended and Restated Certificate of Incorporation attached hereto as Annex A.

If Proposal 4 is not approved, then such notice must be delivered not less than 45 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 55 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual or special meeting was mailed or such public disclosure was made, whichever first occurs. Such notice must set forth:

(i)	a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting;

(ii)	the name and address of the person proposing to bring such business before the meeting;

(iii)

the class and number of shares held of record, held beneficially and represented by proxy by such person as of the record date for the meeting (if such date has then been made publicly available) and as of the date of such notice;

(iv)

if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14 of the Exchange Act, or any successor thereto, and the written consent of each such nominee to serve if elected;

(v)	any material interest of the stockholder in such item of business; and

(vi)

all other information that would be required to be filed with the Securities and Exchange Commission if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act, or any successor thereto.

The Company may require a proposed nominee for director to furnish such other information as may be required to be set forth in a stockholder’s notice of nomination which pertains to the nominee or which may be reasonably required to determine the eligibility of such proposed nominee to serve as a director of the Company. At the request of the Board of Directors, any individual nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to a nominee. If the foregoing Proposal 4 is approved by the stockholders at the Annual Meeting, then additional information requirements as described in Proposal 4 and set forth in Sections 6-8 of Article V of the proposed Amended and Restated Certificate of Incorporation attached hereto as Annex A will apply.

The Nominating and Corporate Governance Committee has adopted certain rules with respect to nominations for Board membership. See “Proposal 1. ELECTION OF DIRECTORS—Corporate Governance—Board Meetings and Certain Committees of the Board—Nominating and Corporate Governance Committee” above.

The Chairman of the meeting may, if the facts warrant, determine that a nomination or stockholder proposal was not made in accordance with the applicable procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded. Any questions relating to stockholder proposals should be submitted in writing to the Corporate Secretary of the Company, at 1155 Perimeter Center West, Atlanta, Georgia 30338.

In addition, any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received by the Company not later than December 15, 2009 to be considered for inclusion in the Company’s proxy statement for the 2010 Annual Meeting of Stockholders. The proposal must be delivered personally to, or mailed to and received at, the principal executive office of the Company addressed to the Corporate Secretary of the Company, at 1155 Perimeter Center West, Atlanta, Georgia 30338.

Householding of Annual Meeting Materials

Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports. This means that beneficial owners of the Company’s common stock who share the same address or household may not receive separate copies of this Proxy Statement and the Company’s 2008 Annual Report. The Company will promptly deliver an additional copy of either document to you if you write or call: Wendy’s/Arby’s Group, Inc., 1155 Perimeter Center West, Atlanta, GA 30338, Attention: Corporate Secretary; Telephone: (678) 514-4100.

Stockholders may also call or write to the Company at the above address or contact the Company’s transfer agent, American Stock Transfer & Trust Company at 59 Maiden Lane, New York, NY 10038, (800) 937-5449 or (718) 921-8124 if they wish to receive a separate annual report or proxy statement either now or in the future.

If you and other stockholders of record with whom you share an address currently receive multiple copies of the Company’s annual report and proxy statement, or if you hold stock in more than one account and, in either case, you wish to receive only one copy of each of these documents for your household, you may contact the Company’s transfer agent at the above address or through the transfer agent’s website at www.amstock.com.

Annual Report on Form 10-K

The Company will provide copies of the 2008 Form 10-K, without charge, upon a written or oral request, by first class mail or other equally prompt means within one business day of such request. Such copies may be obtained by contacting the Company at 1155 Perimeter Center West, Atlanta, Georgia 30338, Attn: Corporate Secretary; Telephone: (678) 514-4100. Copies of the Form 10-K may also be obtained from the Company’s website at www.wendysarbys.com.

By Order of the Board of Directors
NILS H. OKESON Secretary

Atlanta, Georgia
April 14, 2009

APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WENDY’S/ARBY’S GROUP, INC.

~~The undersigned incorporator, in order to form~~Wendy’s/Arby’s Group, Inc., a corporation organized under the ~~General Corporation Law~~laws of the State of Delaware~~,~~ hereby certifies as follows:

1. The name of the corporation is Wendy’s/Arby’s Group, Inc. Wendy’s/Arby’s Group, Inc. was originally incorporated under the name of Triarc Merger Corporation, and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on May 6, 1994.

2. Pursuant to Sections 242 and 245 of the Delaware General Corporation Law, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation. The Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of Wendy’s/Arby’s Group, Inc. and approved by the stockholders at the regularly scheduled annual meeting of the stockholders of Wendy’s/Arby’s Group, Inc.

3. The text of the Amended and Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

ARTICLE I
NAME

The name of the corporation shall be Wendy’s/Arby’s Group, Inc. (the ‘Corporation’).

ARTICLE II
ADDRESS; REGISTERED AGENT

The address of the Corporation’s registered office is ~~1209 Orange Street~~2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware; and its registered agent at such address is ~~The~~ Corporation ~~Trust~~Service Company.

ARTICLE III
PURPOSES

The purpose of the Corporation is, either directly or through its subsidiaries, to engage in the restaurant business, including the ownership, operation and franchising of restaurants, and any reasonable extension or expansion thereof and any business, act or activity that is reasonably related, complementary, incidental or ancillary to the restaurant business, including the ownership, operation and franchising of restaurants, or any reasonable extension or expansion thereof (the ‘Restaurant Business’); provided, that the foregoing shall not prohibit the Corporation, either directly or through its subsidiaries, from (i) acquiring, directly or indirectly, any person or entity that is engaged in activities other than the Restaurant Business so long as the Restaurant Business of such acquired person or entity, in each case together with its subsidiaries, generated a majority of the consolidated revenue, consolidated earnings before interest, taxes, depreciation and amortization or consolidated operating income of such person or entity, together with its subsidiaries, during the twelve month period preceding such acquisition, (ii) continuing to own or operate such acquired person or entity or its assets and business operations following the acquisition of such person or entity, provided that the Corporation shall use good faith efforts to divest itself of the portion of the acquired person not engaged in the Restaurant Business within twenty four months of the closing of the acquisition, or (iii) continuing to own, manage and administer any assets that are not Restaurant Business assets that are owned by, or otherwise reflected on the books and records of the Corporation or its subsidiaries as of the effective date of this amendment of the Certificate of Incorporation.

ARTICLE IV
CAPITALIZATION

The total number of shares of  all classes of stock (the ‘Capital Stock’) which the Corporation shall have the authority to issue is one billion six hundred million (1,600,000,000) of which

(a) one billion five hundred million (1,500,000,000) shall be shares of ~~Class A~~ Common Stock, par value ten cents ($.10) per share (the ‘~~Class A~~ Common Stock’);

and

 (b) one hundred million (100,000,000) shall be shares of Preferred Stock, par value ten cents ($.10) per share (the ‘Preferred Stock’).

~~Upon the effectiveness of this amendment to the Certificate of Incorporation, each issued and outstanding share of Class B Common Stock, Series 1, par value ten cents ($.10) per share, shall be reclassified, changed and converted into one share of Class A Common Stock, par value ten cents ($.10) per share, of the Corporation and each certificate representing shares of Class B Common Stock, Series 1 outstanding immediately prior to such time shall thereafter represent shares of Class A Common Stock.~~

Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

A statement of the powers, preferences, and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock is as set forth below:

~~A. Powers and Rights of Class A Common Stock Class B Common Stock.~~

~~SECTION 1.~~ Voting Power of ~~Class A~~ Common Stock. The holders of ~~Class A~~ Common Stock shall possess voting powers for the election of directors of the Corporation and for all other corporate purposes, each share of ~~Class A~~ Common Stock being entitled to one vote on each matter properly submitted to the stockholders of the Corporation for their vote~~; PROVIDED, HOWEVER, that, except as otherwise required by law or as provided in Section 2 below, the holders of Class A Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Class B Common Stock) that relates solely to the terms of one or more outstanding series of Class B Common Stock, if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Class B Common Stock).~~

A. ~~Class B Common Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of the Class B Common Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such~~

~~certificate being hereinafter referred to as a “Class B Common Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix, to the fullest extent permitted by law, the designation, powers (if any), preferences (if any), and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Class A Common Stock, without a separate class vote of the holders of the Class B Common Stock, or of any series thereof~~.

B. Preferred Stock.

SECTION 1. Issuance in Series. The shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with distinctive serial designations, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such shares of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors. Each series of shares of Preferred Stock (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares of the Corporation at such price or prices or at such rates of exchange and with such adjustments; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any Subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any Subsidiary of, any outstanding shares of the Corporation and may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof; all as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. The Corporation shall take all such actions as are necessary to cause shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or that if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes to have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock. No Preferred Stock of any series may be issued to any Affiliate of the Corporation unless Preferred Stock of that series is offered ratably to all holders of ~~Class A~~ Common Stock of the Corporation; provided that, the foregoing shall not apply if (i) the delay in complying with the obligation to offer the Preferred Stock ratably to the holders of the ~~Class A~~ Common Stock would seriously jeopardize the financial viability of the Corporation and (ii) reliance by the Corporation on the exception in this proviso is expressly approved by the Audit Committee of the Board of Directors of the Corporation.

SECTION 2. No Vote Unless Expressly Provided or Required by Law; Dividends. Subject to the provisions of any applicable law or of the ~~By-~~by-laws of the Corporation (the ‘By-laws’), as from time to time amended, with respect to the closing of the stock transfer books or the fixing of a record date for the determination of stockholders entitled to vote and except as otherwise provided by law, in this Certificate of Incorporation or by the Certificate of Designation relating to the issue of any series of shares of Preferred Stock, the holders of outstanding shares of Preferred Stock shall not possess voting power for the election of directors or for any other purposes. Except as otherwise provided in the Certificate of Incorporation or by the Certificate of Designation relating to the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

C. Definitions. As used herein the following terms shall have the following meanings:

~~(a) ‘Affiliate’ of a specified Person shall mean any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified.~~

~~(b) ‘Associate’ when used to indicate a relationship with any Person shall mean (i) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten (10) percent or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, (iii) any spouse, parents, children, siblings, mothers-and fathers-in-law, sons-and daughters-in-law, and brothers-and sisters-in-law or (iv) any officer or director of any corporation controlling or controlled by such Person.~~

~~(c) ‘Business Day’ shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking organizations in New York, New York are authorized or obligated by law or executive order to close.~~

~~(d) ‘Closing Price’ shall mean the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, Inc. or, if the Class A Common Stock or Class B Common Stock, as the case may be, is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Class A Common Stock or Class B Common Stock, as the case may be, is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System, or, if the Class A Common Stock or Class B Common Stock, as the case may be, is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board for that purpose, or, if the Corporation’s Class A Common Stock is not priced in such a market, the value determined, in good faith by the Board of Directors or, if the Corporation’s Class B Common Stock is not priced in such a market, the value of the Class A Common Stock determined in accordance herewith.~~

~~(e) ‘Common Stock’ shall mean stock of the Corporation of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage, including, without limitation, the Class A Common Stock and the Class B Common Stock.~~

~~(f) ‘Dividend Period’ shall mean the six-month period ending on March 30 or September 30, as the case may be, of each year, commencing with the period ending September 30, 1994.~~

~~(g) ‘Earnings’ shall mean the consolidated net income of the Corporation (including the Predecessor Corporation) and the Subsidiaries as reflected on the statement of operations and retained earnings prepared in accordance with generally accepted accounting principles and reported in the Corporation’s (including the Predecessor Corporation’s) financial statements as filed with the Securities and Exchange Commission.~~

~~(h) ‘Effective Date’ means the date on which the merger of the Predecessor Corporation with and into the Corporation shall have been consummated and become effective pursuant to the provisions of the Agreement and Plan of Merger by and between the Predecessor Corporation and the Corporation.~~

~~(i) ‘Exchange Group’ shall mean Security Management Corp., a Maryland corporation (‘SMC’), Victor Posner Trust No. 20, a trust organized under the laws of the State of Florida (the ‘Trust’), beneficiaries of the Trust, Victor Posner (‘Posner’) and any person (including any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity) controlling, controlled by, or under common control with SMC, Posner, the Trust or beneficiaries of the Trust and the spouse, lineal descendants and other relatives or family members of Posner.~~

~~(j) ‘Original Issue Date’ means April 23, 1993.~~

(a) ‘Person’ shall mean any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity.

~~(l) ‘Predecessor Call Threshold Price’ means the Call Threshold Price for the Predecessor Convertible Preferred Stock in effect immediately prior to the Effective Date.~~

~~(m) ‘Predecessor Common Stock’ means the shares of Class A Common Stock, par value $.10 per share, and Class B Common Stock, par value $.10 per share, of the Predecessor Corporation.~~

~~(n) ‘Predecessor Conversion Price’ means the price per share at which shares of Predecessor Convertible Preferred Stock were convertible into shares of Predecessor Common Stock immediately prior to the Effective Date.~~

~~(o) ‘Predecessor Convertible Preferred Stock’ means the shares of Cumulative Convertible Preferred Stock, par value $.10 per share, of the Predecessor Corporation.~~

~~(p) ‘Predecessor Corporation’ means Triarc Companies, Inc., an Ohio corporation.~~

~~(q) ‘Predecessor Put Price’ means the ‘put price’ (as defined in the Articles of Incorporation of the Predecessor Corporation) for the Predecessor Convertible Preferred Stock in effect immediately prior to the Effective Date.~~

~~(r) ‘Redemption Agent’ shall mean any individual, corporation (including the Corporation), partnership, joint venture, trust or unincorporated organization that is identified in any notice of redemption provided for herein and that is authorized by the Corporation to pay the redemption price of, and accrued and unpaid dividends determined under Section 2 of Part C on the Cumulative Convertible Preferred Stock on presentation and surrender to such agent.~~

~~(s) ‘Shares ranking junior to the Cumulative Preferred Stock’ shall mean and include each and every series of Preferred Stock and all other shares of the Corporation other than those defined~~

~~under this Section as shares ‘ranking prior to’ or ‘on a parity with’ the Cumulative Convertible Preferred Stock.~~

~~(t) ‘Shares ranking on a parity with the Cumulative Convertible Preferred Stock’ shall mean and include shares of each and every series of Preferred Stock (up to the Aggregate Dollar Amount) and all other shares (including shares of Preferred Stock in excess of the Aggregate Dollar Amount), if authorized and issued as provided in Section 4(b) of Part C, of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation rank equally (except as to the amounts fixed therefor) with the rights of the holders of Cumulative Convertible Preferred Stock.~~

~~(u) ‘Shares ranking prior to the Cumulative Convertible Preferred stock’ shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over the rights of the holders of Cumulative Convertible Preferred Stock.~~

(b) ~~(v)~~ ‘Subsidiary’ shall mean any corporation whose shares of capital stock having ordinary voting power to elect a majority of the directors of such corporation are owned, directly or indirectly, by the Corporation.

~~(w) ‘Trading Day’ shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is a day on which the New York Stock Exchange or the American Stock Exchange, as the case may be, is open for trading in securities or a day on which securities are quoted on the National Association of Securities Dealers Automated Quotation National Market System.~~

ARTICLE V
BOARD OF DIRECTORS; STOCKHOLDERS MEETINGS

SECTION 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

SECTION 2. The Board of Directors shall consist of not less than seven (7) nor more than fifteen (15) persons, the exact number to be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of directors then in office; provided, however, that such maximum number may be increased from time to time to reflect the rights of holders of Preferred Stock to elect directors in accordance with the terms of the Certificate of Incorporation or of the Certificate of Designation pursuant to which any class or series of Preferred Stock is issued or to the extent provided in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any class or series of Preferred Stock pursuant to Article IV of this Certificate of Incorporation.  Notwithstanding anything to the contrary contained in this Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all of the members of the Board of Directors or the committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Members of the Board of Directors or any committee thereof designated by the Board of Directors, may participate in a meeting of the Board of Directors, or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such a manner shall constitute presence in person at such meeting.

SECTION 3. Subject to the rights of the holders of any class or series of Preferred Stock, any vacancy in the Board of Directors caused by death, resignation, removal, retirement, disqualification or any other cause (including an increase in the number of directors) may be filled solely by resolution adopted by the affirmative vote of a majority of the directors then in office, whether or not such majority constitutes less than a quorum, or by a sole remaining director. Any new director elected to fill a vacancy on the Board of Directors will serve for the remainder of the full term of that director for which the vacancy occurred. No decrease in the size of the Board of Directors shall have the effect of shortening the term of any incumbent director.

SECTION 4. Except as otherwise provided by law or by this Certificate of Incorporation, a majority of the directors in office at the time of a duly assembled meeting shall be necessary to constitute a quorum for the transaction of business, and the act of a majority of the directors present at such meeting shall be the act of the Board of Directors.

SECTION 5. ~~Except as otherwise provided by law, at any annual or special meeting of stockholders only such business shall be conducted as shall have been properly brought before the meeting. Except as otherwise provided in this Article V, in order to be properly brought before the meeting, such business must have either been (A) specified in the written notice of the meeting (or any supplement thereto) given to stockholders of record on the record date for such meeting by or at the direction of the Board of Directors, (B) brought before the meeting at the direction of the Chairman, the President or the Board of Directors or (C) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements. A notice referred to in clause (C) of the preceding sentence must be delivered personally to, or mailed to and received at, the principal executive office of the Corporation, addressed to the attention of the Secretary, not less than 45 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 55 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual or special meeting was mailed or such public disclosure was made, whichever first occurs. Such notice referred to in clause of the first sentence of this Section 5 shall set forth (i) a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting, (ii) the name and address of the person proposing to bring such business before the meeting, (iii) the class and number of shares held of record, held beneficially and represented by proxy by such person as of the record date for the meeting (if such date has then been made publicly available) and as of the date of such notice, (iv) if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the SEC pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, or any successor thereto, and the written consent of each such nominee to serve if elected, (v) any material interest of the stockholder in such item of business and (vi) all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Securities Exchange Act of 1934, as amended, or any successor thereto. No business shall be brought before any meeting of stockholders of the Corporation otherwise than as provided in this Section 5. The Corporation may require a proposed nominee for director to furnish such other information as may be~~

~~required to be set forth in a stockholder’s notice of nomination which pertains to the nominee or which may be reasonably required to determine the eligibility of such proposed nominee to serve as a director of the Corporation. At the request of the Board of Directors, any individual nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to a nominee. The Chairman of the meeting may, if the facts warrant, determine that a nomination or stockholder proposal was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded.~~A duly elected director may be removed from such position, with or without cause, only by the affirmative vote of the holders of two-thirds (2/3) of the voting power of the outstanding capital stock of the Corporation entitled to vote in the election of directors, voting as a single class.

SECTION 6. (A) At an annual meeting of the stockholders, only business (other than business relating to the nomination or election of directors which is governed by Section 7) that has been properly brought before the stockholder meeting in accordance with the procedures set forth in this Section 6 shall be conducted. To be properly brought before a meeting of stockholders, such business must be brought before the meeting (i) by or at the direction of the Board of Directors or any committee thereof or (ii) by a stockholder who (a) was a stockholder of record of the Corporation when the notice required by this Section 6 is delivered to the Secretary of the Corporation and at the time of the meeting, (b) is entitled to vote at the meeting and (c) complies with the notice and other provisions of this Section 6. Section 6(A)(ii) is the exclusive means by which a stockholder may bring business before a meeting of stockholders, except (x) with respect to nominations or elections of directors which is governed by Section 7 and (y) with respect to proposals where the stockholder proposing such business has notified the Corporation of such stockholder’s intent to present the proposals at an annual meeting in compliance with Section 14 of the Securities Exchange Act of 1934, as amended (the ‘Exchange Act’) and such proposals have been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting, in which case the notice requirements of this Section 6 shall be deemed satisfied with respect to such proposals. Any business brought before a meeting in accordance with Section 6(A)(ii) is referred to as ‘Stockholder Business’.

(B) At any annual meeting of stockholders, all proposals of Stockholder Business must be made by timely written notice given by or on behalf of a stockholder of record of the Corporation (the ‘Notice of Business’) and must otherwise be a proper matter for stockholder action. To be timely, the Notice of Business must be delivered personally or mailed to, and received at the principal executive office of the Corporation (the ‘Office of the Corporation’), addressed to the Secretary of the Corporation, by no earlier than 120 days and no later than 90 days before the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if (i) the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of stockholders or (ii) no annual meeting was held during the prior year (a) no earlier than 120 days before such annual meeting and (b) no later than the later of 90 days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure. In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of a stockholder meeting commence a new time period (or extend any time period) for the giving of the Notice of Business.

(C) The Notice of Business must set forth:

(i) the name and record address of each stockholder proposing Stockholder Business (the ‘Proponent’), as they appear on the Corporation’s books;

(ii) the name and address of any Stockholder Associated Person;

(iii) as to each Proponent and any Stockholder Associated Person, (a) the class or series and number of shares of stock directly or indirectly held of record and beneficially by the Proponent or Stockholder Associated Person, (b) the date such shares of stock were acquired, (c) a description of any agreement, arrangement or understanding, direct or indirect, with respect to such Stockholder Business between or among the Proponent, any Stockholder Associated Person or any others (including their names) acting in concert with any of the foregoing, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares) that has been entered into, directly or indirectly, as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Stockholder Associated Person with respect to shares of stock of the Corporation (a ‘Derivative’), (e) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (f) any rights to dividends on the stock of the Corporation owned beneficially by the Proponent or Stockholder Associated Person that are separated or separable from the underlying stock of the Corporation, (g) any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which the Proponent or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (h) any performance-related fees (other than an asset-based fee) that the Proponent or Stockholder Associated Person is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such notice. The information specified in Section 6(C)(i) to (iii) is referred to herein as ‘Stockholder Information’;

(iv) a representation that each Proponent is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such Stockholder Business;

(v) a brief description of the Stockholder Business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the bylaws, the language of the proposed amendment) and the reasons for conducting such Stockholder Business at the meeting;

(vi) any material interest of each Proponent and any Stockholder Associated Person in such Stockholder Business;

(vii) a representation as to whether the Proponent intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt such Stockholder Business or (b) otherwise to solicit proxies from stockholders in support of such Stockholder Business;

(viii) all other information that would be required to be filed with the Securities and Exchange Commission (‘SEC’) if the Proponents or Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and

(ix) a representation that the Proponents shall provide any other information reasonably requested by the Corporation.

(D) The Proponents shall also provide any other information reasonably requested by the Corporation within ten business days after such request.

(E) In addition, the Proponent shall further update and supplement the information provided to the Corporation in the Notice of Business or upon the Corporation’s request pursuant to Section 6(D) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is the later of ten business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary of the Corporation, by no later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven business days before the date for the meeting (in the case of the update and supplement required to be made as of ten business days before the meeting or any adjournment or postponement thereof).

(F) The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 6, and, if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(G) If the Proponent (or a qualified representative of the Proponent) does not appear at the meeting of stockholders to present the Stockholder Business such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 6, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(H) ‘Beneficial Ownership’ shall be determined, and a Person shall be the ‘Beneficial Owner’ of all securities which such Person is deemed to own beneficially, pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(I) ‘Control’ (including the terms ‘controlling,’ ‘controlled by’ and ‘under common control with’) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(J) ‘Public Disclosure’ of any date or other information means disclosure thereof by a press release reported by the Dow Jones News Services, Associated Press or comparable U.S. national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(K) ‘Stockholder Associated Person’ means with respect to any stockholder, (i) any other beneficial owner of stock of the Corporation that are owned by such stockholder and (ii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the stockholder or such beneficial owner.

(L) Nothing in this Section 6 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

SECTION 7. (A) Only persons who are nominated in accordance with the procedures set forth in this Section 7 are eligible for election as directors.

(B) Nominations of persons for election to the Board of Directors may only be made at a meeting properly called for the election of directors and only (i) by or at the direction of the Board of Directors or any committee thereof or (ii) by a stockholder who (a) was a stockholder of record of the Corporation when the notice required by this Section 7 is delivered to the Secretary of the Corporation and at the time of the meeting, (b) is entitled to vote for the election of directors at the meeting and (c) complies with the notice and other provisions of this Section 7. Section 7(B)(ii) is the exclusive means by which a stockholder may nominate a person for election to the Board of Directors. Persons nominated in accordance with Section 7(B)(ii) are referred to as ‘Stockholder Nominees’. A stockholder nominating persons for election to the Board of Directors is referred to as the ‘Nominating Stockholder’.

(C) All nominations of Stockholder Nominees must be made by timely written notice given by or on behalf of a stockholder of record of the Corporation (the ‘Notice of Nomination’). To be timely, the Notice of Nomination must be delivered personally or mailed to and received at the Office of the Corporation, addressed to the attention of the Secretary of the Corporation, by the following dates:

(i) in the case of the nomination of a Stockholder Nominee for election to the Board of Directors at an annual meeting of stockholders, no earlier than 120 days and no later than 90 days before the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if (a) the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of stockholders or (b) no annual meeting was held during the prior year notice by the stockholder to be timely must be received (1) no earlier than 120 days before such annual meeting and (2) no later than the later of 90 days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure; and

(ii) in the case of the nomination of a Stockholder Nominee for election to the Board of Directors at a special meeting of stockholders, no earlier than 120 days before and no later than the later of 90 days before such special meeting and the tenth day after the day on which the notice of such special meeting was made by mail or Public Disclosure.

(D) Notwithstanding anything to the contrary, if the number of directors to be elected to the Board of Directors at a meeting of stockholders is increased and there is no Public Disclosure by the Corporation naming the nominees for the additional directorships at least 100 days before the first anniversary of the preceding year’s annual meeting, a Notice of Nomination shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered personally and received at the Office of the Corporation, addressed to the attention of the Secretary of the Corporation, no later than the close of business on the tenth day following the day on which such Public Disclosure is first made by the Corporation.

(E) In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual or special meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination.

(F) The Notice of Nomination shall set forth:

(i) the Stockholder Information with respect to each Nominating Stockholder and Stockholder Associated Person;

(ii) a representation that each stockholder nominating a Stockholder Nominee is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination;

(iii) all information regarding each Stockholder Nominee and Stockholder Associated Person that would be required to be disclosed in a solicitation of proxies subject to Section 14 of the Exchange Act, the written consent of each Stockholder Nominee to being named in a proxy statement as a nominee and to serve if elected and a completed signed questionnaire, representation and agreement required by Section 8;

(iv) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among a Nominating Stockholder, Stockholder Associated Person or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating Stockholder, Stockholder Associated Person or any person acting in concert therewith, were the ‘registrant’ for purposes of such rule and the Stockholder Nominee were a director or executive of such registrant;

(v) a representation as to whether the Nominating Stockholders intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination or (b) otherwise to solicit proxies from stockholders in support of such nomination;

(vi) all other information that would be required to be filed with the SEC if the Nominating Stockholders and Stockholder Associated Person were participants in a solicitation subject to Section 14 of the Exchange Act; and

(vii) a representation that the Nominating Stockholders shall provide any other information reasonably requested by the Corporation.

(G) The Nominating Stockholder shall also provide any other information reasonably requested by the Corporation within ten business days after such request.

(H) In addition, the Nominating Stockholder shall further update and supplement the information provided to the Corporation in the Notice of Nomination or upon the Corporation’s request pursuant to Section 7(G) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is ten business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary of the Corporation, by no later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven business days before the date for the meeting (in the case of the update and supplement required to be made as of ten business days before the meeting or any adjournment or postponement thereof).

(I) The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that the nomination was not made in accordance with the procedures set forth in this Section 7, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

(J) If the stockholder (or a qualified representative of the stockholder) does not appear at the applicable stockholder meeting to nominate the Stockholder Nominees, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 7, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(K) Nothing in this Section 7 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

SECTION 8. To be eligible to be a nominee for election or reelection as a director, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 7) to the Secretary at the Office of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary of the Corporation upon written request) and a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director, will act or vote on any issue or question (a ‘Voting Commitment’) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of the Corporation.

SECTION 9. The annual meeting of stockholders of the Corporation for the election of directors and the transaction of such other business as may be brought before the meeting in accordance with this Certificate of Incorporation shall be held on the date and the time fixed from time to time by the Board of Directors, by a resolution adopted by the affirmative vote of a majority of the ~~Entire~~ Board ~~(as defined in Article VI~~ of ~~this Certificate of Incorporation)~~Directors.

SECTION 10. Except as otherwise provided by law ~~or by Article VI of this Certificate of Incorporation~~, at any meeting of stockholders of the Corporation the presence in person or by proxy of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote shall constitute a quorum for the transaction of business brought before the meeting in accordance with this Certificate of Incorporation and, a quorum being present, the affirmative vote of the holders of a majority in voting power present in person or represented by proxy and entitled to vote shall be required to effect action by stockholders; provided, however, that the affirmative vote of a plurality in voting power present in person or represented by proxy and entitled to vote shall be required to effect elections of directors.

SECTION 11. At every meeting of stockholders, the Chairman or, in the absence of ~~such officer,~~ the ~~President~~Chairman, the Vice Chairman or, in the absence of both the Chairman and the Vice Chairman, the Chief Executive Officer or, in the absence of all such ~~officers~~persons, such ~~person~~ individual as shall have been designated by ~~the Chairman, or if he has not done so, then by the President, or if he has not done so, by~~ a resolution adopted by the affirmative vote of a ma jority of the ~~Entire~~ Board~~,~~ of Directors, shall act as chairman of the meeting. The chairman of the meeting shall have sole authority to prescribe the agenda and rules of order for the conduct of such meeting of stockholders and to determine all questions arising thereat relating to the order of business and the conduct of the meeting, except as otherwise required by law.

SECTION 12. Any class or series of Preferred Stock may exercise the special voting rights, if any, of such class or series to elect directors upon the occurrence of certain events specified in the Certificate of Designation pursuant to which any such class or series of Preferred Stock is issued or in this Certificate of Incorporation, as the case may be, in any manner now or hereafter permitted by this Certificate of Incorporation, Delaware law or the applicable Certificate of Designation for such class or series of Preferred Stock.

SECTION 13. The exercise by the Board of Directors of the powers conferred in this Article V shall at all times be subject to any statutory or other limitations upon such powers provided by the laws of the State of Delaware.

SECTION 14. Members of the Board of Directors may be elected either by written ballot or by voice vote.

SECTION 15. The Corporation may in its by-laws confer powers upon its Board of Directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon it by statute.

~~ARTICLE VI~~
~~BUSINESS COMBINATIONS~~

~~SECTION 1. In addition to any affirmative vote required by law or under any other provisions of this Certificate of Incorporation or required in a specific case by the Board of Directors, and except as otherwise expressly provided in this Article VI, a Business Combination (as hereinafter defined) shall require the approval of the holders of the then outstanding Voting Shares (as hereinafter defined) entitled to cast at least 75% of the votes entitled to be cast by the holders of all of the then outstanding Voting Shares (and such affirmative vote must include the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares which are not Beneficially Owned (as hereinafter defined) by any Interested Stockholder (as hereinafter defined). Each such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.~~

~~SECTION 2. The provisions of Section 1 of this Article VI shall not be applicable if: (i) immediately prior to the time the Business Combination is consummated, the Corporation is the Beneficial Owner (as hereinafter defined) of a majority of each class of the outstanding Equity Securities (as hereinafter defined) of the Interested Stockholder; (ii) the Business Combination was approved by at least a majority of the Board of Directors (even though not the Entire Board (as hereinafter defined)), but only if a majority of the directors acting favorably upon such matter are Continuing Directors (as hereinafter defined); or (iii) the consideration to be received in or as a result of the Business Combination by the holders of each class of the Voting Shares acquired by the Interested Stockholder is at least equal to the greater of the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees and with appropriate adjustments for recapitalizations and for stock splits, reverse stock splits and stock dividends) paid by the Interested Stockholder for any shares of such class (A) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination or (B) in the transaction in which it became an Interested Stockholder, and is in cash or in the same form of consideration as the Interested~~

~~Stockholder paid to acquire the largest number of Voting Shares previously acquired by it. If the ownership or form of consideration requirements set forth in clauses (i) and (iii) of this Section 2 are satisfied, the Business Combination shall require the approval of the holders of then outstanding Voting Shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the then outstanding Voting Shares (the ‘Ratification Percentage’) (and such approval must include the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares which are not Beneficially Owned by any Interested Stockholder). If the Board of Directors approves the Business Combination in accordance with the requirements set forth in clause (ii) of the preceding sentence, the Board of Directors may, again in accordance with the voting provisions of such clause (ii), determine to require a vote of stockholders. If a stockholder vote is required for such Business Combination under law, the Board of Directors shall require the affirmative vote of the then outstanding Voting Shares equal to the higher of: (1) the Ratification Percentage (such affirmative vote shall not require the affirmative vote of the holders of Voting Shares entitled to cast a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares which are not Beneficially Owned by any Interested Stockholder) and (2) such other percentage as is required by law. If a stockholder vote is not required for such Business Combination under law, the Board of Directors may, in its discretion, (x) decide not to require a stockholder vote to approve the Business Combination or (y) require the affirmative vote of the outstanding Voting Shares equal to (i) the Ratification Percentage (such affirmative vote shall not require the affirmative vote of the holders of Voting Shares entitled to cast a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares which are not Beneficially Owned by any Interested Stockholder) or (ii) such other percentage as it so determines. Each such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.~~

~~SECTION 3. For the purposes of this Article VI:~~

~~(1) ‘Business Combination’ shall mean:~~

~~(A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (whether or not the Corporation is the surviving corporation) (i) any Interested Stockholder or an Affiliate or Associate (as hereinafter defined) of an Interested Stockholder, or an Affiliate thereof, or (ii) any other corporation (whether or not itself an Interested Stockholder), which, after such merger or consolidation, would be an Affiliate or Associate of an Interested Stockholder or an Affiliate thereof; or~~

~~(B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, or an Affiliate thereof, of any Substantial Part (as hereinafter defined) of the assets of the Corporation or of any Subsidiary; or~~

~~(C) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to the Corporation or any Subsidiary of any assets (excluding any Voting Shares, but including without limitation any securities, whether outstanding, authorized but unissued or in treasury, issued by an Interested Stockholder or by an Affiliate or Associate of an Interested Stockholder or by an Affiliate thereof) of (i) any Interested Stockholder or (ii) an Affiliate or Associate of an Interested Stockholder, or an~~

~~Affiliate thereof, if the amount paid therefor constitutes a Substantial Part of the assets of the Corporation or any Subsidiary; or~~

~~(D) the issuance or transfer by the Corporation or by any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary (except upon conversion of convertible securities as a result of a pro rata stock dividend or stock split) to any Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, or an Affiliate thereof, in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $5,000,000 or more; or~~

~~(E) the adoption of any plan or proposal for the liquidation, dissolution, spinoff, split-up or split-off of the Corporation if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon or, if no vote would otherwise be required, the date the transaction is planned to be consummated, any Person (as hereinafter defined) shall be an Interested Stockholder; or~~

~~(F) any reclassification of securities (including, without limitation, any combination of shares or reverse stock split) or recapitalization of the Corporation, or any reorganization, merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding securities of any class of Equity Securities of the Corporation or any Subsidiary of which any Interested Stockholder is, directly or indirectly, the Beneficial Owner; or~~

~~(G) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.~~

~~(2) A ‘Person’ shall mean any individual, firm, corporation or other entity.~~

~~(3) ‘Interested Stockholder’ shall mean any Person (other than the Corporation or any Subsidiary and other than any pension, profit sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which, as of the record date for the determination of stockholders entitled to notice of and to vote on any Business Combination, or immediately prior to the consummation of any such Business Combination (other than a Business Combination referred to in subparagraph (1)(E) of this Section 3) is the Beneficial Owner of more than ten (10) percent of the voting power of the Voting Shares (determined solely on the basis of the total number of Voting Shares so beneficially owned in relation to the total number of Voting Shares issued and outstanding).~~

~~(4) ‘Beneficial Ownership’ shall be determined, and a Person shall be the ‘Beneficial Owner’ of all securities which such Person is deemed to own beneficially, pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any successor rule or statutory provision) or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on the date of the merger of Triarc Companies, Inc., an Ohio corporation, with and into the Corporation (the ‘Merger’); provided, however, that a Person shall, in any event, also be deemed to be the ‘Beneficial Owner’ of any Voting Shares:~~

~~(A) of which such Person or any of its Affiliates or Associates is, directly or indirectly, the Beneficial Owner, or~~

~~(B) of which such Person or any of its Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of an agreement, arrangement or understanding with the Corporation to effect a Business Combination) or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner), or~~

~~(C) of which any other Person is, directly or indirectly, the Beneficial Owner if such first mentioned Person or any of its Affiliates or Associates acts with such other Person as a partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation;~~

~~and provided further, however, that (i) no director or officer of the Corporation, nor any Associate or Affiliate of any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed for any purposes hereof, to be the Beneficial Owner of any Voting Shares of which any other such director or officer (or any Associate or Affiliate thereof) is the Beneficial Owner and (ii) no trustee of an employee stock ownership or similar plan of the Corporation or any Subsidiary (‘Employee Plan Trustee’) nor any Associate or Affiliate of any such Employee Plan Trustee, shall, solely by reason of being an Employee Plan Trustee or Associate or Affiliate of an Employee Plan Trustee, be deemed for any purposes hereof, to be the Beneficial Owner of any Voting Shares held by or under any such plan.~~

~~(5) ‘Continuing Director’ shall mean a Person who was a member of the Board of Directors of the Corporation as of the date of the Merger, or a person thereafter elected by the stockholders or appointed by the Board of Directors whose election or appointment or recommendation by the Board of Directors for election by the Corporation’s stockholders was approved of by at least a majority of the Continuing Directors then on the Board of Directors.~~

~~(6) ‘Entire Board’ shall mean the number of directors determined from time to time by the Board of Directors pursuant to a resolution adopted pursuant to Section 2 of Article V of this Certificate of Incorporation.~~

~~(7) An ‘Affiliate’ of a specified Person is a Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. The term ‘Associate’ used to indicate a relationship with any Person shall mean (i) any corporation or organization (other than the Corporation or a Subsidiary) of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten (10) percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity (other than an Employee Plan Trustee, as defined above), (iii) any Relative (as hereinafter defined) of such Person or (iv) any officer or director of any corporation controlling or controlled by such Person.~~

~~(8) ‘Relative’ shall mean a Person’s spouse, parents, children, siblings, mothers-and fathers-in-law, sons-and daughters-in-law, and brothers-and sisters-in-law.~~

~~(9) ‘Subsidiary’ shall mean any corporation of which a majority of any class of Equity Security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (3) of this Section 3, the term ‘Subsidiary’ shall mean only a corporation of which a majority of each class or series of Equity Security is owned, directly or indirectly, by the Corporation.~~

~~(10) ‘Substantial Part’ shall mean assets having a book value (determined in accordance with generally accepted accounting principles) in excess of 10% of the book value (determined in accordance with generally accepted accounting principles) of the total consolidated assets of the entity in question and its consolidated Subsidiaries, at the end of its most recent fiscal year ending prior to the time the determination is made.~~

~~(11) ‘Voting Shares’ shall mean any issued and outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; provided, however, that for purposes of computing the number of Voting Shares of which a Person is a Beneficial Owner in order to determine whether such Person is an Interested Stockholder, the outstanding Voting Shares owned by the Interested Stockholder shall include shares deemed owned by such Person through the application of paragraph (4) of this Section 3.~~

~~(12) ‘Equity Security’ shall have the meaning given to such term under Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1994.~~

~~SECTION 4. A majority of the Entire Board shall have the power to determine, but only if a majority of the Entire Board shall then consist of Continuing Directors, or, if a majority of the Entire Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors shall have the power to determine, for the purposes of this Article VI on the basis of information known to them, (i) the number of Voting Shares of which any Person is the Beneficial Owner, (ii) whether a Person is an Affiliate or Associate of another, (iii) whether a Person has an agreement, arrangement or understanding with another as to any matter referred to in subparagraph (4)(C) of Section 3 of this Article VI, (iv) whether the assets subject to any Business Combination constitute a Substantial Part of the assets of the entity in question, and/or (v) any other factual matter relating to the applicability or effect of this Article VI. Any determinations made by the Board of Directors, or by the Continuing Directors, as the case may be, pursuant to this Article VI in good faith and the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders, including any Interested Stockholder.~~

~~SECTION 5. Any amendment, alteration, change or repeal of this Article VI, or any other amendment of this Certificate of Incorporation made at a time when the Corporation has an Interested Stockholder, shall, in addition to any other vote or approval required by law or by this Certificate of Incorporation, require the affirmative vote of the holders of the then outstanding Voting Shares entitled to cast at least 75% of the votes entitled to be cast by the holders of all of the then outstanding Voting Shares (and such affirmative vote must include the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all Voting Shares exclusive of those of which any Interested Stockholder is the Beneficial Owner); provided, however, that such 75% vote (and such additional affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all Voting Shares exclusive of those of which any Interested Stockholder is the Beneficial Owner) shall not be required for any amendment,~~

~~alteration, change or repeal declared advisable by the Board of Directors by the affirmative vote of a majority of the Entire Board and submitted to the stockholders for their consideration, but only if a majority of the members of the Board of Directors acting favorably upon such matter shall be Continuing Directors, in which case this Article VI, or any other provision of this Certificate of Incorporation, may be amended by the affirmative vote of stockholders holding at least a majority of the voting power of the outstanding Voting Shares (such affirmative vote shall not require the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares exclusive of those of which any Interested Stockholder is the Beneficial Owner); and provided, further, that the Ratification Percentage may be amended, altered, repealed or changed by the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding Voting Shares (such affirmative vote shall not require the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares exclusive of those of which any Interested Stockholder is the Beneficial Owner).~~

ARTICLE VI~~I~~
INDEMNIFICATION

SECTION 1. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a ‘Proceeding’), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a ~~Director~~director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an ‘Other Entity’), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements). Persons who are not ~~Directors~~directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Article VI~~I~~.

SECTION 2. The Corporation shall, from time to time, reimburse or advance to any ~~Director~~director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the Delaware General Corporation Law, such expenses incurred by or on behalf of any ~~Director~~director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such ~~Director~~director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such ~~Director~~director, officer or other person is not entitled to be indemnified for such expenses.

SECTION 3. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VI~~I~~ shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Certificate of Incorporation, the By-laws ~~of the Corporation (the ‘By-laws’)~~, any agreement, any vote of stockholders or disinterested ~~Directors~~directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

SECTION 4. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VI~~I~~ shall continue as to a person who has ceased to be a ~~Director~~director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

SECTION 5. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a ~~Director~~director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI~~I~~, the By-laws or under Section 145 of the Delaware General Corporation Law or any other provision of law.

SECTION 6. The provisions of this Article VI~~I~~ shall be a contract between the Corporation, on the one hand, and each ~~Director~~director and officer who serves in such capacity at any time while this Article VI is in effect and any other person indemnified hereunder, on the other hand, pursuant to which the Corporation and each such ~~Director~~director, officer, or other person intend to be legally bound. No repeal or modification of this Article VI~~I~~ shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

SECTION 7. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VI~~I~~ shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

SECTION 8. Any ~~Director~~director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

SECTION 9. Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article VI~~I~~ may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

ARTICLE VII
LIMITATION ON LIABILITY OF DIRECTORS

SECTION 1. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article VII I to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the Delaware General Corporation Law, as so amended.

SECTION 2. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VIII
ADOPTION, AMENDMENT AND/OR REPEAL OF BY-LAWS

The Board of Directors may from time to time (after adoption by the undersigned of the original By-laws) make, alter or repeal the By-laws by a vote of two-thirds of the entire Board of Directors that would be in office if no vacancy existed, whether or not present at a meeting; provided, however, that any By-laws made, amended or repealed by the Board of Directors may be amended or repealed, and any By-laws may be made, by the stockholders of the Corporation by vote of a majority of the holders of shares of stock of the Corporation entitled to vote in the election of ~~Directors~~directors of the Corporation. Notwithstanding the foregoing, the Board of Directors shall not have the power or authority to amend, alter or repeal Section 3 of Article I of the Corporation’s By-laws.

~~ARTICLE X~~
~~INCORPORATOR~~

~~The name and mailing address of the incorporator are: Mary C. Wade, c/o Triarc Companies, Inc., 900 Third Avenue, 31st Floor, N.Y., N.Y. 10022.~~

IN WITNESS ~~the signature of~~WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this ~~6th~~__ day of ~~May, 1994~~_________, 2009.

~~/s/ MARY C. WADE~~
    ~~Incorporator~~By:
    President

WENDY'S/ARBY'S GROUP, INC.
1155 PERIMETER CENTER WEST
ATLANTA, GA 30338

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M12313-P76957	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

WENDY'S/ARBY'S GROUP, INC.		For	Withhold	For All
		All	All	Except
The Board of Directors recommends a vote "FOR" the election of the nominees listed and "FOR" each proposal.

1.	To elect twelve (12) directors to hold office as specified in the Company's Proxy Statement.	0	0	0

Nominees:
01)	Nelson Peltz	07)	Joseph A. Levato
02)	Peter W. May	08)	J. Randolph Lewis
03)	Hugh L. Carey	09)	David E. Schwab II
04)	Clive Chajet	10)	Roland C. Smith
05)	Edward P. Garden	11)	Raymond S. Troubh
06)	Janet Hill	12)	Jack G. Wasserman	For	Against	Abstain

2.	To adopt an amendment and restatement of the Company's Certificate of Incorporation (the Certificate of Incorporation) to refer to Class A Common Stock as Common Stock and make other conforming changes.			0	0	0

3.	To adopt an amendment and restatement of the Certificate of Incorporation to provide that, in the absence of the Chairman of the Board, the alternate presiding chairman at a meeting of the Company's stockholders would be, in order, the Vice Chairman, the Chief Executive Officer or a person designated by a majority of the Board of Directors.			0	0	0

4.	To adopt an amendment and restatement of the Certificate of Incorporation to change the advance notice procedures for stockholder proposals and director nominations.			0	0	0

If you have included comments or a change in address on the account, please check this box. Please note that changes to the registered name(s) on the account may not be submitted via this method.						0

Please indicate if you plan to attend this meeting.				0	0
				Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

		For	Against	Abstain

5.	To adopt an amendment and restatement of the Certificate of Incorporation to provide that directors may be removed only by the affirmative vote of the holders of two-thirds of the voting power of the Company's capital stock.	0	0	0

6.	To adopt an amendment and restatement of the Certificate of Incorporation to repeal Article VI thereof, which imposes super-majority stockholder approval requirements for certain business combination transactions between the Company and an interested stockholder.	0	0	0

7.	To re-approve the Performance Goal Bonus Awards portion of the Company's 1999 Executive Bonus Plan.	0	0	0

8.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for 2009.	0	0	0

9.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.	0	0	0

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

1155 Perimeter Center West
Atlanta, GA 30338

Admission Ticket
(Not Transferable)

Annual Meeting Admission Ticket
(and meeting information)
2009 Annual Meeting of Stockholders
11:00 a.m. (EDT), Thursday, May 28, 2009
W New York
541 Lexington Avenue
New York, NY 10022

Please present this admission ticket to gain
admittance to the meeting. This ticket admits
only the stockholder listed on the reverse side
and is not transferable.

This year's Annual Meeting of Stockholders will be held at the W New York, 541 Lexington Avenue, New York, NY 10022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M12314-P76957

WENDY'S/ARBY'S GROUP, INC.

1155 Perimeter Center West
Atlanta, GA 30338

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING ON MAY 28, 2009.

          The undersigned hereby appoints Roland C. Smith and Stephen E. Hare, and each of them, with the full power of substitution, as proxies, to vote all the shares of stock of Wendy's/Arby's Group, Inc. (the "Company") that the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of the Company to be held at the W New York, 541 Lexington Avenue, New York, NY 10022 on May 28, 2009, and any adjournment thereof, upon the matters set forth herein, and in their discretion upon such other matters as may properly come before the meeting.

          This Proxy, if signed and returned, will be voted as specified. If this card is signed and returned without specifications, the shares shall be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and FOR each proposal. A majority of said proxies, or any substitutes, who shall be present and act at the meeting (or if only one shall be present and act, then that one) shall have all the powers of said proxies hereunder.

IMPORTANT - This Proxy must be signed and dated on the reverse side.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m. (EDT) on
May 27, 2009.

THANK YOU FOR VOTING
Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)